                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         Excelsior Institutional Trust
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                Mari A. Wilson
--------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.
[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     1. Title of each class of securities to which transaction applies:

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     2. Aggregate number of securities to which transaction applies:

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     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     4. Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     5. Total fee paid:

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[X]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1. Amount Previously Paid:

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     2. Form, Schedule or Registration Statement No.:

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     3. Filing Party:

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     4. Date Filed:

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


EXCELSIOR
----------------

INSTITUTIONAL FUNDS

October 16, 1995

Dear Shareholder:

  Your Board of Trustees has proposed a restructuring of the Excelsior Institutional Trust which will streamline the product offering and eliminate certain costs inherent in the current fund structure. You and your fellow shareholders will continue to benefit from the same high quality professional investment management which you have received in the past.

  Under the terms of the restructuring, each of the funds will be withdrawing from its two-tier master/feeder structure and will then operate as a more traditional one-tier mutual fund. Your Trustees are therefore requesting that you approve investment advisory agreements which are identical in nature to those currently in existence. This will enable your fund's investment advisor to directly manage the fund on your behalf. Currently this is accomplished through the use of a separate portfolio with an investment objective identical to the fund. In addition, the Trustees are requesting your approval of several new Trustees who currently serve as directors of the UST Master Funds, in order to more closely align the two fund complexes. As part of this restructuring, the UST Master Funds have agreed to change their name to Excelsior Funds. Additional proposals relate only to the Bond Index Fund; shareholders of that fund should read Proposal 3 carefully. Finally, you are being requested to approve Ernst & Young LLP as the auditors for the funds.

  Since the Trustees have approved the restructuring, the proposal is now subject to the approval of you and your fellow shareholders at a meeting to be held on Wednesday, November 15, 1995, in the offices of U.S. Trust, 114 West 47th Street, New York, New York, at 10:00 a.m., Eastern Standard Time. Your vote is very important. Even if you cannot attend, it is extremely important that you complete and return the enclosed proxy card.

  Because the Trustees believe that this restructuring will benefit all shareholders, the Trustees encourage you to vote for the proposals.

                                          Thomas M. Lenz
                                          Secretary

                      EXCELSIOR INSTITUTIONAL EQUITY FUND
                      EXCELSIOR INSTITUTIONAL INCOME FUND
                 EXCELSIOR INSTITUTIONAL TOTAL RETURN BOND FUND
                   EXCELSIOR INSTITUTIONAL EQUITY INDEX FUND
                    EXCELSIOR INSTITUTIONAL BOND INDEX FUND
               EXCELSIOR INSTITUTIONAL SMALL CAPITALIZATION FUND
                     EXCELSIOR INSTITUTIONAL BALANCED FUND
                   EXCELSIOR INSTITUTIONAL EQUITY GROWTH FUND
                EXCELSIOR INSTITUTIONAL VALUE EQUITY INCOME FUND
               EXCELSIOR INSTITUTIONAL INTERNATIONAL EQUITY FUND
                 EACH A SERIES OF EXCELSIOR INSTITUTIONAL TRUST
                               6 ST. JAMES AVENUE
                          BOSTON, MASSACHUSETTS 02116
                           TELEPHONE: (617) 423-0800

                               ----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON NOVEMBER 15, 1995

                               ----------------

  A Special Meeting of Shareholders (the "Meeting") of Excelsior Institutional Equity Fund, Excelsior Institutional Income Fund, Excelsior Institutional Total Return Bond Fund, Excelsior Institutional Equity Index Fund, Excelsior Institutional Bond Index Fund, Excelsior Institutional Small Capitalization Fund, Excelsior Institutional Balanced Fund, Excelsior Institutional Equity Growth Fund, Excelsior Institutional Value Equity Income Fund and Excelsior Institutional International Equity Fund (each, a "Fund"; collectively, the "Funds"), each a separate series of Excelsior Institutional Trust (the "Trust"), will be held at the offices of United States Trust Company of New York ("U.S. Trust") located at 114 West 47th Street, New York, New York 10036, at 10:00 a.m., Eastern time, on Wednesday, November 15, 1995 for the following purposes:

PROPOSAL 1.EXCELSIOR INSTITUTIONAL EQUITY FUND
           EXCELSIOR INSTITUTIONAL INCOME FUND
           EXCELSIOR INSTITUTIONAL TOTAL RETURN BOND FUND
           EXCELSIOR INSTITUTIONAL BALANCED FUND
           EXCELSIOR INSTITUTIONAL EQUITY GROWTH FUND
           EXCELSIOR INSTITUTIONAL INTERNATIONAL EQUITY FUND
           EXCELSIOR INSTITUTIONAL BOND INDEX FUND

    For each of the above Funds, to approve or disapprove of the withdrawal by such Fund of its investment in the series of the St. James Portfolios corresponding to such Fund, in order to allow the current operating structure of such Fund to be replaced (temporarily, in the case of the Excelsior Institutional Bond Index Fund) by a traditional one-tier operating structure common to most mutual funds. (Shareholders of each of the above Funds will vote separately with respect to the withdrawal of such investment by such Fund.)

PROPOSAL 2.EXCELSIOR INSTITUTIONAL EQUITY FUND
           EXCELSIOR INSTITUTIONAL INCOME FUND
           EXCELSIOR INSTITUTIONAL TOTAL RETURN BOND FUND
           EXCELSIOR INSTITUTIONAL BALANCED FUND
           EXCELSIOR INSTITUTIONAL EQUITY GROWTH FUND
           EXCELSIOR INSTITUTIONAL INTERNATIONAL EQUITY FUND
           EXCELSIOR INSTITUTIONAL BOND INDEX FUND

    For each of the above Funds, to approve or disapprove of investment advisory agreements and, with respect to certain of the Funds, investment subadvisory agreements, as more specifically described in parts (a), (b),
  (c), (d), (e) and (f) below of this Proposal 2. In each case upon the changes in operating structure described in Proposal 1 above the existing agreements would no longer apply to the Funds and therefore approval of agreements applicable to the Funds would be required. The agreements to be approved will provide the same advisory services to the Funds as the existing agreements. The specific proposals with regard to each Fund are as follows:

(a).EXCELSIOR INSTITUTIONAL EQUITY FUND
    EXCELSIOR INSTITUTIONAL INCOME FUND
    EXCELSIOR INSTITUTIONAL TOTAL RETURN BOND FUND

    For each of the above Funds, to approve or disapprove of a new investment advisory agreement between the Trust, on behalf of each such Fund, and U.S. Trust as investment adviser, identical in material terms to the existing agreement between the St. James Portfolios and U.S. Trust. (Shareholders of each of the above Funds will vote separately with respect to the investment advisory agreement for such Fund.)

(b).EXCELSIOR INSTITUTIONAL BALANCED FUND
    EXCELSIOR INSTITUTIONAL EQUITY GROWTH FUND
    EXCELSIOR INSTITUTIONAL INTERNATIONAL EQUITY FUND
    EXCELSIOR INSTITUTIONAL BOND INDEX FUND

    For each of the above Funds, to approve or disapprove of a new investment advisory agreement between the Trust, on behalf of each such Fund, and United States Trust Company of the Pacific Northwest ("U.S. Trust Pacific") as investment adviser, identical in material terms to the existing agreement between the St. James Portfolios and U.S. Trust Pacific. (Shareholders of each of the above Funds will vote separately with respect to the investment advisory agreement for such Fund.)

(c).EXCELSIOR INSTITUTIONAL BALANCED FUND

    For the above Fund, to approve or disapprove of a new investment subadvisory agreement between U.S. Trust Pacific and Becker Capital Management, Inc. ("Becker") as investment subadviser, identical in material terms to the existing agreement with Becker.

(d).EXCELSIOR INSTITUTIONAL EQUITY GROWTH FUND

    For the above Fund, to approve or disapprove of a new investment subadvisory agreement between U.S. Trust Pacific and Luther King Capital Management Corporation ("Luther King") as investment subadviser, identical in material terms to the existing agreement with Luther King.

(e).EXCELSIOR INSTITUTIONAL INTERNATIONAL EQUITY FUND

    For the above Fund, to approve or disapprove of a new investment subadvisory agreement between U.S. Trust Pacific and Harding, Loevner Management, L.P. ("Harding Loevner") as investment subadviser, identical in material terms to the existing agreement with Harding Loevner.

(f).EXCELSIOR INSTITUTIONAL BOND INDEX FUND

    For the above Fund, to approve or disapprove of a new investment subadvisory agreement between U.S. Trust Pacific and U.S. Trust as investment subadviser, identical in material terms to the existing agreement with U.S. Trust.

PROPOSAL 3.EXCELSIOR INSTITUTIONAL BOND INDEX FUND

    For the above Fund, to approve or disapprove of the investment of all of its investable assets in the Bond Index Portfolio, a series of Federated Investment Portfolios ("Federated Portfolios"), and in connection therewith:

(a). For the Bond Index Fund, as an investor in the Bond Index Portfolio, to approve or disapprove of an investment advisory agreement between Federated Portfolios and Federated Management with respect to the Bond Index Portfolio.

(b). For the Bond Index Fund, as an investor in the Bond Index Portfolio, to approve or disapprove of an investment subadvisory agreement between Federated Management and U.S. Trust with respect to the Bond Index Portfolio.

(c). For the Bond Index Fund, as an investor in Federated Portfolios, to authorize the election of the Trustees of Federated Portfolios.

(d). For the Bond Index Fund, as an investor in Federated Portfolios, to authorize the approval or disapproval of the selection of Ernst & Young LLP as the independent certified public accountants of Federated Portfolios.

PROPOSAL 4.ALL FUNDS

    To elect a Board of Trustees of the Trust.

PROPOSAL 5.ALL FUNDS

    To approve or disapprove of the selection of Ernst & Young LLP as the independent certified public accountants of the Trust.

PROPOSAL 6.ALL FUNDS

    To transact such other business as may properly come before the Meeting and any adjournments thereof.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE IN FAVOR OF ALL
ITEMS.

  Only shareholders of record of the Funds as of the close of business on September 15, 1995 will be entitled to vote at the Meeting or any adjournment of the Meeting.

                                          Thomas M. Lenz, Secretary

October 16, 1995

  YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

                      EXCELSIOR INSTITUTIONAL EQUITY FUND
                      EXCELSIOR INSTITUTIONAL INCOME FUND
                 EXCELSIOR INSTITUTIONAL TOTAL RETURN BOND FUND
                   EXCELSIOR INSTITUTIONAL EQUITY INDEX FUND
                    EXCELSIOR INSTITUTIONAL BOND INDEX FUND
               EXCELSIOR INSTITUTIONAL SMALL CAPITALIZATION FUND
                     EXCELSIOR INSTITUTIONAL BALANCED FUND
                   EXCELSIOR INSTITUTIONAL EQUITY GROWTH FUND
                EXCELSIOR INSTITUTIONAL VALUE EQUITY INCOME FUND
               EXCELSIOR INSTITUTIONAL INTERNATIONAL EQUITY FUND
                 EACH A SERIES OF EXCELSIOR INSTITUTIONAL TRUST
                               6 ST. JAMES AVENUE
                          BOSTON, MASSACHUSETTS 02116
                           TELEPHONE: (617) 423-0800

                               ----------------

                                PROXY STATEMENT

                               ----------------

                                    GENERAL

  This Proxy Statement and Notice of Special Meeting with accompanying form of proxy are being mailed by the Board of Trustees of Excelsior Institutional Trust (the "Trust") on behalf of Excelsior Institutional Equity Fund (the "Equity Fund"), Excelsior Institutional Income Fund (the "Income Fund"), Excelsior Institutional Total Return Bond Fund (the "Total Return Bond Fund"), Excelsior Institutional Equity Index Fund (the "Equity Index Fund"), Excelsior Institutional Bond Index Fund (the "Bond Index Fund"), Excelsior Institutional Small Capitalization Fund (the "Small Cap Fund"), Excelsior Institutional Balanced Fund (the "Balanced Fund"), Excelsior Institutional Equity Growth Fund (the "Equity Growth Fund"), Excelsior Institutional Value Equity Income Fund (the "Value Equity Income Fund") and Excelsior Institutional International Equity Fund (the "International Equity Fund") (each, a "Fund"; collectively, the "Funds"), each a series of the Trust, on or about October 16, 1995. They are being furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust for use at a special meeting (the "Meeting") of the shareholders of the Funds to be held at the offices of United States Trust Company of New York ("U.S. Trust") located at 114 West 47th Street, New York, New York 10036, on Wednesday, November 15, 1995 at 10:00 a.m., Eastern time for the purposes set forth in the accompanying Notice of Special Meeting.

  The table below sets forth the proposals on which shareholders of each Fund will vote:

        FUND          PROPOSALS TO BE CONSIDERED
        ----          --------------------------
       Equity Fund... Proposals 1, 2(a), 4, 5, 6
       Income Fund... Proposals 1, 2(a), 4, 5, 6
       Total Return
        Bond Fund.... Proposals 1, 2(a), 4, 5, 6
       Equity Index
        Fund......... Proposals 4, 5, 6
       Bond Index
        Fund......... Proposals 1, 2(b), 2(f), 3, 3(a), 3(b), 3(c), 3(d), 4, 5, 6
       Small Cap
        Fund......... Proposals 4, 5, 6
       Balanced Fund. Proposals 1, 2(b), 2(c), 4, 5, 6
       Equity Growth
        Fund......... Proposals 1, 2(b), 2(d), 4, 5, 6
       Value Equity
        Income Fund.. Proposals 4, 5, 6
       International
       Equity Fund... Proposals 1, 2(b), 2(e), 4, 5, 6

  Each of the Funds is one of the twelve series of the Trust, which is an open-end diversified management company organized as a Delaware business trust established under a Trust Instrument dated April 27, 1994 (the "Trust Instrument"). Each of the Funds was designated as a separate series of the Trust on April 27, 1994. There are currently two inactive series of the Trust, and additional series may be established from time to time.

  Each of the Funds currently seeks to achieve its investment objective by investing all of its investable assets in a corresponding portfolio, as follows:

        FUND          CORRESPONDING PORTFOLIO
        ----          -----------------------
       Equity Fund... Equity Portfolio
       Income Fund... Income Portfolio
       Total Return
        Bond Fund.... Total Return Bond Portfolio
       Equity Index
        Fund......... Equity Market Portfolio
       Bond Index
        Fund......... Bond Market Portfolio
       Small Cap
        Fund......... Small Cap Portfolio
       Balanced Fund. Balanced Portfolio
       Equity Growth
        Fund......... Equity Growth Portfolio
       Value Equity
        Income Fund.. Value Equity Income Portfolio
       International
       Equity Fund... International Equity Portfolio

  Each of the portfolios described above (each a "Portfolio," collectively, the "Portfolios") is a series of St. James Portfolios (the "Portfolio Series"), an open-end management investment company. Each Portfolio has the same investment objective and policies as its corresponding Fund.

  The mailing address of the Trust is 6 St. James Avenue, Boston, Massachusetts 02116. This Proxy Statement and proxy card are being mailed to shareholders on or about October 16, 1995. Each Fund's annual report for the fiscal year ending May 31, 1995 was mailed to the shareholders of such Fund on or about July 28, 1995. A copy may be obtained free of charge by writing to the Trust at the address stated above or by calling the Trust toll-free at (800) 909-1989.

MANNER OF VOTING PROXIES

  If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. If no instructions are specified, shares will be voted "for" the proposed items. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing delivered at the Meeting or filed with the Secretary of the Trust.

  Under the Trust Instrument of the Trust, with respect to any Proposal to be considered at the Meeting, a quorum is considered the presence in person or by proxy of the holders of one-third of the outstanding shares of the Fund entitled to vote at the Meeting with respect to such Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposals.

  In the event that a quorum is not present at the Meeting with respect to a Fund, the persons named as proxies will vote those proxies which they are entitled to vote in favor of one or more adjournments of the Meeting with respect to that Fund to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares of that Fund represented at the meeting in person or by proxy. In the event that a quorum is present at the Meeting with respect to a Fund but sufficient votes to approve one or more of the proposed items with respect to that Fund are not received, the persons named as proxies may propose one or more adjournments of the Meeting with respect to that Fund to permit further solicitation of proxies. Any such adjournment with respect to a Fund will require the affirmative vote of a majority of the shares of such Fund voted at the Meeting. When voting on a proposed adjournment, the persons named as proxies will vote all shares that they are entitled to vote with respect to each item for the proposed adjournment, unless directed to disapprove the item, in which case such shares will be voted against the proposed adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

  The cost of soliciting proxies on the accompanying form, including the fees of a proxy soliciting agent, if any, will be borne by U.S. Trust. In addition to solicitation by mail, proxies may be solicited by the Board of Trustees of the Trust, officers, and regular employees and agents of the Trust without compensation therefor. The Trust will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies.

  The Board of Trustees of the Trust has fixed the close of business on September 15, 1995 as the record date (the "Record Date") for determination of shareholders of the Funds entitled to notice of and to vote at the Meeting. Shareholders of record of the Funds on the Record Date are entitled to one vote per share of their respective Fund(s) at the Meeting or any adjournment of the Meeting. On the Record Date, there were

(i) 2,636,205.590 outstanding shares of the Equity Fund, held by 3 shareholders of record, (ii) 4,617,170.046 outstanding shares of the Income Fund, held by 2 shareholders of record, (iii) 4,309,651.939 outstanding shares of the Total Return Bond Fund, held by 3 shareholders of record, (iv) 1,915,592.706 outstanding shares of the Equity Index Fund, held by 2 shareholders of record,
(v) 2,183,102.711 outstanding shares of the Bond Index Fund, held by 2 shareholders of record, (vi) 2,211,311.830 outstanding shares of the Small Cap Fund, held by 2 shareholders of record, (vii) 10,448,913.657 outstanding shares of the Balanced Fund, held by 2 shareholders of record, (viii) 6,954,798.462 outstanding shares of the Equity Growth Fund, held by 2 shareholders of record,
(ix) 2,081,399.211 outstanding shares of the Value Equity Income Fund, held by 2 shareholders of record, and (x) 1,995,381.000 outstanding shares of the International Equity Fund, held by 2 shareholders of record.

INTERESTS OF CERTAIN PERSONS

  As of the Record Date, to the best knowledge of the Trust, the following persons benefically owned 5% or more of the outstanding shares of the Equity
Fund:

                                                            AMOUNT OF
NAME AND ADDRESS                                            BENEFICIAL  PERCENT
OF BENEFICIAL OWNER                                         OWNERSHIP  OF SHARES
-------------------                                         ---------- ---------
The Children's Aid Society Bequest Account ................  251,648     10.0%
 c/o U.S. Trust
 114 W. 47th Street
 New York, NY 10014
Saint Domenic Church.......................................  207,001      8.2%
 c/o U.S. Trust
 114 W. 47th Street
 New York, NY 10014
Albany Law School Restricted ..............................  139,004      5.5%
 c/o U.S. Trust
 114 W. 47th Street
 New York, NY 10014
Dow Jones Foundation.......................................  131,293      5.2%
 c/o U.S. Trust
 114 W. 47th Street
 New York, NY 10014

  As of the Record Date, to the best knowledge of the Trust, the following persons benefically owned 5% or more of the outstanding shares of the Income
Fund:

                                                            AMOUNT OF
NAME AND ADDRESS                                            BENEFICIAL  PERCENT
OF BENEFICIAL OWNER                                         OWNERSHIP  OF SHARES
-------------------                                         ---------- ---------
U/W Eugene Higgins Residuary Trust for .................... 1,522,827    32.9%
  Columbia Harvard Princeton and Yale Universities
  c/o U.S. Trust
  114 W. 47th Street
  New York, NY 10014
U/W Martin S. Paine for the Martin S. Paine Foundation ....   765,536    16.5%
  c/o U.S. Trust
  114 W. 47th Street
  New York, NY 10014
The Liberty Fund ..........................................   525,979    11.3%
  c/o U.S. Trust
  114 W. 47th Street
  New York, NY 10014
Santa Fe Opera Foundation..................................   339,840     7.3%
   c/o U.S. Trust
   114 W. 47th Street
   New York, NY 10014
The Fund for American Studies .............................   242,566     5.2%
  c/o U.S. Trust
  114 W. 47th Street
  New York, NY 10014

  As of the Record Date, to the best knowledge of the Trust, the following persons benefically owned 5% or more of the outstanding shares of the Total Return Bond Fund:

                                                            AMOUNT OF
NAME AND ADDRESS                                            BENEFICIAL  PERCENT
OF BENEFICIAL OWNER                                         OWNERSHIP  OF SHARES
-------------------                                         ---------- ---------
U/W Eugene Higgins Residuary Trust for..................... 1,917,451    45.4%
  Columbia Harvard Princeton and Yale Universities
  c/o U.S. Trust
  114 W. 47th Street
  New York, NY 10014
The Liberty Fund ..........................................   490,672    11.6%
  c/o U.S. Trust
  114 W. 47th Street
  New York, NY 10014
The Chamber Music Society..................................   313,546     7.4%
  of Lincoln Center Inc.
  c/o U.S. Trust
  114 W. 47th Street
  New York, NY 10014

  As of the Record Date, to the best knowledge of the Trust, the following persons benefically owned 5% or more of the outstanding shares of the Equity Index Fund:

                                                           AMOUNT OF
NAME AND ADDRESS                                           BENEFICIAL  PERCENT
OF BENEFICIAL OWNER                                        OWNERSHIP  OF SHARES
-------------------                                        ---------- ---------
USTPN Equity Index Fund...................................  807,028     42.1%
 c/o United States Trust Company of the Pacific Northwest
 4380 S.W. Macadam Ave.
 Suite 450
 Portland, Oregon 97201
Stevedoring Services of America Retirement Trust .........  529,186     27.6%
 c/o United States Trust Company of the Pacific Northwest
 4380 S.W. Macadam Ave.
 Suite 450
 Portland, Oregon 97201
Washington Education Association Pension Plan ............  245,255     12.8%
 c/o United States Trust Company of the Pacific Northwest
 4380 S.W. Macadam Ave.
 Suite 450
 Portland, Oregon 97201

  As of the Record Date, to the best knowledge of the Trust, the following persons benefically owned 5% or more of the outstanding shares of the Bond Index Fund:

                                                           AMOUNT OF
NAME AND ADDRESS                                           BENEFICIAL  PERCENT
OF BENEFICIAL OWNER                                        OWNERSHIP  OF SHARES
-------------------                                        ---------- ---------
USTPN Bond Index Fund.....................................  920,009     42.1%
 c/o United States Trust Company of the Pacific Northwest
 4380 S.W. Macadam Ave.
 Suite 450
 Portland, Oregon 97201
Sun Studs Inc. Profit Sharing Plan .......................  280,821     12.8%
 c/o United States Trust Company of the Pacific Northwest
 4380 S.W. Macadam Ave.
 Suite 450
 Portland, Oregon 97201
Washington Education Association Pension Plan ............  270,108     12.3%
 c/o United States Trust Company of the Pacific Northwest
 4380 S.W. Macadam Ave.
 Suite 450
 Portland, Oregon 97201
Stevedoring Services of America Retirement Trust .........  248,043     11.3%
 c/o United States Trust Company of the Pacific Northwest
 4380 S.W. Macadam Ave.
 Suite 450
 Portland, Oregon 97201
Columbia Helicopters Profit Sharing Plan--UST Account ....  120,525      5.5%
 c/o United States Trust Company of the Pacific Northwest
 4380 S.W. Macadam Ave.
 Suite 450
 Portland, Oregon 97201

  As of the Record Date, to the best knowledge of the Trust, the following persons benefically owned 5% or more of the outstanding shares of the Small Cap
Fund:

                                                           AMOUNT OF
NAME AND ADDRESS                                           BENEFICIAL  PERCENT
OF BENEFICIAL OWNER                                        OWNERSHIP  OF SHARES
-------------------                                        ---------- ---------
Stevedoring Services of America Retirement Trust .........  737,384     33.3%
 c/o United States Trust Company of the Pacific Northwest
 4380 S.W. Macadam Ave.
 Suite 450
 Portland, Oregon 97201
USTPN Small Cap Equity Fund ..............................  661,021     29.9%
 c/o United States Trust Company of the Pacific Northwest
 4380 S.W. Macadam Ave.
 Suite 450
 Portland, Oregon 97201
Washington Education Association Pension Plan ............  374,659     16.9%
 c/o United States Trust Company of the Pacific Northwest
 4380 S.W. Macadam Ave.
 Suite 450
 Portland, Oregon 97201
Sun Studs Inc. Profit Sharing Plan .......................  138,938      6.2%
 c/o United States Trust Company of the Pacific Northwest
 4380 S.W. Macadam Ave.
 Suite 450
 Portland, Oregon 97201

  As of the Record Date, to the best knowledge of the Trust, the following persons benefically owned 5% or more of the outstanding shares of the Balanced
Fund:

                                                            AMOUNT OF
NAME AND ADDRESS                                            BENEFICIAL  PERCENT
OF BENEFICIAL OWNER                                         OWNERSHIP  OF SHARES
-------------------                                         ---------- ---------
USTPN Balanced Fund........................................ 4,412,489    42.4%
 c/o United States Trust Company of the Pacific Northwest
 4380 S.W. Macadam Ave.
 Suite 450
 Portland, Oregon 97201
Washington Water Power Company Investment Plan and Trust... 1,637,921    15.7%
 c/o United States Trust Company of the Pacific Northwest
 4380 S.W. Macadam Ave.
 Suite 450
 Portland, Oregon 97201
Columbia Helicopters 401(k) Plan...........................   608,746     5.8%
 c/o United States Trust Company of the Pacific Northwest
 4380 S.W. Macadam Ave.
 Suite 450
 Portland, Oregon 97201
United Grocers Special 401(k) Plan ........................   578,248     5.5%
 c/o United States Trust Company of the Pacific Northwest
 4380 S.W. Macadam Ave.
 Suite 450
 Portland, Oregon 97201

  As of the Record Date, to the best knowledge of the Trust, the following persons benefically owned 5% or more of the outstanding shares of the Equity Growth Fund:

                                                            AMOUNT OF
NAME AND ADDRESS                                            BENEFICIAL  PERCENT
OF BENEFICIAL OWNER                                         OWNERSHIP  OF SHARES
-------------------                                         ---------- ---------
USTPN Equity Growth Fund................................... 2,715,031    39.1%
 c/o United States Trust Company of the Pacific Northwest
 4380 S.W. Macadam Ave.
 Suite 450
 Portland, Oregon 97201
Washington Water Power Company Investment Plan and Trust... 1,245,500    17.9%
 c/o United States Trust Company of the Pacific Northwest
 4380 S.W. Macadam Ave.
 Suite 450
 Portland, Oregon 97201

  As of the Record Date, to the best knowledge of the Trust, the following persons benefically owned 5% or more of the outstanding shares of the Value Equity Income Fund:

                                                           AMOUNT OF
NAME AND ADDRESS                                           BENEFICIAL  PERCENT
OF BENEFICIAL OWNER                                        OWNERSHIP  OF SHARES
-------------------                                        ---------- ---------
USTPN Value Equity Income Fund............................ 1,211,648    58.3%
 c/o United States Trust Company of the Pacific Northwest
 4380 S.W. Macadam Ave.
 Suite 450
 Portland, Oregon 97201
Washington Education Association Pension Plan ............   179,019     8.6%
 c/o United States Trust Company of the Pacific Northwest
 4380 S.W. Macadam Ave.
 Suite 450
 Portland, Oregon 97201
Sun Studs Inc. Profit Sharing Plan .......................   151,016     7.2%
 c/o United States Trust Company of the Pacific Northwest
 4380 S.W. Macadam Ave.
 Suite 450
 Portland, Oregon 97201
Cascade General Inc. Retirement Plan .....................   139,926     6.7%
 c/o United States Trust Company of the Pacific Northwest
 4380 S.W. Macadam Ave.
 Suite 450
 Portland, Oregon 97201

  As of the Record Date, to the best knowledge of the Trust, the following persons benefically owned 5% or more of the outstanding shares of the International Equity Fund:

                                                           AMOUNT OF
NAME AND ADDRESS                                           BENEFICIAL  PERCENT
OF BENEFICIAL OWNER                                        OWNERSHIP  OF SHARES
-------------------                                        ---------- ---------
Stevedoring Services of America Retirement Trust..........  564,159     28.2%
 c/o United States Trust Company of the Pacific Northwest
 4380 S.W. Macadam Ave.
 Suite 450
 Portland, Oregon 97201
United Grocers Pension Trust..............................  239,938     12.0%
 c/o United States Trust Company of the Pacific Northwest
 4380 S.W. Macadam Ave.
 Suite 450
 Portland, Oregon 97201
Prudence Miller Agency....................................  173,581      8.6%
 c/o United States Trust Company of the Pacific Northwest
 4380 S.W. Macadam Ave.
 Suite 450
 Portland, Oregon 97201
Columbia Helicopters Profit Sharing Plan--UST Account ....  156,279      7.8%
 c/o United States Trust Company of the Pacific Northwest
 4380 S.W. Macadam Ave.
 Suite 450
 Portland, Oregon 97201
Columbia Helicopters 401(k) Plan World Stock Fund ........  148,887      7.4%
 c/o United States Trust Company of the Pacific Northwest
 4380 S.W. Macadam Ave.
 Suite 450
 Portland, Oregon 97201
Washington Education Association Pension Plan ............  148,770      7.4%
 c/o United States Trust Company of the Pacific Northwest
 4380 S.W. Macadam Ave.
 Suite 450
 Portland, Oregon 97201
Norris Beggs & Simpson NW Tax Deferred Investment Plan ...  106,265      5.3%
 c/o United States Trust Company of the Pacific Northwest
 4380 S.W. Macadam Ave.
 Suite 450
 Portland, Oregon 97201

SUBMISSION OF CERTAIN PROPOSALS

  The Trust is a Delaware business trust, and as such is not required to hold annual meetings of shareholders, although special meetings may be called for a Fund, or for the Trust as a whole, for purposes such as electing Trustees or removing Trustees, changing fundamental policies, or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trust at the Trust's office within a reasonable time before the proxy solicitation is made.

PROPOSAL 1. EXCELSIOR INSTITUTIONAL EQUITY FUND
            EXCELSIOR INSTITUTIONAL INCOME FUND
            EXCELSIOR INSTITUTIONAL TOTAL RETURN BOND FUND
            EXCELSIOR INSTITUTIONAL BALANCED FUND
            EXCELSIOR INSTITUTIONAL EQUITY GROWTH FUND
            EXCELSIOR INSTITUTIONAL INTERNATIONAL EQUITY FUND
            EXCELSIOR INSTITUTIONAL BOND INDEX FUND

            FOR EACH OF THE ABOVE FUNDS, TO APPROVE OR DISAPPROVE OF THE WITHDRAWAL BY SUCH FUND OF ITS INVESTMENT IN THE CORRESPONDING PORTFOLIO OF THE PORTFOLIO SERIES.

GENERAL

  Unlike other mutual funds which directly acquire and manage their own portfolios of securities, the Trust currently seeks to achieve each Fund's investment objective by investing all of that Fund's investable assets in a corresponding portfolio or series of St. James Portfolios (the "Portfolio Series"), an open-end management investment company (each such series is referred to herein as a "Portfolio"; collectively the "Portfolios"). Each Portfolio has the same investment objective and policies as its corresponding Fund. The Funds invest in the Portfolios through Signature Financial Group, Inc.'s two-tier structure known as the Hub and Spoke(R) financial services method. Hub and Spoke(R) employs a two-tier master/feeder fund structure and is a registered service mark of Signature Financial Group, Inc. This structure allows several funds (each, a "Spoke" or "feeder fund") with different distribution features, but with the same investment objective, restrictions and policies, to combine their investments in a single fund (the "Hub" or "master fund") instead of managing them separately. The Hub and Spoke(R) structure may produce measurable benefits to shareholders of a feeder fund if other feeder funds invest in the master fund, thereby increasing the master fund's assets and producing economies of scale that result in reduced fund expenses indirectly borne by shareholders of each feeder fund.

  Because the Funds are currently the only feeder funds investing in the Portfolio Series, the Funds are not deriving the special advantages of the Hub and Spoke(R) structure. As the Trustees have been informed that it is unlikely that there will be additional feeder funds investing in the Portfolio Series in the near future, and as the expected benefits of the Hub and Spoke(R) structure are therefore not likely to materialize in the near future, the Trustees have decided that it would be in the best interests of the shareholders of each Fund to withdraw such Fund from its corresponding Portfolio and to thereafter operate such Fund (temporarily, in the case of the Bond Index Fund) in a more traditional one-tier mutual fund structure. As more fully described in Proposal 3 below, the Trustees have decided that it would be in the best interests of the shareholders of the Bond Index Fund if the investable assets of such Fund were then reinvested in the Bond Index Portfolio, a series of Federated Investment Portfolios ("Federated Portfolios"). Therefore, if Proposals 1, 2 and 3 are approved by the shareholders of the Bond Index Fund, it is contemplated that such Fund will temporarily operate in a traditional one-tier mutual fund structure which will be replaced almost immediately thereafter by a new two-tier master/feeder structure.

  Operating in a more traditional one-tier mutual fund structure will also enable each of the above Funds to be more closely aligned to other mutual funds also advised by U.S. Trust, UST Master Funds, Inc., UST Master Tax-Exempt Funds, Inc. and UST Master Variable Series, Inc. (collectively, the "Master Funds"). Closer alignment with the Master Funds, with 32 separate investment series and approximately $3.2 billion in assets, is anticipated to lead to a more focused and therefore successful marketing effort of shares of all funds in the combined fund complex. In addition, the closer alignment has the potential to produce some of the benefits of economies of scale which would have occurred if there had been additional feeder funds in the St. James Portfolios, because of the ability of the combined fund complex to negotiate fees with service providers and other third parties on a more advantageous basis. To further achieve this alignment, the Trustees of the Trust have proposed for nomination as additional Trustees of the Trust, effective following the next regularly scheduled meeting of the Board of Trustees of the Trust, the current Directors of the Master Funds, as more fully described below in Proposal 4. Additionally, the Master Funds has agreed to change its name to Excelsior Funds. Both the Funds and the Master Funds currently employ the same distributor, the same independent public accountants, the same custodian, and the same transfer agent. It is also anticipated that if Proposal 1 is approved, effective upon the restructuring, the Funds will employ as administrators, those entities which serve as administrators for the Master Funds, and will appoint as officers of the Trust, certain individuals who also serve as officers of the Master Funds.

  As a feeder fund in a Hub and Spoke(R) structure, each Fund indirectly pays its share of the expenses of its corresponding Portfolio. Because in each case a Fund is the only feeder fund investing in its corresponding Portfolio, each Fund has borne both its own expenses and, indirectly, the entire amount of the Portfolio's advisory, custody and other expenses. The actual expenses paid by the Funds have been very low due to the fee waivers and expense reimbursements by U.S. Trust, United States Trust Company of the Pacific Northwest ("U.S. Trust Pacific"), and Mutual Funds Services Company, which had been an affiliate of U.S. Trust and U.S. Trust Pacific. As these fee waivers and expense reimbursements are voluntary, they may be discontinued at any time. U.S. Trust and U.S. Trust Pacific have informed the Trustees of the Trust that they intend, as of December 1, 1995, to modify their voluntary fee waivers and reimbursements whether or not the restructuring is approved by shareholders. Thus, although the restructuring will not result in any increases in the aggregate contractual fees payable directly or indirectly by any Fund for advisory, transfer agency, custody or distribution services, and it is anticipated that certain savings may be achieved because of reduced administration and other operating fees after the restructuring, expenses of the Funds will increase due to the modification of the current voluntary fee waivers and expense reimbursements.

  Therefore, whether or not the restructuring is approved, the ordinary operating expenses for each of the Funds, currently set at 0.12% of net asset value as a result of voluntary fee waivers and expense reimbursements, will increase. The table below sets forth, in column (1), the annual ordinary operating expenses of each Fund, expressed as a percentage of average net assets, for the fiscal year ending May 31, 1995, or pro rata portion of such year, without giving effect to voluntary fee waivers and expense reimbursements in effect during the period, in column (2), the annual ordinary operating expenses of each Fund, expressed as a percentage of average net assets, for the fiscal year ending May 31, 1995, or pro rata portion of such year, after giving effect to voluntary fee waivers and expense reimbursements in effect during the period, and in column (3), the estimated annual ordinary operating expenses of each Fund, expressed as a percentage of estimated average net assets, for the annual period beginning December 1, 1995, after giving effect to the modification of such voluntary fee waivers and expense reimbursements.

                                  1                2               3
                           ACTUAL EXPENSES    EXPENSES FOR     ESTIMATED
                          FOR PERIOD ENDING  PERIOD ENDING   EXPENSES AFTER
                            MAY 31, 1995      MAY 31, 1995    MODIFICATION
FUND                      PRIOR TO WAIVERS  WITH FEE WAIVERS OF FEE WAIVERS
----                      ----------------- ---------------- --------------
Equity Fund..............       2.67%            0.12%           0.70%
Income Fund..............       1.65%            0.12%           0.50%
Total Return Bond Fund...       1.93%            0.12%           0.50%
Bond Index Fund..........       1.23%            0.12%           0.30%*
Balanced Fund............       1.32%            0.12%           0.70%
Equity Growth Fund.......       1.36%            0.12%           0.70%
International Equity
 Fund....................       3.32%            0.25%           0.90%

--------
* For further information about the estimated expenses of the Bond Index Fund following the proposed restructuring, see Proposal 3, below.

  The expense ratios set forth in Column (3) above will be supported by voluntary fee waivers and expense reimbursements that, except as set forth in Proposal 3 relating to the Bond Index Fund, may be discontinued by U.S. Trust and its affiliates at any time.

  As part of the overall restructuring of the Funds, three of the series of the Trust, Excelsior Institutional Equity Index Fund, Excelsior Institutional Small Capitalization Fund, and Excelsior Institutional Value Equity Fund will be terminated.

  At meetings of the Trust's Board of Trustees on August 29, 1995, September 13, 1995 and October 6, 1995, the Trustees considered alternatives available to the Funds and determined that the proposed withdrawal from the Portfolio and modification of the structure of each Fund to a more traditional operating structure (temporarily, in the case of the Bond Index Fund) was in the best interests of the shareholders of each Fund. The Trustees' decision was based upon several factors including: (i) the offer of each investment adviser and each subadviser to the Portfolio to manage the assets of the Funds pursuant to new investment advisory agreements on substantially identical terms as the current agreements pursuant to which the Portfolios receive investment advisory services (see Proposal 2 below); (ii) the expected benefits resulting from the simplified structure; and (iii) the expected benefits resulting from a closer alignment with the Master Funds.

  After consideration of the relevant factors, the Trustees, including the Trustees who are not "interested persons" of the Trust, as that term is defined (the "Independent Trustees") in the Investment Company Act of 1940, as amended (the "1940 Act"), voted to approve, and voted to recommend that the shareholders of each Fund approve the withdrawal of the assets from each Portfolio. The withdrawal with respect to each Fund is subject to approval by that Fund of the new advisory and, in certain cases, subadvisory agreement, with respect to such Fund by the requisite vote of the shareholders of such Fund. If such new advisory and subadvisory agreements are not approved by the shareholders of a Fund, that Fund will not withdraw from the corresponding Portfolio, even if the shareholders of the Fund approve the withdrawal.

  The conversion to a traditional, one-tier investment company structure would be accomplished by having the applicable Portfolio distribute to the corresponding Fund such Fund's pro rata portion of the Portfolio's securities and other assets, net of any liabilities, in a redemption in-kind of all of the Fund's interest in the Portfolio. The Fund may elect either to retain or sell all or any portion of these securities.

  The restructuring is subject to the receipt of an opinion of Bingham, Dana & Gould, counsel to the Trust, substantially to the effect that the withdrawal from the Portfolios will not cause either a Fund or its shareholders to recognize any gain or loss under the Internal Revenue Code of 1986, as amended (the "Code"), and that the Fund's holding period for each security will include the Portfolio's holding period for that security. In rendering such opinion, counsel may rely, to the extent they deem necessary or appropriate, upon representations of an officer or Trustee of the Trust, including representations to the effect that the Portfolio is an "investment partnership" for purposes of Section 731(c) of the Code.

  Approval by the shareholders of a Fund of Proposal 1 will be deemed an authorization to the Trustees and officers of the Trust to take any steps necessary or appropriate to withdraw such Fund from its corresponding Portfolio, including authorization to vote, as an investor in such Portfolio, on such matters as are consistent with this Proposal 1.

TRUSTEES' RECOMMENDATION

  THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH FUND APPROVE THE PROPOSAL TO WITHDRAW THE FUND'S ASSETS FROM THE CORRESPONDING PORTFOLIO.

  If the shareholders of a Fund do not approve this Proposal and Proposal 2 (and, in the case of the Bond Index Fund, Proposal 3), such Fund will continue to operate in its existing structure and the Trustees will consider what future action to take, including possible resubmission of the Proposal to shareholders at a future date.

VOTE REQUIRED

  The Trust Instrument of the Trust would permit the withdrawal of a Fund's assets from a Portfolio without a shareholder vote. However, the Trustees have decided to seek shareholder approval of the withdrawal. Approval of Proposal 1 with respect to a Fund requires the affirmative vote of a majority of the outstanding shares of the Fund represented in person or by proxy and entitled to vote at the Meeting if a quorum is present.

PROPOSAL 2.EXCELSIOR INSTITUTIONAL EQUITY FUND
            EXCELSIOR INSTITUTIONAL INCOME FUND
            EXCELSIOR INSTITUTIONAL TOTAL RETURN BOND FUND
            EXCELSIOR INSTITUTIONAL BALANCED FUND
            EXCELSIOR INSTITUTIONAL EQUITY GROWTH FUND
            EXCELSIOR INSTITUTIONAL INTERNATIONAL EQUITY FUND
            EXCELSIOR INSTITUTIONAL BOND INDEX FUND

     FOR EACH OF THE ABOVE FUNDS, TO APPROVE OR DISAPPROVE OF NEW
     INVESTMENT ADVISORY AGREEMENTS AND/OR SUBADVISORY AGREEMENTS WITH RESPECT TO SUCH FUND, AS MORE SPECIFICALLY DESCRIBED IN PARTS(a),
     (b), (c), (d), (e) AND (f) OF THIS PROPOSAL

GENERAL

  As noted above, each of the above Funds is currently a SpokeSM fund within a two-tier, master/feeder mutual fund structure, also referred to as a Hub and Spoke(R) structure. In such structure, each Fund, unlike other mutual funds which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in the corresponding Portfolio of the Portfolio Series having the same investment objective as such Fund.

  Under this structure, the Portfolio Series has entered into investment advisory agreements (the "Current Advisory Agreements") on behalf of the Portfolios corresponding to the above Funds with the investment advisers described in the table set forth below, whereby each of the investment advisers provides such Portfolio with investment, research and portfolio management services. The dates on which the Current Advisory Agreements were established are also set forth in the table.

                                                              DATE CURRENT
                                                           ADVISORY AGREEMENT
        PORTFOLIO                       INVESTMENT ADVISER    ESTABLISHED
        ---------                       ------------------ ------------------
        Equity Portfolio                U.S. Trust         September 13, 1994
        Income Portfolio                U.S. Trust         September 13, 1994
        Total Return Bond Portfolio     U.S. Trust         September 13, 1994
        Balanced Portfolio              U.S. Trust Pacific June 30, 1994
        Equity Growth Portfolio         U.S. Trust Pacific June 30, 1994
        International Equity Portfolio  U.S. Trust Pacific September 13, 1994
        Bond Market Portfolio           U.S. Trust Pacific June 30, 1994

  U.S. Trust Pacific, as investment adviser to the Balanced Portfolio, the Equity Growth Portfolio, the International Equity Portfolio and the Bond Market Portfolio, has delegated the daily management of the security holdings of such Portfolios to certain investment subadvisers pursuant to the investment subadvisory agreements (the "Current Subadvisory Agreements") described in the table set forth below. The dates on which the Current Subadvisory Agreements were established are also set forth in the table.

                                                                            DATE CURRENT
                                                                        SUBADVISORY AGREEMENT
      PORTFOLIO                             INVESTMENT SUBADVISER            ESTABLISHED
      ---------                       --------------------------------- ---------------------
      Balanced Portfolio              Becker Capital Management, Inc.    June 30, 1994
                                       ("Becker")
      Equity Growth Portfolio         Luther King Capital Management     June 30, 1994
                                       Corporation ("Luther King")
      International Equity Portfolio  Harding, Loevner Management, L.P.  September 13, 1994
                                       ("Harding Loevner")
      Bond Market Portfolio           U.S. Trust                         June 30, 1994

  Under each Fund's current structure, the Fund is not required to engage the services of an investment adviser, because such Fund holds only a redeemable interest in the corresponding Portfolio. Each Fund's shareholders, however, indirectly bear the payment of the corresponding Portfolio's expenses, including the payment of the corresponding Portfolio's advisory fee. If a Fund's shareholders approve the plan to withdraw such Fund's investment from the corresponding Portfolio, as described in Proposal 1, and such Fund's existing structure is replaced by a traditional one-tier operating structure, such Fund will be required to engage an investment adviser and, if applicable, to approve the engagement of an investment subadviser to manage such Fund's portfolio of investments. As more fully described in Proposal 3 below, the structure of the Bond Index Fund would only temporarily be replaced by a traditional one-tier operating structure, since it is contemplated that the investable assets of such Fund would almost immediately be reinvested in the Bond Index Portfolio, a series of Federated Portfolios, in a two-tier, master-feeder operating structure.

  At a meeting of the Board of Trustees of the Trust on August 29, 1995, the Trustees, including the Independent Trustees, voted to approve, and recommend that the shareholders of each of the above Funds approve, investment advisory agreements (each a "New Advisory Agreement") between the Trust on behalf of such Fund and the investment adviser currently providing advisory services to the Portfolio corresponding to such Fund. The Trustees also voted to approve, and recommend that the shareholders of each of the Balanced Fund, the Equity Growth Fund, the International Equity Fund and the Bond Index Fund approve, investment subadvisory agreements (each a "New Subadvisory Agreement") between such Fund's investment adviser and the investment subadviser currently providing investment advisory services with respect to the Portfolio corresponding to such Fund. The rates of the advisory fees in each of the New Advisory Agreements and the New Subadvisory Agreements, as approved by the Trustees and recommended for approval by the shareholders of the appropriate Funds, are identical to the rates of the advisory fees in the corresponding Current Advisory Agreement or Current Subadvisory Agreement, as the case may be. If a Fund's shareholders do not approve Proposal 1 with respect to such Fund, the withdrawal of such Fund's investment from the corresponding Portfolio will not occur and the Current Advisory Agreement with respect to the Portfolio corresponding to such Fund and the Current Subadvisory Agreement with respect to the Portfolio corresponding to such Fund, if any, will continue in effect.

THE NEW AND CURRENT ADVISORY AND SUBADVISORY AGREEMENTS

  The terms and conditions of the New Advisory Agreements and New Subadvisory Agreements with respect to the above Funds are identical in all material respects to those of the Current Advisory Agreements or, as the case may be, Current Subadvisory Agreements with respect to the Portfolios corresponding to such Funds, with the exception of the identity of the party contracting with the investment adviser and their effective dates and termination dates. A form of New Advisory Agreement with respect to the above Funds is attached hereto as Exhibit A, and the discussion of the terms of each New Advisory Agreement is qualified in its entirety by reference to Exhibit A. A form of New Subadvisory Agreement with respect to the above Funds having investment subadvisers is attached hereto as Exhibit B, and the discussion of the terms of each New Subadvisory Agreement is qualified in its entirety by reference to Exhibit B.

  Subject to the supervision and approval of the Board of Trustees of the Trust, under the New Advisory Agreement or New Subadvisory Agreement with respect to each of the above Funds, as under the Current Advisory Agreement or Current Subadvisory Agreement corresponding to such Fund, the investment adviser or, as the case may be, investment subadviser, is required to: (a) prepare and evaluate statistical, financial and economic data and other information; (b) formulate, review and administer an investment program for such Fund; (c) determine the securities to be purchased by such Fund and monitor such securities to determine when to take action with respect to such securities;
(d) determine whether and how to exercise rights with respect to such securities such as voting rights and warrants; (e) determine the value of such securities; (f) report to the officers of the Trust and its Board of Trustees as to investment performance and such adviser's performance under the applicable New Advisory Agreement or New Subadvisory Agreement; (g) assist the officers of the Trust and the investment adviser, if applicable, in connection with the operation of the Trust; (h) place orders for the purchase, sale or loan of securities by the Trust; (i) provide office space, office facilities, equipment and personnel; and (j) maintain all records concerning activities of such investment adviser or investment subadviser that it is required by law to maintain. Under each New Advisory Agreement (but not under the New Subadvisory Agreements), the investment adviser may appoint and employ one or more subadvisers that are satisfactory to such Fund.

  Each New Advisory Agreement and each New Subadvisory Agreement with respect to a Fund will, as does the corresponding Current Advisory Agreement or Current Subadvisory Agreement, provide that the investment adviser or investment subadviser thereunder is not liable for any act or omission connected with the rendering of services under the New Advisory Agreement or New Subadvisory Agreement, as the case may be, or any losses that may be sustained in the purchase, holding or sale of any security. However, the investment adviser or investment subadviser will be liable for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under such Agreement. Furthermore, each New Subadvisory Agreement will, as does each Current Subadvisory Agreement, provide that the investment subadviser thereunder is not liable for errors of judgment, mistakes, acts or omissions of the applicable adviser.

  By its terms, each New Advisory Agreement and each New Subadvisory Agreement will continue in effect for an initial term of two years from the date of execution and for successive annual periods thereafter, provided that the continuance is specifically approved at least annually by a majority of the Independent Trustees and either (i) a vote of a 1940 Act Majority (as defined in part (a) below) of the Fund's outstanding voting securities, or (ii) the vote of a majority of the full Board of Trustees. Each such New Advisory Agreement is terminable without penalty, (x) by the Trust on not less than 60 days' written notice by the Trustees to the investment adviser, by action of the Board of Trustees or the vote of a majority of the Fund's outstanding voting securities, or (y) by the investment adviser on not less than 90 days' written notice by the investment advisor to the Trust. Each New Subadvisory Agreement is terminable without penalty (a) by the Trust on not less than 60 days' written notice by the Trustees to the investment subadviser, by action of the Board of Trustees or the vote of a majority of the Fund's outstanding voting securities, (b) by the investment adviser on not less than 60 days' written notice from the investment adviser to the investment subadviser, or (c) by the investment subadviser on not less than 90 days' written notice from the investment subadviser to the investment adviser and the Trust. Each New Advisory Agreement and New Subadvisory Agreement terminates automatically in the event of its "assignment" (as defined in the 1940 Act).

  Each New Advisory Agreement and each New Subadvisory Agreement with respect to each of the above Funds provides that the services of the investment adviser or investment subadviser thereunder are not exclusive and that the investment adviser or investment subadviser is free to render services to others so long as such person's ability to perform its obligations under such agreement is not adversely effected.

  Each New Advisory Agreement and New Subadvisory Agreement with respect to the above Funds states that it will be governed in accordance with the laws of The Commonwealth of Massachusetts and that each provision of such Agreement is independent of all other provisions.

  The foregoing descriptions of the terms of the New Advisory Agreements and New Subadvisory Agreements are subject to the provisions of parts (a), (b),
(c), (d), (e) and (f) set forth below of this Proposal 2. Shareholders should also refer to Exhibit A for the specific terms of the New Advisory Agreements and Exhibit B for the specific terms of the New Subadvisory Agreements.

MATERIAL PAYMENTS BY THE FUNDS TO U.S. TRUST OR U.S. TRUST PACIFIC AND THEIR AFFILIATES

  During the past fiscal year, U.S. Trust and its affiliates provided transfer agency, shareholder servicing and custodial services to each Fund and in the case of custodial services, each Fund's corresponding Portfolio. With respect to each of the Funds, U.S. Trust and its affiliates waived all transfer agency and shareholder servicing fees during the past fiscal year. During the period beginning with each of the above Funds' inception and ending on the last day of the Trust's fiscal year on May 31, 1995, the payments to U.S. Trust and its affiliates by such Funds and their corresponding Portfolios (other than for investment advisory services) are set forth in the following table:

                                                  TRANSFER
                                                   AGENCY  SHAREHOLDER CUSTODIAN
                      FUND                        SERVICES  SERVICES   SERVICES*
                      ----                        -------- ----------- ---------
Equity Fund......................................  $  0      $   0      $   0
                                                   ------    -------    -------
Income Fund......................................  $  0      $   0      $   0
                                                   ------    -------    -------
Total Return Bond Fund...........................  $  0      $   0      $   0
                                                   ------    -------    -------
Balanced Fund....................................  $  0      $   0      $   0
                                                   ------    -------    -------
Equity Growth Fund...............................  $  0      $   0      $   0
                                                   ------    -------    -------
International Equity Fund........................  $  0      $   0      $   0
                                                   ------    -------    -------
Bond Index Fund..................................  $  0      $   0      $   0
                                                   ------    -------    -------
Total............................................  $  0      $   0      $   0
                                                   ------    -------    -------

--------

  * The custodial services referred to above were provided by U.S. Trust, which entered into sub-custody arrangements with respect to the Portfolios corresponding to the above Funds. Although U.S. Trust did not retain any fees for its services as custodian to the Portfolios, it did receive fees totaling $53,230 which U.S. Trust paid to the Portfolios' sub-custodian. As The Chase Manhattan Bank, N.A. ("Chase") became the Trust's custodian as of September 1, 1995, U.S. Trust will no longer serve as custodian.

  The transfer agency services referred to above were provided by Mutual Fund Services Company, which was an affiliate of U.S. Trust and U.S. Trust Pacific until September 1, 1995, when it was acquired by Chase and is now doing business under the name Chase Global Funds Services Company ("CGFSC"). In connection with the restructuring, it is expected that U.S. Trust will provide transfer agency services to the above Funds, but that CGFSC will provide sub-transfer services to U.S. Trust with respect to such Funds.

  The shareholder services referred to above were provided by U.S. Trust, which voluntarily agreed to waive all of the shareholder servicing fees set forth in the table above for the fiscal year ending May 31, 1995. It is expected that U.S. Trust will provide shareholder services to the above Funds in the future.

OTHER GENERAL MATTERS

  The Glass-Steagall Act and applicable banking laws and regulations generally prohibit certain financial institutions such as U.S. Trust or U.S. Trust Pacific from engaging in the business of underwriting securities of open-end investment companies such as the Trust. Based on advice of its counsel, it is the position of U.S. Trust and U.S. Trust Pacific that the investment advisory services to be performed by U.S. Trust Pacific or U.S. Trust under the New Advisory Agreements with the Trust and the activities performed by U.S. Trust as shareholder servicing agent for the Funds, do not constitute underwriting activities and are consistent with the requirements of the Glass-Steagall Act. In addition, counsel have advised that this combination of individually permissible activities is consistent with the Glass-Steagall Act and other federal or state and regulatory precedent. There is presently no controlling precedent regarding the performance of a combination of investment advisory and shareholder servicing activities by banks. State laws on this issue may differ from the interpretations of relevant federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law. Future changes in either federal statutes or regulations relating to the permissible activities of banks, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent a bank from continuing to perform all or part of its servicing or investment management activities. If a bank were prohibited from so acting, its shareholder customers would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event changes in the operation of the Fund might occur and shareholders serviced by such bank might no longer be able to avail himself of any automatic investment or other services then being provided by such bank. The Trustees of the Trust do not expect that shareholders of the Funds would suffer any adverse financial consequences as a result of these occurrences.

  U.S. Trust, U.S. Trust Pacific and their affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities that may be purchased on behalf of the Funds, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. U.S. Trust and U.S. Trust Pacific have informed the Trust that, in making investment decisions, they do not obtain or use material inside information in their possession or in the possession of any of their affiliates. In making investment recommendations for the Funds, U.S. Trust and U.S. Trust Pacific will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of U.S. Trust or U.S. Trust Pacific, their parents or their subsidiaries or affiliates. When dealing with its customers, U.S. Trust, U.S. Trust Pacific, their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by U.S. Trust, U.S. Trust Pacific or any such affiliate.

PROPOSAL 2(a). EXCELSIOR INSTITUTIONAL EQUITY FUND
               EXCELSIOR INSTITUTIONAL INCOME FUND
               EXCELSIOR INSTITUTIONAL TOTAL RETURN BOND FUND

               FOR EACH OF THE ABOVE FUNDS, TO APPROVE OR DISAPPROVE OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST, ON BEHALF OF THE FUND, AND U.S. TRUST AS INVESTMENT ADVISER.

GENERAL

  As noted above, the Board of Trustees of the Trust has voted to approve, and recommended that shareholders of each of the above Funds approve, that the Trust on behalf of each of those Funds enter into a New Advisory Agreement with U.S. Trust.

COMPARISON OF NEW AND CURRENT ADVISORY AGREEMENT

  For a description and comparison of the terms of the New Advisory Agreement and Current Advisory Agreement with respect to the above Funds, see "The New and Current Advisory and Subadvisory Agreements" above. The Current Advisory Agreement with respect to the Portfolios corresponding to the above Funds was approved by the Board of Trustees of the Portfolio Series on September 13, 1994.

THE ADVISORY FEE AND OTHER EXPENSES

  Under the New Advisory Agreement, each of the above Funds will directly pay to U.S. Trust, as investment adviser, a monthly fee that is equal on an annual basis to 0.65% of such Fund's average daily net assets. THIS IS THE SAME RATE OF COMPENSATION AS IS PAYABLE INDIRECTLY BY SUCH FUND TO U.S. TRUST UNDER THE CURRENT INVESTMENT ADVISORY AGREEMENT. Approval of the New Advisory Agreement with respect to such Fund will not result in an increase, either directly or indirectly, to the aggregate contractual fees borne by the Fund. However, as further discussed under Proposal 1--"General", fees borne by the Fund are expected to increase due to the modification of the current voluntary fee waivers and expense reimbursements.

  During the Trust's fiscal year ended May 31, 1995, (i) the Equity Fund, through its corresponding Portfolio, indirectly paid advisory fees to U.S. Trust of $0, (ii) the Income Fund, through its corresponding Portfolio, indirectly paid advisory fees to U.S. Trust of $0, and (iii) the Total Return Bond Fund, through its corresponding Portfolio, paid advisory fees to U.S. Trust of $0. This represented a waiver of advisory fees by U.S. Trust of $23,905, $67,732, and $43,478 with respect to the Equity Fund, the Income Fund and the Total Return Bond Fund respectively.

CONCERNING U.S. TRUST AS INVESTMENT ADVISER

  U.S. Trust is a state-chartered bank and trust company. U.S. Trust provides trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency, and personal and corporate banking. U.S. Trust is a member bank of the Federal Reserve System and the Federal Deposit Insurance Corporation and is one of the twelve members of the New York Clearing House Association. On September 1, 1995, U.S. Trust's Asset Management Group had approximately $36 billion in assets under management. U.S. Trust, which has its principal offices at 114 West 47th Street, New York, NY 10036, is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. Other than U.S. Trust Corporation, no person owns more than 10% of the voting securities of U.S. Trust.

  U.S. Trust provides investment advisory services to other mutual funds with a similar investment objective to that of the above Funds. See Exhibit C for a list of those funds, the size of those funds, the rate of the advisory fees paid by those funds and whether any of such fees have been waived or otherwise reduced.

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS AND OTHER FEES

  During the Trust's fiscal year ended May 31, 1995, none of the above Funds paid brokerage commissions to affiliated brokers. For a description of other fees paid by the Funds to U.S. Trust, see "Material Payments by the Funds to U.S. Trust or U.S. Trust Pacific and their Affiliates" above.

THE DIRECTORS OF U.S. TRUST

  The table below sets forth the name, address and principal occupation of each of the Directors of U.S. Trust and the principal executive officer of U.S.
Trust:

          NAME                     ADDRESS               PRINCIPAL OCCUPATION
          ----           --------------------------- -----------------------------
Samuel C. Butler........ Cravath, Swaine & Moore     Partner in Cravath,
                         Worldwide Plaza             Swaine & Moore
                         825 Eighth Avenue
                         New York, NY 10019
Peter O. Crisp.......... Venrock Associates          General Partner in
                         Room 560                    Venrock Associates
                         30 Rockefeller Plaza
                         New York, NY 10019
Antonia M. Grumbach..... Patterson, Belknap,         Partner in Patterson,
                          Webb & Tyler               Belknap, Webb & Tyler
                         30 Rockefeller Plaza
                         New York, NY 10112
H. Marshall Schwarz..... United States Trust Company Chairman of the Board
                          of New York                & Chief Executive
                         114 West 47th Street        Officer of U.S. Trust
                         New York, NY 10036          Corporation and United States
                                                     Trust Company of New York
Philippe de Montebello.. Metropolitan Museum of Art  Director of the
                         1000 Fifth Avenue           Metropolitan Museum
                         New York, NY 10029-0198     of Art
Paul W. Douglas......... 250 Park Avenue             Retired
                         Room 1900
                         New York, NY 10177
Frederic C. Hamilton.... Hamilton Oil Corp.          Chairman of the Board
                         1560 Broadway               of Hamilton Oil Corp.
                         Suite 2000
                         Denver, CO 80202

          NAME                     ADDRESS                  PRINCIPAL OCCUPATION
          ----           --------------------------- ----------------------------------
John H. Stookey......... Hanson Industries           Chairman and President,
                         410 Park Avenue             Quantum Chemical Corporation
                         New York, NY 10028
Robert N. Wilson........ Johnson & Johnson           Vice Chairman of the Board
                         One Johnson & Johnson Plaza of Johnson & Johnson
                         New Brunswick, NJ 08933
Peter L. Malkin......... Wein, Malkin & Bettex       Chairman of Wein, Malkin
                         Lincoln Building            & Bettex
                         60 East 42nd Street
                         New York, NY 10165
Richard F. Tucker....... 11 Over Rock Lane           Retired
                         Westport, CT 06880
Carroll L. Wainright,    Milbank, Tweed, Hadley      Consulting Partner
 Jr.....................  & McCloy                   of Milbank, Tweed,
                         One Chase Manhattan Plaza   Hadley & McCloy
                         New York, NY 10005
Frederick B. Taylor..... United States Trust         Vice Chairman and Chief
                          Company of New York        Investment Officer of U.S. Trust
                         114 West 47th Street        Corporation and United States
                         New York, NY 10036          Trust Company of New York
Jeffrey S. Maurer....... United States Trust         President of U.S. Trust
                          Company of New York        Corporation and United States
                         114 West 47th Street        Trust Company of New York
                         New York, NY 10036
Daniel P. Davison....... Christie, Manson & Woods    Chairman, Christie,
                          International, Inc.        Manson & Woods
                         502 Park Avenue             International, Inc.
                         New York, NY 10021
Orson D. Munn........... Munn, Bernhard &            Chairman and Director
                          Associates, Inc.           of Munn, Bernhard &
                         6 East 43rd Street          Associates, Inc.
                         28th Floor
                         New York, NY 10017
Philip L. Smith......... P.O. Box 386                Corporate Director and
                         Ponte Verde Beach, FL 32004 Trustee
Edwin D. Etherington.... P.O. Box 100                President Emeritus, Wesleyan
                         Old Lyme, CT 06371          University and Former President of
                                                     American Stock Exchange

TRUSTEES' EVALUATION AND RECOMMENDATION

  At the meeting of the Board of Trustees on August 29, 1995, the Trustees, including the Independent Trustees, approved the New Advisory Agreements with respect to the above Funds and the amount of the advisory fee to be paid by such Funds. In making this determination, the Trustees considered several factors, including the nature, quality and scope of the services to be provided to each Fund and the investment record of U.S. Trust in managing the Portfolios corresponding to such Funds and the other mutual funds managed by U.S. Trust. The Trustees also considered that U.S. Trust's relationship with each Fund will provide continuity of portfolio management services to each Fund. The Trustees believe the New Advisory Agreements with respect to the above Funds and the proposed advisory fees to be reasonable, fair and in the best interests of each Fund's shareholders.

  THE TRUSTEES UNANIMOUSLY RECOMMEND THAT EACH FUND'S SHAREHOLDERS APPROVE THE NEW INVESTMENT ADVISORY AGREEMENT WITH RESPECT TO SUCH FUND.

  If the New Advisory Agreement with respect to any of the above Funds is not approved, the Trustees will not authorize the withdrawal by such Fund of its investment in the corresponding Portfolio as described in Proposal 1, regardless of the fact that Proposal 1 may have been approved by the shareholders of such Fund.

VOTE REQUIRED

  Approval of this part (a) of Proposal 2 with respect to a Fund requires the affirmative vote of a majority of the outstanding voting securities of that Fund, as defined in the 1940 Act, which means the lesser of (1) 67 percent or more of the shares of the Fund represented at the Meeting if at least 50 percent of all outstanding shares of such Fund are represented at the Meeting or (2) 50 percent or more of the outstanding shares of such Fund entitled to vote at the meeting (the "1940 Act Majority").

PROPOSAL 2(b). EXCELSIOR INSTITUTIONAL BALANCED FUND
               EXCELSIOR INSTITUTIONAL EQUITY GROWTH FUND
               EXCELSIOR INSTITUTIONAL INTERNATIONAL EQUITY FUND
               EXCELSIOR INSTITUTIONAL BOND INDEX FUND

               FOR EACH OF THE ABOVE FUNDS, TO APPROVE OR DISAPPROVE OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST, ON BEHALF OF THE FUND, AND U.S. TRUST PACIFIC AS INVESTMENT ADVISER.

GENERAL

  As noted above, the Board of Trustees of the Trust has voted to approve, and recommended that shareholders of each of the above Funds approve, that the Trust, on behalf of those Funds, enter into a New Advisory Agreement with U.S. Trust Pacific.

COMPARISON OF NEW AND CURRENT ADVISORY AGREEMENTS

  For a description and comparison of the terms of the New Advisory Agreements and Current Advisory Agreements with respect to the above Funds, see "The New and Current Advisory and Subadvisory Agreements" in Proposal 2 above. The Current Advisory Agreements with respect to the Portfolios corresponding to the above Funds were approved by the Board of Trustees of the Portfolio Series on June 30, 1994 (September 13, 1994 in the case of the International Equity
Fund).

THE ADVISORY FEE AND OTHER EXPENSES

  Under the respective New Advisory Agreements, the Balanced Fund and the Equity Growth Fund will directly pay to U.S. Trust Pacific, as investment adviser, a monthly fee that is equal on an annual basis to 0.65% of such Fund's average daily net assets, the Bond Index Fund will pay to U.S. Trust Pacific, as investment adviser, a monthly fee that is equal on an annual basis to 0.25% of such Fund's average daily net assets, and the International Equity Fund will pay to U.S. Trust Pacific, as investment adviser, a monthly fee that is equal on an annual basis to 1.00% of such Fund's average daily net assets. IN EACH CASE THIS IS THE SAME RATE OF COMPENSATION AS IS PAYABLE INDIRECTLY BY SUCH FUND TO THE ADVISER UNDER THE CURRENT INVESTMENT ADVISORY AGREEMENT. Approval of the New Advisory Agreement with respect to such Fund will not result in an increase, either directly or indirectly, to the aggregate contractual fees borne by any of the above Funds. However, as further discussed under Proposal 1--"General", fees borne by the Funds are expected to increase due to the modification of the current voluntary fee waivers and expense reimbursements.

  During the Trust's fiscal year ended May 31, 1995, (i) the Balanced Fund, through its corresponding Portfolio, indirectly paid advisory fees to U.S. Trust Pacific of $0, (ii) the Equity Growth Fund, through its corresponding Portfolio indirectly paid advisory fees to U.S. Trust Pacific of $0, (iii) the International Equity Fund, through its corresponding Portfolio, indirectly paid advisory fees to U.S. Trust Pacific of $0, and (iv) the Bond Index Fund, through its corresponding Portfolio, indirectly paid advisory fees to U.S. Trust Pacific of $0. This represented a waiver of advisory fees of $365,664, $285,384, $26,275 and $47,955 with respect to the Balanced Fund, the Equity Growth Fund, the International Equity Fund and the Bond Index Fund respectively.

CONCERNING U.S. TRUST PACIFIC AS INVESTMENT ADVISER

  U.S. Trust Pacific is a wholly-owned subsidiary of U. S. Trust. For information about U.S. Trust, see "Concerning U.S. Trust as Investment Adviser" in part (a) above of this Proposal 2. U.S. Trust Pacific is a full-service state chartered bank which maintains its principal offices at 4380 S.W. Macadam Avenue, Suite 450, Portland, Oregon 97201.

  U.S. Trust Pacific does not currently provide investment advisory services to other mutual funds.

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS AND OTHER FEES

  During the Trust's fiscal year ended May 31, 1995, none of the above Funds paid brokerage commissions to brokers affiliated with U.S. Trust Pacific. For a description of other fees paid by the Funds to U.S. Trust Pacific, see "Material Payments by the Funds to U.S. Trust or U.S. Trust Pacific and their Affiliates" above.

THE DIRECTORS OF U.S. TRUST PACIFIC

The table below sets forth the name, address and principal occupation of each of the Directors of U.S. Trust Pacific and the principal executive officer of U.S. Trust Pacific:

                                                         POSITION WITH U.S. TRUST PACIFIC;
NAME                                 ADDRESS                   PRINCIPAL OCCUPATION
----                                 -------             ---------------------------------
Ralph C. Rittenour,      4380 S.W. Macadam Avenue        Director; Chairman of the
 Jr. ................... Suite 450                       Board and Chief Executive Officer
                         Portland, Oregon 97201
Charles J. Swindells.... 4380 S.W. Macadam Avenue        Director; Vice Chairman
                         Suite 450
                         Portland, Oregon 97201
Nancy L. Jacob, Ph.D. .. 4380 S.W. Macadam Avenue        Director; Executive Vice
                         Suite 450                       President
                         Portland, Oregon 97201
Douglas Adams........... 4380 S.W. Macadam Avenue        Director; President
                         Suite 450
                         Portland, Oregon 97201
Stephen Brink........... 4380 S.W. Macadam Avenue        Director; Senior Vice President
                         Suite 450                       and Chief Investment Officer
                         Portland, Oregon 97201
Marcia Bennett.......... 4380 S.W. Macadam Avenue        Director; Senior Vice
                         Suite 450                       President, Trust Officer and
                         Portland, Oregon 97201          Operations Officer
Marv Vukovich........... 4380 S.W. Macadam Avenue        Director; Vice President
                         Suite 450                       and Chief Financial Officer
                         Portland, Oregon 97201
Carol Hibbs............. Tonkon Torp, Galen, Marmaduke & Director; Attorney of
                          Booth                          Tonkon Torp, Galen, Marmaduke
                         1600 Pioneer Tower              & Booth
                         888 SW Fifth Avenue
                         Portland, OR 97204

TRUSTEES' EVALUATION AND RECOMMENDATION

  At the meeting of the Board of Trustees on August 29, 1995, the Trustees, including the Independent Trustees, approved the New Advisory Agreements with respect to the above Funds and the amount of the advisory fee to be paid by such Funds. In making this determination, the Trustees considered several factors, including the nature, quality and scope of the services to be provided to each Fund and the investment record of U.S. Trust Pacific in managing the Portfolios corresponding to such Funds. The Trustees also considered that U.S. Trust Pacific's relationship with each Fund will provide continuity of portfolio management services to each Fund. The Trustees believe the New Advisory Agreements with respect to the above Funds and the proposed advisory fees to be reasonable, fair and in the best interests of each Fund's shareholders.

  THE TRUSTEES UNANIMOUSLY RECOMMEND THAT EACH FUND'S SHAREHOLDERS APPROVE THE NEW INVESTMENT ADVISORY AGREEMENT WITH RESPECT TO SUCH FUND.

  If the New Advisory Agreement with respect to any of the above Funds is not approved, the Trustees will not authorize the withdrawal by such Fund of its investment in the corresponding Portfolio as described in Proposal 1, regardless of the fact that Proposal 1 may have been approved by the shareholders of such Fund.

VOTE REQUIRED

  Approval of this part (b) of Proposal 2 with respect to a Fund requires the affirmative vote of a 1940 Act Majority (as defined in part (a) above) of outstanding voting securities of that Fund.

PROPOSAL 2(c).EXCELSIOR INSTITUTIONAL BALANCED FUND

               FOR THE ABOVE FUND, TO APPROVE OR DISAPPROVE OF A NEW INVESTMENT SUBADVISORY AGREEMENT BETWEEN U.S. TRUST PACIFIC AND BECKER CAPITAL MANAGEMENT, INC. AS INVESTMENT SUBADVISER.

GENERAL

  As noted above, the Board of Trustees of the Trust has voted to approve, and recommended that shareholders of the above Fund approve, that the Trust on behalf of such Fund enter into a New Subadvisory Agreement between U.S. Trust Pacific as investment adviser to such Fund and Becker as investment subadviser.

COMPARISON OF NEW AND CURRENT SUBADVISORY AGREEMENTS

  For a description and comparison of the terms of the New Subadvisory Agreement and Current Subadvisory Agreement with respect to the above Fund, see "the New and Current Advisory and Subadvisory Agreements" in Proposal 2 above. The Current Subadvisory Agreement with respect to the Portfolio corresponding to the above Fund was approved by the Board of Trustees of the Portfolio Series on June 30, 1994.

THE ADVISORY FEE AND OTHER EXPENSES

  Under the New Subadvisory Agreement with respect to the above Fund U.S. Trust Pacific will directly pay to Becker, as investment subadviser, a monthly fee that is equal on an annual basis to 0.425% of the first $20,000,000 of such Fund's average daily net assets and 0.20% of such Fund's average daily net assets in excess of $20,000,000. THIS IS THE SAME RATE OF COMPENSATION AS IS PAYABLE BY U.S. TRUST PACIFIC TO BECKER UNDER THE CURRENT INVESTMENT SUBADVISORY AGREEMENT. Approval of the New Subadvisory Agreement with respect to such Fund will not result in an increase, either directly or indirectly, to the aggregate contractual fees borne by the above Fund. However, as further discussed under Proposal 1--"General", fees borne by the Fund are expected to increase due to the modification of the current voluntary fee waivers and expense reimbursements.

  During the Trust's fiscal year ended May 31, 1995, U.S. Trust Pacific paid advisory fees to Becker of $239,088 with respect to the Portfolio corresponding to the above Fund.

CONCERNING BECKER AS INVESTMENT SUBADVISER

  Becker is a registered investment adviser. It maintains its principal offices at 2185 Pacwest Center, Portland, Oregon 97204. As of September 30, 1994, Becker had $900 million in assets under management. The person primarily responsible for the day-to-day management of the Balanced Portfolio is Donald
L. Wolcott, C.F.A., Vice President and Portfolio Manager of Becker. Mr. Wolcott joined Becker in 1987 and brings 19 years of experience in investment management to his position.

  Patrick E. Becker, the President of Becker, owns more than 10% of the voting securities of Becker. His address is 23661 Stafford Hill Drive, West Linn, Oregon 97068.

  Becker does not currently provide investment advisory services to other mutual funds.

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

  During the Trust's fiscal year ended May 31, 1995, the above Fund paid no brokerage commissions to brokers affiliated with Becker.

OTHER MATERIAL PAYMENTS BY THE FUND TO BECKER AND AFFILIATES OF BECKER

  During the Trust's fiscal year ended May 31, 1995, neither the Fund nor the Portfolio corresponding to the Fund made any payments to Becker or any affiliate of Becker for services provided to such Fund or its corresponding Portfolio (other than investment advisory services).

THE DIRECTORS OF BECKER

  The table below sets forth the name, address and principal occupation of each of the Directors of Becker and of the principal executive officer of Becker:

                                                           POSITION WITH BECKER;
NAME                               ADDRESS                  PRINCIPAL OCCUPATION
----                               -------                 ---------------------
Patrick E. Becker....... 1211 SW Fifth Avenue, #2185 Director; President
                         Portland, Oregon 97204
Janeen S. McAnich....... 1211 SW Fifth Avenue, #2185 Director; Executive Vice President
                         Portland, Oregon 97204

TRUSTEES' EVALUATION AND RECOMMENDATION

  At the meeting of the Board of Trustees on August 29, 1995, the Trustees, including the Independent Trustees, approved the New Subadvisory Agreement with respect to the above Fund and the amount of the advisory fee to be paid by U.S. Trust Pacific to Becker with respect to such Fund. In making this determination, the Trustees considered several factors, including the nature, quality and scope of the services to be provided to the Fund and the investment record of Becker in managing the Portfolio corresponding to the Fund. The Trustees also considered that Becker's relationship with the Fund will provide continuity of portfolio management services to the Fund. The Trustees believe the New Subadvisory Agreement with respect to the above Fund and the proposed advisory fees to be reasonable, fair and in the best interests of the Fund's shareholders.

  THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE FUND'S SHAREHOLDERS APPROVE THE NEW INVESTMENT SUBADVISORY AGREEMENT WITH RESPECT TO THE FUND.

  If the New Subadvisory Agreement with respect to the above Fund is not approved, the Trustees will not authorize the withdrawal by the Fund of its investment in the corresponding Portfolio as described in Proposal 1, regardless of the fact that Proposal 1 may have been approved by the shareholders of the Fund.

VOTE REQUIRED

  Approval of this part (c) of Proposal 2 requires the affirmative vote of a 1940 Act Majority (as defined in part (a) above) of outstanding voting securities of the above Fund.

PROPOSAL 2(d).EXCELSIOR INSTITUTIONAL EQUITY GROWTH FUND

               FOR THE ABOVE FUND, TO APPROVE OR DISAPPROVE OF A NEW INVESTMENT SUBADVISORY AGREEMENT BETWEEN U.S. TRUST PACIFIC AND LUTHER KING CAPITAL MANAGEMENT CORPORATION AS INVESTMENT SUBADVISER.

GENERAL

  As noted above, the Board of Trustees of the Trust has voted to approve, and recommended that shareholders of the above Fund approve, that the Trust, on behalf of such Fund, enter into a New Subadvisory Agreement between U.S. Trust Pacific, as investment adviser to such Fund and Luther King.

COMPARISON OF NEW AND CURRENT SUBADVISORY AGREEMENTS

  For a description and comparison of the terms of the New Subadvisory Agreement and Current Subadvisory Agreement with respect to the above Fund, see "The New and Current Advisory and Subadvisory Agreements" in Proposal 2 above. The Current Subadvisory Agreement with respect to the Portfolio corresponding to the above Fund was approved by the Board of Trustees of the Portfolio Series on June 30, 1994.

THE ADVISORY FEE AND OTHER EXPENSES

  Under the New Subadvisory Agreement, with respect to the above Fund, U.S. Trust Pacific will directly pay to Luther King, as investment subadviser, a monthly fee that is equal on an annual basis to 0.40% of the first $20,000,000 of such Fund's average daily net assets, 0.30% of the next $30,000,00 of such Fund's average daily net assets, and a percentage to be negotiated of such Fund's average daily net assets in excess of

$50,000,000. THIS IS THE SAME RATE OF COMPENSATION AS IS PAYABLE BY U.S. TRUST PACIFIC TO LUTHER KING WITH RESPECT TO SUCH FUND UNDER THE CURRENT INVESTMENT ADVISORY AGREEMENT. Approval of the New Subadvisory Agreement with respect to such Fund will not result in an increase, either directly or indirectly, to the aggregate contractual fees borne by the above Fund. However, as further discussed under Proposal 1--"General", fees borne by the Fund are expected to increase due to the modification of the current voluntary fee waivers and expense reimbursements.

  During the Trust's fiscal year ended May 31, 1995, U.S. Trust Pacific paid advisory fees to Luther King of $175,621 with respect to the Portfolio corresponding to the above Fund.

CONCERNING LUTHER KING AS INVESTMENT SUBADVISER

  Luther King is a registered investment adviser. It maintains its principal offices at 301 Commerce Street, Suite 1600, Fort Worth, TX 76102. As of September 30, 1994, Luther King had $4.5 billion in assets under management. Emmett M. Murphy is primarily responsible for the day-to-day management of Equity Growth Portfolio. Mr. Murphy has been an investment manager with Luther King since 1981. He is also a Chartered Financial Analyst.

  Southwest JLK Corporation owns more than 10% of the voting securities of Luther King. Southwest JLK Corporation is owned by the President of Luther King, John Luther King, Jr., and Teresa King. Their address is 4224 Versailles, Dallas, Texas 75205.

  Luther King provides investment advisory services to other mutual funds with similar investment objectives to that of the above Fund. See Exhibit D for a list of those funds, the size of those funds, the rate of the advisory fees paid by those funds, and whether any of such fees have been waived or otherwise reduced.

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

  During the Trust's fiscal year ended May 31, 1995, the above Fund paid no brokerage commissions to brokers affiliated with Luther King.

OTHER MATERIAL PAYMENTS BY THE FUNDS TO LUTHER KING AND AFFILIATES OF LUTHER
KING

  During the Trust's fiscal year ended May 31, 1995, neither the Fund nor the Portfolio corresponding to the Fund made any payments to Luther King or any affiliate of Luther King for services provided to the Fund or its corresponding Portfolio (other than investment advisory services).

THE DIRECTORS OF LUTHER KING

  The table below sets forth the name, address and principal occupation of the Director and principal executive officer of Luther King:

                                                         POSITION WITH LUTHER KING;
NAME                                 ADDRESS                PRINCIPAL OCCUPATION
----                                 -------             --------------------------
John Luther King, Jr. .. 301 Commerce Street, Suite 1600    Director; President
                         Fort Worth, Texas 76102

TRUSTEES' EVALUATION AND RECOMMENDATION

  At the meeting of the Board of Trustees on August 29, 1995, the Trustees, including the Independent Trustees, approved the New Subadvisory Agreement with respect to the above Fund and the amount of the advisory fee to be paid by U.S. Trust Pacific to Luther King with respect to such Fund. In making this determination, the Trustees considered several factors, including the nature, quality and scope of the services to be provided to the Fund and the investment record of Luther King in managing the Portfolio corresponding to such Fund and the other mutual funds managed by Luther King. The Trustees also considered that Luther King's relationship with the Fund will provide continuity of portfolio management services to the Fund. The Trustees believe the New Subadvisory Agreement with respect to the above Fund and the proposed advisory fees to be reasonable, fair and in the best interests of the Fund's shareholders.

  THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE FUND'S SHAREHOLDERS APPROVE THE NEW INVESTMENT SUBADVISORY AGREEMENT WITH RESPECT TO THE FUND.

  If the New Subadvisory Agreement with respect to the above Fund is not approved, the Trustees will not authorize the withdrawal by the Fund of its investment in the corresponding Portfolio as described in Proposal 1, regardless of the fact that Proposal 1 may have been approved by the shareholders of the Fund.

VOTE REQUIRED

  Approval of this part (d) of Proposal 2 requires the affirmative vote of a 1940 Act Majority (as defined in part (a) above) of outstanding voting securities of the above Fund.

PROPOSAL 2(e).EXCELSIOR INSTITUTIONAL INTERNATIONAL EQUITY FUND

              FOR THE ABOVE FUND, TO APPROVE OR DISAPPROVE OF A NEW INVESTMENT SUBADVISORY AGREEMENT BETWEEN U.S. TRUST PACIFIC AND HARDING, LOEVNER MANAGEMENT, L.P. AS INVESTMENT SUBADVISER.

GENERAL

  As noted above, the Board of Trustees of the Trust has voted to approve, and recommended that shareholders of the above Fund approve, that the Trust, on behalf of such Fund, enter into a New Subadvisory Agreement between U.S. Trust Pacific, as investment adviser to such Fund, and Harding Loevner.

COMPARISON OF NEW AND CURRENT ADVISORY AGREEMENTS

  For a description and comparison of the terms of the New Subadvisory Agreement and the Current Subadvisory Agreement with respect to the above Fund, see "The New and Current Advisory and Subadvisory Agreements" in Proposal 2 above. The Current Subadvisory Agreement with respect to the Portfolio corresponding to the above Fund was approved by the Board of Trustees of the Portfolio Series on September 13, 1994.

THE ADVISORY FEE AND OTHER EXPENSES

  Under the New Subadvisory Agreement with respect to the above Fund, U.S. Trust Pacific will directly pay to Harding Loevner, as investment subadviser, a monthly fee that is equal on an annual basis to 0.50% of such Fund's average daily net assets. THIS IS THE SAME RATE OF COMPENSATION AS IS PAYABLE BY U.S. TRUST PACIFIC TO HARDING LOEVNER UNDER THE CURRENT INVESTMENT SUBADVISORY AGREEMENT. Approval of the New Subadvisory Agreement with respect to the Fund will not result in an increase, either directly or indirectly, to the aggregate contractual fees borne by the Fund. However, as further discussed under Proposal 1--"General", fees borne by the Fund are expected to increase due to the modification of the current voluntary fee waivers and expense reimbursements.

  During the Trust's fiscal year ended May 31, 1995, U.S. Trust Pacific paid advisory fees to Harding Loevner of $11,824 with respect to the Portfolio corresponding to the above Fund.

CONCERNING HARDING LOEVNER AS INVESTMENT SUBADVISER

  Harding Loevner is a New Jersey limited partnership and a registered investment adviser. It maintains its principal offices at 50 Division Street, Suite 401, Somerville, New Jersey 08876. Harding Loevner's only general partner is HLM Holdings, Inc., which has approximately a 96% interest in Harding Loevner. Approximately 87% of the stock of HLM Holdings, Inc. is owned by the principals of Harding Loevner, David D. Harding (Chief Investment Officer), David R. Loevner (Chief Executive Officer) and Simon Hallett (Senior Portfolio Manager). The remaining stock of HLM Holdings, Inc. is owned by other Harding Loevner employees. As of September 30, 1994, Harding Loevner had $350 million in assets under management. All investment management decisions of Harding Loevner are made by an investment group and not by portfolio managers individually.

  Harding Loevner provides investment advisory services to other mutual funds with similar investment objectives to that of the above Fund. See Exhibit E for a list of those funds, the size of those funds, the rate of the advisory fees paid by those funds, and whether any of such fees have been waived or otherwise reduced.

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

  During the Trust's fiscal year ended May 31, 1995, the above Fund paid no brokerage commissions to brokers affiliated with Harding Loevner.

OTHER MATERIAL PAYMENTS BY THE FUND TO HARDING LOEVNER AND AFFILIATES OF HARDING LOEVNER

  During the Trust's fiscal year ended May 31, 1995, neither the Fund nor the Portfolio corresponding to the Fund paid any fees to Harding Loevner or any affiliate of Harding Loevner for services provided to such Fund or its corresponding Portfolio (other than investment advisory services).

TRUSTEES' EVALUATION AND RECOMMENDATION

  At the meeting of the Board of Trustees on August 29, 1995, the Trustees, including the Independent Trustees, approved the New Subadvisory Agreement with respect to the above Fund and the amount of the advisory fee to be paid by U.S. Trust Pacific to Harding Loevner with respect to such Fund. In making this determination, the Trustees considered several factors, including the nature, quality and scope of the services to be provided to the Fund and the investment record of Harding Loevner in managing the Portfolio corresponding to the Fund and the other mutual funds managed by Harding Loevner. The Trustees also considered that Harding Loevner's relationship with the Fund will provide continuity of portfolio management services to the Fund. The Trustees believe the New Subadvisory Agreement with respect to the above Fund and the proposed advisory fees to be reasonable, fair and in the best interests of the Fund's shareholders.

  THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE FUND'S SHAREHOLDERS APPROVE THE NEW INVESTMENT SUBADVISORY AGREEMENT WITH RESPECT TO SUCH FUND.

  If the New Subadvisory Agreement with respect to the above Fund is not approved, the Trustees will not authorize the withdrawal by such Fund of its investment in the corresponding Portfolio as described in Proposal 1, regardless of the fact that Proposal 1 may have been approved by the shareholders of such Fund.

VOTE REQUIRED

  Approval of this part (e) of Proposal 2 requires the affirmative vote of a 1940 Act Majority (as defined in part (a) above) of outstanding voting securities of the above Fund.

PROPOSAL 2(f).EXCELSIOR INSTITUTIONAL BOND INDEX FUND

               FOR THE ABOVE FUND, TO APPROVE OR DISAPPROVE OF A NEW INVESTMENT SUBADVISORY AGREEMENT BETWEEN U.S. TRUST PACIFIC AND U.S. TRUST AS INVESTMENT SUBADVISER.

GENERAL

  As noted above, the Board of Trustees of the Trust has voted to approve, and recommended that shareholders of the above Fund approve, that the Trust, on behalf of such Fund, enter into a New Subadvisory Agreement between U.S. Trust Pacific, as investment adviser to such Fund, and U.S. Trust, to be in effect prior to the Fund's proposed investment into Federated Portfolios, as more fully described in Proposal 3 below.

COMPARISON OF NEW AND CURRENT SUBADVISORY AGREEMENTS

  For a description and comparison of the terms of the New Subadvisory Agreement and Current Subadvisory Agreement with respect to the above Fund, see "The New and Current Advisory and Subadvisory Agreements" in Proposal 2 above. The Current Subadvisory Agreement with respect to the Portfolio corresponding to the above Fund was approved by the Board of Trustees of the Portfolio Series on June 30, 1994.

THE ADVISORY FEE AND OTHER EXPENSES

  Under the New Subadvisory Agreement, with respect to the above Fund, U.S. Trust Pacific will directly pay to U.S. Trust, as investment subadviser, a monthly fee that is equal on an annual basis to 0.25% of such Fund's average daily net assets. THIS IS THE SAME RATE OF COMPENSATION AS IS PAYABLE BY U.S. TRUST PACIFIC TO U.S. TRUST UNDER THE CURRENT INVESTMENT SUBADVISORY AGREEMENT. Approval of the New Subadvisory Agreement with respect to such Fund will not result in an increase, either directly or indirectly, to the aggregate contractual fees borne by the above Fund. However, as further discussed under Proposal 1--"General", fees borne by the Fund are expected to increase due to the modification of the current voluntary fee waivers and expense reimbursements.

  During the Trust's fiscal year ended May 31, 1995, advisory fees payable by U.S. Trust Pacific to U.S. Trust were $47,955 with respect to the Portfolio corresponding to the Bond Index Fund, all of which were waived by U.S. Trust.

CONCERNING U.S. TRUST AS INVESTMENT SUBADVISER

  See "Concerning U.S. Trust as Investment Adviser" above.

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

  During the Trust's fiscal year ended May 31, 1995, the above Fund did not pay brokerage commissions to brokers affiliated with U.S. Trust. For a description of other fees paid by the Fund to U.S. Trust, see "Material Payments by the Funds to U.S. Trust or U.S. Trust Pacific and their Affiliates" above.

THE DIRECTORS OF U. S. TRUST

  See "The Directors of U.S. Trust" above.

TRUSTEES' EVALUATION AND RECOMMENDATION

  At the meeting of the Board of Trustees on August 29, 1995, the Trustees, including the Independent Trustees, approved the New Subadvisory Agreement with respect to the above Fund and the amount of the advisory fee to be paid by U.S. Trust Pacific to U.S. Trust with respect to such Fund. In making this determination, the Trustees considered several factors, including the nature, quality and scope of the services to be provided to the Fund and the investment record of U.S. Trust in managing the Portfolio corresponding to such Fund and the other mutual funds managed by U.S. Trust. The Trustees also considered that U.S. Trust's relationship with the Fund will provide continuity of portfolio management services to the Fund. The Trustees believe the New Subadvisory Agreement with respect to the above Fund and the proposed advisory fees to be reasonable, fair and in the best interests of the Fund's shareholders.

  THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE FUND'S SHAREHOLDERS APPROVE THE NEW INVESTMENT SUBADVISORY AGREEMENT WITH RESPECT TO THE FUND.

  If the New Subadvisory Agreement with respect to the above Fund is not approved, the Trustees will not authorize the withdrawal by the Fund of its investment in the corresponding Portfolio as described in Proposal 1, regardless of the fact that Proposal 1 may have been approved by the shareholders of the Fund.

VOTE REQUIRED

  Approval of this part (f) of Proposal 2 requires the affirmative vote of a 1940 Act Majority (as defined in part (a) above) of outstanding voting securities of the above Fund.

PROPOSAL 3.EXCELSIOR INSTITUTIONAL BOND INDEX FUND

               FOR THE ABOVE FUND, TO APPROVE OR DISAPPROVE OF THE INVESTMENT BY SUCH FUND OF ITS INVESTABLE ASSETS IN THE BOND INDEX PORTFOLIO, A SERIES OF FEDERATED PORTFOLIOS.

GENERAL

  As more fully described under Proposal 1 above, the Trust currently invests all of the Bond Index Fund's investable assets in the Bond Market Portfolio, which has the same investment objective and policies as the Fund. As part of the restructuring referred to in Proposal 1, the Trustees of the Trust have recommended that the Fund withdraw its investment in the Bond Market Portfolio. Unlike the other Funds that would also be withdrawn from the corresponding Portfolio of the Portfolio Series if Proposal 1 is approved, the Trustees have determined that in the case of the Bond Index Fund, the benefits of a two-tier structure could potentially be realized by reinvesting the assets of the Fund in a series (the "Bond Index Portfolio") of Federated Investment Portfolios (the "Federated Portfolios") and operating in a two-tier, master/feeder structure. Since it is expected that there will be one or more additional feeder funds investing in the Bond Index Portfolio, it is anticipated that many of the expected benefits of the two-tier structure will be realized. Therefore, the Trustees have determined that it would be in the best interests of the shareholders of the Fund to replace the temporary one-tier operating structure contemplated by Proposal 1 as soon as practicable following the withdrawal from the Bond Market Portfolio, with a two-tier, master/feeder structure by investing all of the investable assets of the Fund in the Bond Index Portfolio, which has adopted the same investment objective, restrictions and policies as the Fund, and terminating the New Advisory Agreement and New Subadvisory Agreement with respect to the Fund.

  As a feeder fund, the Fund will remain a series of Excelsior Institutional Trust and thus will continue to be managed by the Trust's Board of Trustees and officers, and to be served by the Trust's other service providers.

  The master fund corresponding to the Fund will be the Bond Index Portfolio, a series of Federated Portfolios. Federated Portfolios is an open-end management investment company that was established as a Massachusetts business trust under a Declaration of Trust dated as of September 25, 1995. Federated

Portfolios' business address is Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. Federated Portfolios is managed by a Board of Trustees. The Trustees are responsible for managing Federated Portfolios' business affairs and for exercising all Federated Portfolio's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board. The Declaration of Trust permits Federated Portfolios to offer separate series representing interests in separate portfolios of securities. The Bond Index Portfolio, which was established as a separate series of Federated Portfolios as of September 25, 1995, is the first and currently the only series of Federated Portfolios, although additional series of Federated Portfolios may be established in the future from time to time. Federated Portfolios' fiscal year, and therefore the fiscal year of the Bond Index Portfolio, will end on May 31 of each year, the same fiscal year as corresponds to the Fund.

  Federated Administrative Services, a Delaware business trust whose address is Federated Investors Tower, Pittsburgh, Pennsylvania, 15222-3779, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate Federated Portfolios. Federated Administrative Services provides these at an annual rate which relates to the average aggregate daily net assets of the Federated Portfolios as specified below:

           MAXIMUM             AVERAGE AGGREGATE
        ADMINISTRATIVE      DAILY NET ASSETS OF THE
             FEE              FEDERATED PORTFOLIOS
        --------------      -----------------------
            0.15%              first $250 million
            0.125%             next $250 million
            0.10%              next $250 million
            0.075%      assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $120,000 per series of Federated Portfolios. Federated Administrative Services may choose voluntarily to waive a portion of its fee and has agreed to waive a portion of the administrative fee, including any minimum, as further discussed in "Expense Information" below. Federated Administrative Services is a subsidiary of Federated Investors.

  Federated Services Company, a Delaware business trust whose address is P.O. Box 8600, Boston, Massachusetts 02266-8600, serves as transfer agent, dividend disbursing agent and custody procurement agent for Federated Portfolios. The fee paid to the transfer agent is based upon the size, type, and number of accounts and transactions made by shareholders. Federated Services Company also maintains Federated Portfolios' accounting records. The fee paid for this service is based upon the level of Federated Portfolios' average net assets for the period plus out-of-pocket expenses.

  Federated Securities Corp. is the placement agent for investments in the Bond Index Portfolio. Federated Securities Corp. is located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. receives no fee for its services as placement agent for the Bond Index Portfolio. Federated Securities Corp. is a subsidiary of Federated Investors.

  Federated Portfolios' custodian is Investors Bank & Trust Company, 89 South Street, Boston, Massachusetts.

  Information regarding the proposed independent auditors for Federated Portfolios is provided in part (d) of this Proposal 3, below.

  Information regarding the proposed investment adviser and investment subadviser to the Bond Index Portfolio is provided in parts (a) and (b) of this Proposal 3, below.

TRUSTEES AND OFFICERS OF FEDERATED PORTFOLIOS

  Information concerning the Trustees and Officers of Federated Portfolios is provided in part (c) of this Proposal 3 below.

EXPENSE INFORMATION

  The following table provides (i) a summary of estimated expenses relating to purchases and sales of shares of the Fund, and the aggregate annual operating expenses for the Fund and the corresponding Bond Index Portfolio, as a percentage of average net assets of the Fund, and (ii) an example illustrating the dollar cost of such estimated expenses on a $1,000 investment in the Fund, in each case after giving effect to the transactions contemplated by this Proposal 3. The Trustees of the Trust believe that the aggregate per share expenses of the Fund and the corresponding Bond Index Portfolio will be less than or approximately equal to the expenses which the Fund would incur if the Trust retained the services of an investment adviser and the assets of the Fund were invested directly in the type of securities held by the Bond Index Portfolio.

Shareholder Transaction Expenses
Sales Load Imposed on Purchases........................................     None
Sales Load Imposed on Reinvested Dividends.............................     None
Deferred Sales Load....................................................     None
Redemption Fees........................................................     None
Exchange Fees..........................................................     None

Expense Table--Annual Operating Expenses
Advisory Fees (after waiver)........................................          0%
12b-1 Fees..........................................................        None
Other Expenses
  Administrative Fees (after waiver)................................ 0.08%
  Shareholder Servicing Fees (after waiver).........................    0%
  Other Operating Expenses (after reimbursement).................... 0.22%
                                                                           0.30%
Total Fund Operating Expenses
  (after waivers and reimbursement).................................       0.30%

 Example

  Investors would pay the following expenses on a $1,000 investment, assuming
(a) 5% annual return and (b) redemption of the investment at the end of the following periods:

                 1 Year                                 3 Years
                   $3
                                                        $10

  The example above should not be considered a representation of past or future expenses or performance. Actual expenses and returns may be greater than or less than those shown. The purpose of the table is to assist investors in understanding the various costs and expenses that shareholders of the Fund will bear directly or indirectly via the Bond Index Portfolio.

  The expense table and the example reflect the fact that the Bond Index Portfolio's investment adviser and administrator both voluntarily waive a portion of their fees and both are voluntarily reimbursing certain operating expenses of the Bond Index Portfolio. Without such waivers and reimbursements, the advisory fees paid would equal 0.25% of the average daily net assets of the Bond Index Portfolio, the administrative fees would equal 0.23% of the average daily net assets of the Fund, the shareholder servicing fees would equal 0.25% of the average daily net assets of the Fund, and other expenses would equal 0.56% of the average daily net assets of the Fund and the Bond Index Portfolio. In aggregate, the total operating expenses of the Fund and the Bond Index Portfolio would equal 1.29% of the average daily net assets of the Fund. Fee waivers and expense reimbursements are terminable at any time in the sole discretion of the service providers waiving fees or reimbursing expenses. However, Federated Investors has agreed to maintain total annual operating expenses (after waivers and reimbursements) of the Bond Index Portfolio at no greater than 0.20% of average net assets for the twelve month period following the restructuring, and U.S. Trust has agreed to maintain total annual operating expenses (after waivers and reimbursements) of the Bond Index Fund (including its pro rata share of the Bond Index Portfolio's expenses) at no greater than 0.30% of average net assets for the twelve month period following the restructuring.

  Federated Portfolios and the Bond Index Portfolio were newly formed at the time this Proxy Statement was sent to shareholders of the Fund and therefore historical information regarding the results of the Bond Index Portfolio's operations has not been included in this Proxy Statement.

INVESTMENT OBJECTIVES AND POLICIES OF THE BOND INDEX FUND.

  The Bond Index Portfolio has investment objectives and policies identical to those of the Fund. The investment objective of the Bond Index Portfolio is to provide investment results that correspond to the investment performance of the Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index"), a broad market-weighted index more fully described below. The Bond Index Portfolio's investment policy is to invest at least 80% of its assets in a portfolio of securities consisting of a representative selection of fixed income securities included in the Aggregate Bond Index. The Bond Index Portfolio intends to remain fully invested, to the extent practicable, in a pool of securities that match the yield and total return of the Index.

  The investment philosophy behind the Bond Index Portfolio is that the Portfolio is not managed pursuant to traditional methods of active investment management, which involves the buying and selling of securities based upon economic, financial and market analyses and investment judgment. Instead, the Bond Index Portfolio, utilizing a passive or indexing investment approach, will attempt to replicate the investment performance of the Aggregate Bond Index.

  The Bond Index Portfolio seeks to achieve its investment objective of duplicating the investment performance of the Aggregate Bond Index through statistical sampling procedures by investing in a selected group -- not the entire universe -- of securities in the Aggregate Bond Index. This group of securities, when taken together, is expected to perform similarly to the index as a whole. This sampling technique is expected to enable the Bond Index Portfolio to track the price movements and performance of its index, while minimizing brokerage, custodial and accounting costs.

  The Trust expects that there will be a close correlation between the Bond Index Portfolio's performance and that of the Aggregate Bond Index in both rising and falling markets. The Bond Index Portfolio will attempt to maximize the correlation between its performance and that of the Aggregate Bond Index. Over the long term, the investment managers of the Bond Index Portfolio seek a correlation of 0.95 or better. In the event that a correlation of 0.95 or better is not achieved, the Board of Trustees of Federated Portfolios will review with the investment managers methods for increasing such correlation, such as through adjustments in securities holdings of the Bond Index Portfolio. Factors such as the size of the Portfolio's securities holdings, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows into and out of the Portfolio, and changes in the securities markets and the indexes themselves, are expected to account for any differences between the Portfolio's performance and that of the Index.

  LEHMAN BROTHERS AGGREGATE BOND INDEX. The Aggregate Bond Index is a broad market-weighted index which encompasses three major classes of United States investment grade fixed income securities with maturities greater than one year:
U.S. Treasury and agency securities, corporate bonds, and mortgage-backed securities. The Index measures the total investment return (capital change plus income) provided by a universe of fixed income securities, weighted by the market value outstanding of each security. The securities included in the Index generally meet the following criteria, as defined by Lehman Brothers: an outstanding market value of at least $100 million; and investment grade quality, rated a minimum of Baa by Moody's or BBB by S&P. The Bond Market Portfolio is managed without regard to tax ramifications.

  U.S. GOVERNMENT AND AGENCY SECURITIES. The Bond Index Portfolio may invest in U.S. Government securities and securities issued or guaranteed by agencies or instrumentalities of the U.S. Government. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities (Treasury Bills, Treasury Notes and Treasury Bonds); securities such as Government National Mortgage Association pass-through certificates, which are supported by the full faith and credit of the U.S. Treasury; securities, such as those of the Federal Home Loan Banks, which are supported by the right of the issuer to borrow from the U.S. Treasury; securities, such as those issued by the Federal National Mortgage Association, which are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and other securities, such as those issued by the Student Loan Marketing Association, which are supported only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The

Bond Index Fund and Bond Index Portfolio, and their respective net asset values and yields, are not guaranteed by the U.S. Government or any federal agency or instrumentality.

  The Bond Index Portfolio may, from time and time, substitute one type of investment grade bond for another. For instance, the Bond Index Portfolio may hold more short-term corporate bonds (and fewer short-term U.S. Treasury bonds) than represented in the Aggregate Bond Index so as to increase income.

  CORPORATE BONDS. The Bond Index Portfolio may purchase debt securities of United States corporations only if they are deemed investment grade, that is, carry a rating of at least Baa from Moody's or BBB from S&P or, if not rated by these rating agencies, are judged by the investment managers of the Portfolio to be of comparable quality. The Portfolio intends to dispose in an orderly manner of any security which is downgraded below investment grade subsequent to its purchase.

  Corporate bonds are subject to call risk during periods of falling interest rates. Securities with high stated interest rates may be prepaid (or called) prior to maturity, requiring the Bond Index Portfolio to invest the proceeds at generally lower interest rates. If interest rates fall and bond issuers exercise call provisions, the result would be that bonds with high interest rates are called and must be replaced with lower-yielding instruments. In these circumstances, the income of the Bond Index Portfolio would decline.

  MORTGAGE PASS-THROUGH AND COLLATERALIZED MORTGAGE OBLIGATIONS. The Bond Index Portfolio may purchase mortgage and mortgage-related securities such as pass-throughs and collateralized mortgage obligations that meet the Bond Index Portfolio's selection criteria (collectively, "Mortgage Securities"). As a result of its investment in Mortgage Securities, the mortgage-backed securities in the Bond Index Portfolio may be subject to a greater degree of market volatility as a result of unanticipated prepayments of principal. When interest rates fall, the principal invested in mortgage-backed securities with high interest rates may be repaid earlier than scheduled, causing principal prepayments to be reinvested at lower interest rates and reducing the income that the Bond Index Portfolio derives from mortgage-backed securities. In addition, like other fixed income securities, Mortgage Securities generally decline in price when interest rates rise.

  SAMPLING AND TRADING IN THE INDEX PORTFOLIOS. The Bond Index Portfolio does not anticipate holding all of the individual issues which comprise the Aggregate Bond Index because of the large number of securities involved. Instead, the Portfolio will hold a representative sample of securities, selecting one or two issues to represent entire classes or types of securities in the Index. This sampling technique is expected to be an effective means of substantially duplicating the income and capital returns provided by the Index.

  To reduce transaction costs, the Bond Index Portfolio's securities holdings will not be automatically traded or re-balanced to reflect changes in the Aggregate Bond Index or in the market values of securities held by the Bond Index Portfolio. The Bond Index Portfolio may trade large blocks of securities. These policies may cause a particular security to be over- or under-represented in the Portfolio relative to its index weighting or result in its continued ownership by the Portfolio after its deletion from the Index, thereby reducing the correlation between the Portfolio and the Index. In addition, the Bond Index Portfolio may omit or remove Index securities from its portfolio if the investment managers believe the security to be insufficiently liquid or believe the merit of the investment has been substantially impaired by extraordinary events or financial conditions.

  GENERAL MATTERS. Because the Bond Index Portfolio will seek to represent all major sectors of the investment grade fixed income securities market, the Bond Index Fund may be a suitable vehicle for those investors seeking ownership in the "bond market" as a whole, without regard to particular sectors. The Bond Index Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term bond market movements. Because of potential share price fluctuations, the Fund may be inappropriate for investors who have short-term objectives or who require stability of principal. Investors should not consider the Fund a complete investment program.

  Unless otherwise stated, all of the investment objectives, policies and strategies discussed herein are deemed "non-fundamental", i.e., the approval of the Fund's shareholders is not required to change its investment objective or any of its investment policies and strategies. Likewise, the approval of the Fund and other investors in the Bond Index Portfolio is not required to change the Portfolio's investment objective or any of the Portfolio's investment policies and strategies. Any changes in the Fund's or the Portfolio's investment objective, policies or strategies could result in the Fund having investment objectives, policies and strategies different from those applicable at the time of a shareholder's investment in the Fund.

TRUSTEES' EVALUATION AND RECOMMENDATION

  At meetings of Excelsior Institutional Trust's Board of Trustees on August 29, September 13, and October 6, 1995, the Trustees considered alternatives available to the Bond Index Fund and determined that the proposed investment by the Bond Index Fund of all of its investable assets in the Bond Index Portfolio, and operating in a two-tier, master/feeder structure, was in the best interests of the shareholders of the Fund. The Trustees' decision was based on several factors including: (i) the expectation that the estimated expense ratios of the Fund would be no greater than they would otherwise be if the Fund did not invest in the Bond Index Portfolio; (ii) the expectation that other feeder funds would invest in the Bond Index Portfolio, resulting in the cost savings associated with a two-tier, master/feeder structure, (iii) the expectation that the Bond Index Portfolio will have the same investment objectives, policies and restrictions as the Fund, (iv) the expectation that the Fund would be able to contribute all its assets, in kind, to the Bond Index Portfolio, in a tax-free transaction, so that the Fund would not be required to recognize any gain (or loss) on the transaction; and (v) the expected continuity of Portfolio management resulting from the continued subadvisory services of U.S. Trust to the Bond Index Portfolio (see parts (a) and (b) of this Proposal 3 below).

  After consideration of the relevant factors, the Trustees, including the Independent Trustees, voted to approve, and voted to recommend that the shareholders of the Bond Index Fund approve the investment by the Fund of all of its investable assets in the Bond Index Portfolio. Such investment is subject to approval of the new advisory and subadvisory agreements by the requisite vote of the shareholders of the Fund, as more fully described in parts (a) and (b) of this Proposal 3. If such new advisory and subadvisory agreements are not approved by the shareholders of the Fund, the Fund will not invest its investable assets in the Bond Index Portfolio, even if the shareholders of the Fund approve such investment.

  The conversion to a two-tier, master/feeder structure would be accomplished by having the Fund invest in-kind its securities and other assets in the Bond Index Portfolio.

  The conversion to a two-tier, master/feeder structure is subject to the receipt of an opinion of Bingham, Dana & Gould, counsel to the Trust, substantially to the effect that, based on the current position of the Internal Revenue Service, as reflected in private rulings and proposed regulations, the investment in-kind of its securities and other assets in the Bond Index Portfolio will not cause either the Fund or its shareholders to recognize any gain or loss under the Code, that the Bond Index Portfolio's basis in each security invested in it will be the same as the Fund's basis for that security, and that the Bond Index Portfolio's holding period for each security will include the Fund's holding period for that security. In rendering such opinion, counsel may rely, to the extent they deem necessary or appropriate, upon representations of an officer or Trustee of the Trust.

  Approval by the shareholders of the Fund of this Proposal 3 will be deemed an authorization to the Trustees and officers of the Trust to take any steps necessary or appropriate to invest all investable assets of the Fund in the Bond Index Portfolio.

  THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE BOND INDEX FUND APPROVE THE PROPOSAL TO INVEST THE FUND'S ASSETS IN THE BOND INDEX PORTFOLIO.

  If the shareholders of the Fund do not approve this Proposal 3 and each of subparts (a), (b), (c) and (d) hereof, the Fund will continue to operate in its existing structure and the Trustees will consider what future action to take, including resubmission of the Proposal to shareholders at a future date.

VOTE REQUIRED

  The Declaration of Trust of the Trust would permit the investment of the Fund's assets in the Bond Index Portfolio without a shareholder vote. However, the Trustees have decided to seek shareholder approval of the investment. Approval of this Proposal 3 requires the affirmative vote of a majority of the outstanding shares of the Fund represented in person or by proxy and entitled to vote at the Meeting if a quorum is present.

PROPOSAL 3(a). FOR THE BOND INDEX FUND, TO APPROVE OR DISAPPROVE OF AN
               INVESTMENT ADVISORY AGREEMENT BETWEEN FEDERATED PORTFOLIOS AND FEDERATED MANAGEMENT AS INVESTMENT ADVISER WITH RESPECT TO THE BOND INDEX PORTFOLIO.

GENERAL

  If Proposal 3 is approved by the shareholders of the Fund, all of the investable assets of the Fund will be invested in the Bond Index Portfolio of the Federated Portfolios. Federated Portfolios has engaged Federated Management as its investment adviser, pursuant to the terms of an investment advisory agreement (the "Federated Advisory Agreement") which is substantially the same as the Current Advisory Agreement and the temporary New Advisory Agreement corresponding to the Bond Index Fund. The Board of Trustees of Federated Portfolios approved the Federated Advisory Agreement at a special meeting of such Board on October 3, 1995. Since Federated Portfolios is expected to seek the approval by the investors in the Bond Index Portfolio (including the Fund) of the Federated Advisory Agreement, the shareholders of the Fund are being asked to vote on the Federated Advisory Agreement. The Trust on behalf of the Fund will cast its votes as an investor in the Bond Index Portfolio in the same proportions as the votes cast by the Fund's shareholders.

  At a meeting of the Board of Trustees of the Trust on October 6, 1995, the Trustees, including the Independent Trustees, voted to recommend that the shareholders of the Fund approve the Federated Advisory Agreement between the Federated Portfolios on behalf of the Bond Index Portfolio and Federated Management. The rate of the advisory fee payable pursuant to the Federated Advisory Agreement, as recommended for approval by the shareholders of the Fund, is identical to the rate of the advisory fees payable pursuant to each of the Current Advisory Agreement and the New Advisory Agreement corresponding to the Fund. See "The Advisory Fee and Other Expenses" below.

COMPARISON OF THE FEDERATED ADVISORY AGREEMENT AND THE NEW AND CURRENT ADVISORY AGREEMENTS.

  The terms and conditions of the New Advisory Agreement and Current Advisory Agreement with respect to the above Fund are substantially the same in all material respects to those of the Federated Advisory Agreement, with the exception of the identity of the party contracting with the investment adviser, which will be Federated Portfolios, the identity of the Investment Adviser, which will be Federated Management and their effective dates and termination dates. The terms of the form of New Advisory Agreement attached hereto as Exhibit A are substantially the same in all material respects, with the exceptions noted above, to the terms of the Federated Advisory Agreement, and the discussion of the terms of the Federated Advisory Agreement is qualified in its entirety by reference to Exhibit A.

  Subject to the supervision and approval of the Board of Trustees of Federated Portfolios, under the Federated Advisory Agreement the investment adviser is required to: (a) prepare and evaluate statistical, financial and economic data and other information; (b) formulate, review and administer an investment program for the Bond Index Portfolio; (c) determine the securities to be purchased by such Portfolio and monitor such securities to determine when to take action with respect to such securities; (d) determine whether and how to exercise rights with respect to such securities such as voting rights and warrants; (e) determine the value of such securities if so requested by the Board of Trustees of Federated Portfolios; (f) report to the officers of Federated Portfolios and its Board of Trustees as to investment performance and such adviser's performance under the Federated Advisory Agreement; (g) assist the officers of Federated Portfolios in connection with the operation of Federated Portfolios; (h) place orders for the purchase, sale or loan of securities by Federated Portfolios; (i) provide office space, office facilities, equipment and personnel; and (j) maintain all records concerning activities of such investment adviser that it is required by law to maintain. Under the Federated Advisory Agreement, the investment adviser may appoint and employ one or more subadvisers that are satisfactory to Federated Portfolios.

  The Federated Advisory Agreement will, as do the Current Advisory Agreement and the New Advisory Agreement, provide that the investment adviser thereunder is not liable for any act or omission connected with the rendering of services under the Federated Advisory Agreement, or any losses that may be sustained in the purchase, holding or sale of any security. However, the investment adviser will be liable for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under such Agreement.

  By its terms, the Federated Advisory Agreement will continue in effect for an initial term of two years from the date of execution and for successive annual periods thereafter, provided that the continuance is specifically approved at least annually by a majority of the Independent Trustees of Federated Portfolios and either (i) a vote of a 1940 Act Majority of the Federated Portfolios' outstanding voting securities, or (ii) the vote of a majority of the full Board of Trustees. The Federated Advisory Agreement is terminable without penalty, (x) by Federated Portfolios on not less than 60 days' written notice by the Trustees to the investment adviser, by action of the Board of Trustees or the vote of a majority of the Bond Index Portfolios' outstanding voting securities, or (y) by the investment adviser on not less than 90 days' written notice by the investment advisor to Federated Portfolios. The Federated Advisory Agreement terminates automatically in the event of its "assignment" (as defined in the 1940 Act).

  The Federated Advisory Agreement provides that the services of the investment adviser thereunder are not exclusive and that the investment adviser is free to render services to others so long as such person's ability to perform its obligations under such agreement is not adversely effected.

  The Federated Advisory Agreement states that it will be governed in accordance with the laws of the Commonwealth of Massachusetts and that each provision of such Agreement is independent of all other provisions.

  Shareholders should also refer to Exhibit A for the specific terms of the Federated Advisory Agreement.

THE ADVISORY FEE AND OTHER EXPENSES

  Under the Federated Advisory Agreement, the Bond Index Fund will indirectly pay to Federated Management, as investment adviser, a monthly fee that is equal on an annual basis to 0.25% of the Bond Index Portfolio's average daily net assets. THIS IS THE SAME RATE OF COMPENSATION AS IS PAYABLE INDIRECTLY BY SUCH FUND TO THE ADVISER UNDER THE CURRENT INVESTMENT ADVISORY AGREEMENT AND AS WILL BE PAYABLE TO THE ADVISER UNDER THE TEMPORARY NEW ADVISORY AGREEMENT. See Proposal 3--"Expense Information" for a discussion of voluntary fee waivers.

  During the Trust's fiscal year ended May 31, 1995, the Bond Index Fund, through its corresponding Portfolio, indirectly paid advisory fees to U.S. Trust Pacific of $0. This represented a waiver of advisory fees of $47,955 with respect to the Bond Index Fund.

CONCERNING FEDERATED MANAGEMENT AS INVESTMENT ADVISER

  Federated Management, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. Federated Management is an indirect, wholly owned subsidiary of Federated Investors, a Delaware business trust which, together with its affiliates, has approximately $70 billion in assets under management. All of the Class A shares (voting) of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife, and his son, J. Christopher Donahue; officers and Trustees of Federated Portfolios who own Class B shares (non-voting) of Federated Investors, their positions with Federated Investors, and the number of shares beneficially owned by such persons are: John F. Donahue, Trustee, Chairman and Chief Executive Officer (1,823,547);

J. Christopher Donahue, Trustee, President and Chief Operating Officer (1,051,483); Richard B. Fisher, Trustee, Executive Vice President and Assistant Secretary (800,000); Edward C. Gonzales, Trustee, Vice Chairman and Treasurer (400,000); John W. McGonigle, Trustee, Executive Vice President, General Counsel and Secretary (1,000,000) and David M. Taylor, Trustee and Senior Vice President (140,000). Federated Management's address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.

  Federated Management acts as investment adviser to 25 investment companies with multiple portfolios or series. Federated Management currently provides investment advisory services to no other mutual funds with similar investment objectives to those of the Bond Index Portfolio.

  Dr. Henry J. Gailliot, an officer of Federated Management and a Trustee of Federated Investors holds approximately 20% of the outstanding common stock and serves as a director of Commercial Data Services, Inc., a company which provides computer data processing services to Federated Administrative Services, which is Federated Portfolios' administrator.

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

  During the Trust's fiscal year ended May 31, 1995, the above Fund paid no brokerage commissions to brokers affiliated with Federated Management.

  OTHER MATERIAL PAYMENTS BY THE FUND TO FEDERATED MANAGEMENT AND AFFILIATES OF FEDERATED MANAGEMENT.

  During the Trust's fiscal year ended May 31, 1995, neither the Fund nor the Bond Market Portfolio nor the Bond Index Portfolio made any payments to Federated Management or any affiliate of Federated Management for services provided to the Fund, the Bond Market Portfolio or the Bond Index Portfolio.

THE DIRECTORS OF FEDERATED MANAGEMENT

  The following table lists the name, current position with Federated Management, addresses and principal occupation of each Trustee and of the principal executive officer of Federated Management.

                                                             POSITION WITH FEDERATED
NAME                              ADDRESS               MANAGEMENT; PRINCIPAL OCCUPATION
----                              -------               --------------------------------
John F. Donahue ........ Federated Investors Tower  Trustee and Chairman; Chairman and
                         Pittsburgh, PA             Trustee, Federated Investors.
J. Christopher Donahue.. Federated Investors Tower  Trustee; President and Trustee, Federated
                         Pittsburgh, PA             Investors.
John W. McGonigle....... Federated Investors Tower  Trustee; Executive Vice President,
                         Pittsburgh, PA             Secretary, General Counsel, and Trustee,
                                                    Federated Investors.
Mark D. Olson........... Wilson, Halbrook & Bayard  Trustee; Partner, Wilson Halbrook &
                         107 W. Market Street       Bayard (law firm).
                         Georgetown, Delaware 19947

TRUSTEES' EVALUATION AND RECOMMENDATION

  At the meeting of the Board of Trustees on October 6, 1995, the Trustees, including the Independent Trustees, voted to recommend that the shareholders of the Fund approve the Federated Advisory Agreement. In making this recommendation, the Trustees considered several factors, including the nature, quality and scope of the services to be provided to the Bond Index Portfolio and the investment record of Federated Management and the other mutual funds managed by Federated Management.

  THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE FUND'S SHAREHOLDERS APPROVE THE FEDERATED ADVISORY AGREEMENT.

  If the Federated Advisory Agreement with respect to Bond Index Portfolio is not approved by the shareholders of the Bond Index Fund, the Trustees will not authorize the investment by the Fund of its investable assets in the Bond Index Portfolio as described in Proposal 3, regardless of the fact that Proposal 3 may have been approved by the shareholders of such Fund.

VOTE REQUIRED

  Approval of this subpart (a) of Proposal 3 with respect to the Bond Index Fund requires the affirmative vote of a 1940 Act Majority (as defined in part
(a) of Proposal 2 above) of outstanding voting securities of the Fund.

PROPOSAL 3(b). FOR THE BOND INDEX FUND, TO APPROVE OR DISAPPROVE OF AN
               INVESTMENT SUBADVISORY AGREEMENT BETWEEN FEDERATED MANAGEMENT AND U.S. TRUST AS INVESTMENT SUBADVISER WITH RESPECT TO THE BOND INDEX PORTFOLIO.

GENERAL

  Federated Management has proposed delegating certain of its investment advisory duties to U.S. Trust as investment subadviser pursuant to the terms of an investment subadvisory agreement with U.S. Trust (the "UST Subadvisory Agreement"). U.S. Trust currently serves as subadviser to the Bond Market Portfolio pursuant to the Current Subadvisory Agreement. It is anticipated that the persons at U.S. Trust primarily responsible for the day-to-day provision of subadvisory services to the Bond Index Portfolio will be Bruce Tavel, Senior Vice President, and Cyril M. Theccanat, Vice President, U.S. Trust Structured Management Department, who are the persons who currently fill such role with respect to the Bond Market Portfolio. The Board of Trustees of Federated Portfolios approved the UST Subadvisory Agreement at a special meeting of such Board on October 3, 1995. Since Federated Portfolios is expected to seek the approval by the investors in the Bond Index Portfolio (including the Fund) of the UST Subadvisory Agreement, the shareholders of the Fund are being asked to vote on the UST Subadvisory Agreement. The Trust on behalf of the Fund will cast its votes as an investor in the Bond Index Portfolio in the same proportions as the votes cast by the Fund's shareholders.

  At a meeting of the Board of Trustees of the Trust on October 6, 1995, the Trustees, including the Independent Trustees, voted to recommend that the shareholders of the Fund approve the UST Subadvisory Agreement between Federated Management and U.S. Trust. The rate of the advisory fee in the UST Subadvisory Agreement, as approved by the Trustees and recommended for approval by the shareholders of the Fund, is lower than the rate of the advisory fees charged in each of the Current Subadvisory Agreement and the temporary New Subadvisory Agreement corresponding to the Fund. See "The Advisory Fee and Other Expenses" below.

COMPARISON OF THE UST SUBADVISORY AGREEMENT AND THE NEW AND CURRENT SUBADVISORY AGREEMENTS.

  The terms and conditions of the New Subadvisory Agreement and Current Subadvisory Agreement corresponding to the above Fund are substantially the same in all material respects as those of the UST Subadvisory Agreement, with the exception of the advisory fee (as more fully discussed below), the identity of the investment adviser, which will be Federated Management, and the effective dates and termination dates. The terms of the form of New Subadvisory Agreement attached hereto as Exhibit B are substantially the same in all material respects, with the exception noted above, to the terms of the UST Subadvisory Agreement, and the discussion of the terms of the UST Subadvisory Agreement is qualified in its entirety by reference to Exhibit B.

  Subject to the supervision and approval of the Board of Trustees of Federated Portfolios, under the UST Subadvisory Agreement the investment subadviser is required to: (a) prepare and evaluate statistical, financial and economic data and other information; (b) formulate, review and administer an investment program for the Bond Index Portfolio; (c) determine the securities to be purchased by such Portfolio and monitor such securities to determine when to take action with respect to such securities; (d) determine whether and how to exercise rights with respect to such securities such as voting rights and warrants; (e) determine the value of such securities if so requested by the Board of Trustees of Federated Portfolios; (f) report to the officers of Federated Portfolios and its Board of Trustees as to investment performance and such subadviser's performance under the UST Subadvisory Agreement; (g) assist the officers of Federated Portfolios in connection with the operation of Federated Portfolios; (h) place orders for the purchase, sale or loan of securities by Federated Portfolios; (i) provide office space, office facilities, equipment and personnel; and (j) maintain all records concerning activities of such investment subadviser that it is required by law to maintain.

  The UST Subadvisory Agreement will, as do the Current Subadvisory Agreement and the New Subadvisory Agreement, provide that the investment subadviser thereunder is not liable for any act or omission connected with the rendering of services under the UST Subadvisory Agreement, or any losses that may be sustained in the purchase, holding or sale of any security. However, the investment subadviser will be liable for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under such Agreement. Furthermore, the UST Subadvisory Agreement will, as do the Current Subadvisory Agreement and the New Subadvisory Agreement, provide that the investment subadviser thereunder is not liable for errors of judgment, mistakes, acts or omissions of the investment adviser.

  By its terms, the UST Subadvisory Agreement will continue in effect for an initial term of two years from the date of execution and for successive annual periods thereafter, provided that the continuance is specifically approved at least annually by a majority of the Independent Trustees of Federated Portfolios and either (i) a vote of a 1940 Act Majority of the Bond Index Portfolios' outstanding voting securities, or (ii) the vote of a majority of the full Board of Trustees. The UST Subadvisory Agreement is terminable without penalty, (x) by Federated Portfolios on not less than 60 days' written notice by the Trustees to the investment subadviser, by action of the Board of Trustees or the vote of a majority of the Bond Index Portfolios' outstanding voting securities, (y) by the investment adviser on not less than 60 days' written notice from the investment adviser to the investment subadviser, or (z) by the investment subadviser on not less than 90 days' written notice by the investment subadviser to the investment adviser and Federated Portfolios. The UST Subadvisory Agreement terminates automatically in the event of its "assignment" (as defined in the 1940 Act).

  The UST Subadvisory Agreement provides that the services of the investment subadviser thereunder are not exclusive and that the investment subadviser is free to render services to others so long as such person's ability to perform its obligations under such agreement is not adversely effected.

  The UST Subadvisory Agreement states that it will be governed in accordance with the laws of the Commonwealth of Massachusetts and that each provision of such Agreement is independent of all other provisions.

  Shareholders should also refer to Exhibit B for the specific terms of the UST Subadvisory Agreement.

THE ADVISORY FEE AND OTHER EXPENSES

  Under the UST Subadvisory Agreement, Federated Management will directly pay to U.S. Trust, as investment subadviser, a monthly fee that is equal on an annual basis to 0.12% of the Bond Index Portfolio's average daily net assets. THIS IS LOWER THAN THE RATE OF COMPENSATION AS IS PAYABLE BY U.S. TRUST PACIFIC TO U.S. TRUST UNDER THE CURRENT SUBADVISORY AGREEMENT AND AS WILL BE PAYABLE BY U.S. TRUST PACIFIC TO U.S. TRUST UNDER THE TEMPORARY NEW SUBADVISORY AGREEMENT CORRESPONDING TO THE FUND BUT WILL NOT LOWER THE ADVISORY FEES PAYABLE BY THE BOND INDEX PORTFOLIO. See Proposal 3--"Expense Information" for a discussion of voluntary fee waivers.

  During the Trust's fiscal year ended May 31, 1995, advisory fees payable by U.S. Trust Pacific to U.S. Trust were $47,955 with respect to the Portfolio corresponding to the Bond Index Fund, all of which were waived by U.S. Trust.

CONCERNING U.S. TRUST AS INVESTMENT SUBADVISER

  See "Concerning U.S. Trust as Investment Adviser" in part (a) of Proposal 2 above.

  U.S. Trust provides investment advisory services to other mutual funds with a similar investment objective to that of the above Fund. See Exhibit C for a list of those funds, the size of those funds, the rate of the advisory fees paid by those funds and whether any of such fees have been waived or otherwise reduced.

  Please refer to "Other General Matters" in Proposal 2 above for information concerning the Glass-Steagall Act and U.S. Trust's deposit, loan and other commercial banking relationships and how such matters may effect U.S. Trust in its capacity as investment subadviser.

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS AND OTHER FEES.

  During the Trust's fiscal year ended May 31, 1995, the above Fund did not pay brokerage commissions to brokers affiliated with U. S. Trust. For a description of other fees paid by the Fund to U.S. Trust, see "Material Payments by the Funds to U.S. Trust or U.S. Trust Pacific and their Affiliates" in Proposal 2 above.

THE DIRECTORS OF U.S. TRUST

  See "The Directors of U.S. Trust" in part (a) of Proposal 2 above.

TRUSTEES' EVALUATION AND RECOMMENDATION

  At the meeting of the Board of Trustees on October 6, 1995, the Trustees, including the Independent Trustees, recommended that the shareholders of the Fund approve the UST Subadvisory Agreement with respect to the Bond Index Portfolio. In making this recommendation, the Trustees considered several factors, including the nature, quality and scope of the services to be provided to the Bond Index Portfolio and the investment record of U.S. Trust in managing the Bond Market Portfolio and the other mutual funds managed by U.S. Trust. The Trustees also considered that U.S. Trust's relationship with the Bond Index Portfolio will provide continuity of portfolio management services to the Fund.

  THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE FUND'S SHAREHOLDERS APPROVE THE UST SUBADVISORY AGREEMENT WITH RESPECT TO THE BOND INDEX PORTFOLIO.

  If the UST Subadvisory Agreement with respect to the Bond Index Portfolio is not approved, the Trustees will not authorize the investment by the Fund of its investable assets in the Bond Index Portfolio as described in Proposal 3, regardless of the fact that Proposal 3 and subpart (a) of Proposal 3 may have been approved by the shareholders of the Fund.

VOTE REQUIRED

  Approval of this part (b) of Proposal 3 requires the affirmative vote of a 1940 Act Majority (as defined in part (a) of Proposal 2 above) of outstanding voting securities of the Bond Index Fund.

PROPOSAL 3(c). FOR THE BOND INDEX FUND TO AUTHORIZE THE ELECTION OF TRUSTEES OF
               FEDERATED PORTFOLIOS

  Since Federated Portfolios is expected to seek the approval of its investors (including the Fund) to elect a Board of Trustees of Federated Portfolios, the shareholders of the Fund are being asked to vote on the proposed Board of Trustees. The Trust on behalf of the Fund will cast its votes as an investor in Federated Portfolios in the same proportions as the votes cast by the Funds' shareholders. It is intended that proxies submitted by shareholders of the above Fund not limited to the contrary will be used for the purpose of authorizing the Trust to vote for the election of the thirteen nominees named below as Trustees of Federated Portfolios.

  Each nominee has consented to serve as a trustee if elected. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to authorize the Trust to vote in favor of a substitute nominee or nominees.

  If elected, a Trustee will hold office without limit in time, subject to resignation, retirement or removal. In case a vacancy shall exist for any reason, the remaining Trustees may fill the vacancy by appointing another Trustee, provided that after filling the vacancy at least two-thirds of the Trustees have been elected by investors. If at any time less than a majority of the Trustees holding office have been elected by investors, the Trustees then in office will call a meeting of the investors for the purpose of electing Trustees.

  The following table lists the name, age, current position with Federated Portfolios, if any, and principal occupation during the past five years of each nominee and of each of the executive officers of Federated Portfolios. Nominees who are "interested persons" (as defined in the 1940 Act) of Federated Portfolios are indicated by an asterisk. As the Federated Portfolios is a newly created investment company, each nominee for election has not served before as a Trustee of the Federated Portfolios. However, each nominee currently serves as a Trustee of one or more other investment companies within the Federated Fund Complex (as defined below). The table also lists the number of shares of the Fund or the Bond Index Portfolio owned beneficially by such Trustee and by the executive officers of Federated Portfolios, and the percentage of total outstanding shares of the Fund or the Bond Index Portfolio owned by such Trustee and by the executive officers of Federated Portfolios.

                                                                       SHARES OF FUND
                       POSITION WITH FEDERATED PORTFOLIOS;       OR THE BOND INDEX PORTFOLIO
                   PRINCIPAL OCCUPATION DURING PAST FIVE YEARS;     OWNED; PERCENTAGE OF
  NAME AND AGE                       ADDRESS                         OUTSTANDING SHARES
  ------------     --------------------------------------------  ---------------------------

NOMINEES TO BECOME TRUSTEES OF FEDERATED PORTFOLIOS

JOHN F. DONAHUE*  Trustee (Pending); Chairman of the Board of               None
 Age 71           Federated Portfolios; Chairman and Trustee,
                  Federated Investors, Federated Advisers,
                  Federated Management; Chairman and Director,
                  Federated Research Corp. and Federated Global
                  Research Corp.; Chairman, Passport Research,
                  Ltd.; Chief Executive Officer and Director,
                  Trustee or Managing General Partner of 74
                  investment companies for which subsidiaries
                  of Federated Investors serve as investment
                  adviser, administrator and/or distributor
                  (the "Federated Fund Complex"). Mr. Donahue
                  is the father of J. Christopher Donahue,
                  President of Federated Portfolios. His
                  address is Federated Investors Tower,
                  Pittsburgh, PA.

                                                                            SHARES OF FUND
                              POSITION WITH FEDERATED PORTFOLIOS;     OR THE BOND INDEX PORTFOLIO
                             PRINCIPAL OCCUPATION DURING PAST FIVE       OWNED; PERCENTAGE OF
      NAME AND AGE                      YEARS; ADDRESS                    OUTSTANDING SHARES
      ------------           -------------------------------------    ---------------------------
THOMAS G. BIGLEY          Trustee (Pending); Director, Ober                      None
 Age 61                   Manufacturing Co.; Chairman of the Board,
                          Children's Hospital of Pittsburgh;
                          Director, Trustee, or Managing General
                          Partner of 74 investment companies within
                          the Federated Fund Complex; formerly,
                          Senior Partner, Ernst & Young LLP. His
                          address is 28th Floor, One Oxford Centre,
                          Pittsburgh, PA.
JOHN T. CONROY, JR.       Trustee (Pending); President, Investment               None
 Age 58                   Properties Corporation; Senior Vice
                          President, John R. Wood and Associates,
                          Inc., Realtors; President, Northgate
                          Village Development Corporation; Partner or
                          Trustee in private real estate ventures in
                          Southwest Florida; Director, Trustee, or
                          Managing General Partner of 74 investment
                          companies within the Federated Fund
                          Complex; formerly, President, Naples
                          Property Management, Inc. His address is
                          Wood/IPC Commercial Department, John R.
                          Wood and Associates Inc., Realtors, 3255
                          Tamiami Trail North, Naples, FL.
WILLIAM J. COPELAND       Trustee (Pending); Director and member of              None
 Age 77                   the Executive Committee, Michael Baker,
                          Inc.; Director, Trustee or Managing General
                          Partner of 74 investment companies within
                          the Federated Fund Complex; formerly, Vice
                          Chairman and Director, PNC Bank, N.A., and
                          PNC Bank Corp. and Director, Ryan Homes,
                          Inc. His address is One PNC Plaza, 23rd
                          Floor, Pittsburgh, PA.
JAMES E. DOWD             Trustee (Pending); Attorney-at-law;                    None
 Age 73                   Director, The Emerging Germany Fund, Inc.,
                          Director, Trustee, or Managing General
                          Partner of 74 investment companies within
                          the Federated Fund Complex. His address is
                          571 Hayward Mill Road, Concord, MA.
LAWRENCE D. ELLIS, M.D.*  Trustee (Pending); Professor of Medicine               None
 Age 62                   and Member, Board of Trustees, University
                          of Pittsburgh Medical Center--Downtown;
                          Member, Board of Directors, University of
                          Pittsburgh Medical Center; formerly
                          Hematologist, Oncologist, and Internist,
                          Presbyterian and Montefore Hospitals;
                          Director, Trustee, or Managing General
                          Partner of 74 investment companies within
                          the Federated Fund Complex. His address is
                          3471 Fifth Avenue, Suite 1111, Pittsburgh,
                          PA.
EDWARD L. FLAHERTY, JR.   Trustee (Pending); Attorney-at-law;                    None
 Age 71                   Shareholder, Henny, Kochuba, Meyer and
                          Flaherty; Director, Eat'N Park Restaurants,
                          Inc., and Statewide Settlement Agency,
                          Inc.; Director, Trustee, or Managing
                          General Partner of 74 investment companies
                          within the Federated Fund Complex;
                          formerly, Counsel, Horizon Financial, F.A.,
                          Western Region. His address is Henny,
                          Kochuba, Meyer and Flaherty, Two Gateway
                          Center, Suite 674, Pittsburgh, PA.
PETER E. MADDEN           Trustee (Pending); Consultant; State                   None
 Age 53                   Representative, Commonwealth of
                          Massachusetts; Director, Trustee, or
                          Managing General Partner of 74 investment
                          companies within the Federated Fund
                          Complex; formerly President, State Street
                          Bank and Trust Company and State Street
                          Boston Corporation. His address is 70
                          Westcliff Road, Weston, MA.

                                                                           SHARES OF FUND
                             POSITION WITH FEDERATED PORTFOLIOS;     OR THE BOND INDEX PORTFOLIO
                            PRINCIPAL OCCUPATION DURING PAST FIVE       OWNED; PERCENTAGE OF
     NAME AND AGE                      YEARS; ADDRESS                    OUTSTANDING SHARES
     ------------           -------------------------------------    ---------------------------
GREGOR F. MEYER          Trustee (Pending); Attorney-at-law;                    None
 Age 68                  Shareholder, Henny, Kochuba, Meyer and
                         Flaherty; Chairman, Meritcar, Inc.;
                         Director, Eat'N Park Restaurants, Inc.;
                         Director, Trustee or Managing General
                         Partner of 74 investment companies within
                         the Federated Fund Complex. His address is
                         Henny, Kochuba, Meyer and Flaherty, Two
                         Gateway Center, Suite 674, Pittsburgh, PA.
JOHN E. MURRAY, JR.,     Trustee (Pending); President, Law                      None
 J.D.,S.J.D.             Professor, Duquesne University; Consulting
 Age 62                  Partner, Molica, Murray and Hogue;
                         Director, Trustee or Managing General
                         Partner of 74 investment companies within
                         the Federated Fund Complex. His address is
                         Duquesne University, Pittsburgh, PA.
WESLEY W. POSVAR         Trustee (Pending); Professor, International            None
 Age 70                  Politics and Management Consultant;
                         Trustee, Carneige Endowment for
                         International Peace, RAND Corporation,
                         Online Computer Library Center, Inc., and
                         U.S. Space Foundation; Chairman, Czecho
                         Management Center; Director, Trustee or
                         Managing General Partner of 74 investment
                         companies within the Federated Fund
                         Complex; President Emeritus, University of
                         Pittsburgh, founding Chairman, National
                         Advisory Council for Environmental Policy
                         and Technology and Federal Emergency
                         Management Advisory Board. His address is
                         1202 Cathedral of Learning, University of
                         Pittsburgh, Pittsburgh, PA.
MARJORIE P. SMUTS        Trustee (Pending); Public                              None
 Age 60                  relations/marketing consultant; Conference
                         Coordinator, Non-profit entities; Director,
                         Trustee, or Managing General Partner of 74
                         investment companies within the Federated
                         Fund Complex. Her address is 4905 Bayard
                         Street, Pittsburgh, PA.
J. CHRISTOPHER DONAHUE*  Trustee (Pending); President, Federated                None
 Age 46                  Portfolios; President and Trustee,
                         Federated Investors, Federated Advisers,
                         Federated Management and Federated
                         Research; President and Director, Federated
                         Research Corp. and Federated Global
                         Research Corp.; President, Passport
                         Research, Ltd.; Trustee, Federated
                         Administrative Services, Federated Services
                         Company, and Federated Shareholder
                         Services; President or Executive Vice
                         President of the Funds; Director, Trustee,
                         or Managing General Partner of certain
                         investment companies within the Federated
                         Fund Complex. Mr. Donahue is the son of
                         John F. Donahue, Chairman of Federated
                         Portfolios. His address is Federated
                         Investors Tower, Pittsburgh, PA.

EXECUTIVE OFFICERS OF FEDERATED PORTFOLIOS

RICHARD B. FISHER        Vice President; Executive Vice President               None
 Age 72                  and Trustee, Federated Investors; Chairman
                         and Director, Federated Securities Corp.;
                         President or Vice President of some of the
                         Funds; Director or Trustee of certain
                         investment companies within the Federated
                         Fund Complex. His address is Federated
                         Investors Tower, Pittsburgh, PA.

                                                                      SHARES OF FUND
                        POSITION WITH FEDERATED PORTFOLIOS;     OR THE BOND INDEX PORTFOLIO
                       PRINCIPAL OCCUPATION DURING PAST FIVE       OWNED; PERCENTAGE OF
   NAME AND AGE                   YEARS; ADDRESS                    OUTSTANDING SHARES
   ------------        -------------------------------------    ---------------------------
EDWARD C. GONZALEZ  Executive Vice President; Vice Chairman,               None
 Age 64             Treasurer, and Trustee, Federated
                    Investors; Vice President, Federated
                    Advisers, Federated Management, Federated
                    Research, Federated Research Corp., Federal
                    Global Research Corp. and Passport Research
                    Ltd.; Executive Vice President and
                    Director, Federated Securities Corp.;
                    Trustee, Federated Services Company,
                    Chairman, Treasurer, and Trustee, Federated
                    Administrative Services; Trustee or
                    Director of certain investment companies
                    within the Federated Fund Complex;
                    Executive Vice President and Treasurer of
                    74 investment companies within the
                    Federated Fund Complex. His address is
                    Federated Investors Tower, Pittsburgh, PA.
JOHN W. MCGONIGLE   Executive Vice President and Secretary;                None
 Age 56             Executive Vice President, Secretary,
                    General Counsel, and Trustee, Federated
                    Investors; Trustee, Federated Advisers,
                    Federated Management, Research, Director,
                    Federated Research Corp., Federal Global
                    Research Corp. Trustee, Federated Services
                    Company; Executive Vice President,
                    Secretary, and Trustee, Federated
                    Administrative Services; President and
                    Trustee Federated Shareholder Services;
                    Director, Federated Securities Corp.;
                    Executive Vice President and Secretary of
                    74 investment companies within the
                    Federated Fund Complex. His address is
                    Federated Investors Tower, Pittsburgh, PA.
DAVID M. TAYLOR     Treasurer; Senior Vice President,                      None
 Age 48             Controller, and Trustee, Federated
                    Investors; Controller, Federated Advisers,
                    Federated Management, Federated Research,
                    Federated Research Corp., and Passport
                    Research Ltd.; Vice President, Federated
                    Shareholder Service; Senior Vice President,
                    Federated Administrative Services;
                    Treasurer of certain investment companies
                    within the Federated Fund Complex. His
                    address is Federated Investors Tower,
                    Pittsburgh, PA.

--------

  * These Trustees are deemed to be "interested persons" as defined in the 1940 Act since John F. Donahue and J. Christopher Donahue are trustees of Federated Portfolio's investment adviser, Federated Management, and Mr. Ellis' son-in-law is an employee of Federated Securities Corp., which is the placement agent for Federated Portfolios.

  See "Concerning Federated Management as Investment Advisor" in subpart (a) of this Proposal 3 above, for the ownership interest in Federated Investors of certain Trustees and officers of Federated Portfolios.

  Federated Portfolios has a standing Audit Committee which is expected to consist of Messrs. Conroy, Copeland, Dowd and Flaherty, all of whom are Trustees and are not Interested Persons. The functions of the Audit Committee are to assist the Board in fulfilling its duties relating to Federated Portfolios' accounting and financial reporting practices and to serve as a direct line of communication between the Board and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of Federated Portfolios' procedures for internal auditing, and reviewing Federated Portfolios' system of internal accounting controls.

  Federated Portfolios also has an Executive Committee, which is expected to consist of Messrs. John F. Donahue and Flaherty. The Executive Committee handles the responsibilities of the Board of Trustees between meetings of the Board.

  The Declaration of Trust of Federated Portfolios provides that Federated Portfolios will indemnify its trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of the their offices with Federated Portfolios unless it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices.

  The following table describes the compensation paid during the year ending August 31, 1995 to each nominee to the Board of Trustees of Federated Portfolios.

                               COMPENSATION TABLE

                                           PENSION OR                 TOTAL
                                           RETIREMENT   ESTIMATED  COMPENSATION
                                            BENEFITS      ANNUAL    FROM TRUST
                             AGGREGATE     ACCRUED AS    BENEFITS    AND FUND
                            COMPENSATION    PART OF        UPON    COMPLEX PAID
      NAME OF PERSON         FROM TRUST  TRUST EXPENSES RETIREMENT TO TRUSTEES
      --------------        ------------ -------------- ---------- ------------
John F. Donahue............     None          None         None      $      0
Thomas G. Bigley...........     None          None         None      $ 20,688
John T. Conroy, Jr.........     None          None         None      $117,202
William J. Copeland........     None          None         None      $117,202
James E. Dowd..............     None          None         None      $117,202
Lawrence D. Ellis, M.D.....     None          None         None      $106,460
Edward L. Flaherty, Jr.....     None          None         None      $117,202
Peter E. Madden............     None          None         None      $ 90,563
Gregor F. Meyer............     None          None         None      $106,460
John E. Murray, Jr., J.D.,
 S.J.D. ...................     None          None         None      $      0
Wesley W. Posvar...........     None          None         None      $106,460
Marjorie P. Smuts..........     None          None         None      $106,460
J. Christopher Donahue.....     None          None         None      $      0

  As used in the above compensation table, the term "Fund Complex" shall collectively refer to Federated Portfolios and up to 74 other mutual funds for which subsidiaries of Federated Investors serve as investment adviser, administrator and/or distributor. Federated Portfolios has no pension plan. It is expected that each of the Trustees who is not an "interested person" will not receive compensation from the Federated Portfolios for service as Trustees during the first fiscal year of the Federated Portfolios, and thereafter shall be paid such amounts as shall be fixed by the Board of Trustees of Federated Portfolios.

REQUIRED VOTE

  The election of each nominee as a Trustee of Federated Portfolios will require the vote of a plurality of the aggregate votes cast by all of the investors in Federated Portfolios.

  THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE TO AUTHORIZE THE TRUST TO VOTE FOR EACH OF THE NOMINEES FOR TRUSTEE OF FEDERATED PORTFOLIOS.

PROPOSAL 3(d). FOR THE BOND INDEX FUND, TO AUTHORIZE THE TRUST TO VOTE TO
               APPROVE OR DISAPPROVE THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF FEDERATED PORTFOLIOS

  The Board of Trustees of Federated Portfolios approved the selection of Ernst & Young LLP as the independent certified public accountants of Federated Portfolios at a special meeting of such Board on October 3, 1995. Since Federated Portfolios is expected to ask investors (including the above Fund) to ratify the selection of Ernst & Young LLP, the shareholders of the Fund are being asked to vote on the proposed accountants. The Trust on behalf of the Fund will cast its votes as an investor in Federated Portfolios in the same proportion as the votes cast by the Fund's shareholders. It is intended that proxies submitted by shareholders of the Bond Index Fund not limited to the contrary will be used for the purpose of authorizing the Trust to vote in favor of ratifying the selection, under Section 32(a) of the 1940 Act, by a majority of the Independent Trustees of Federated Portfolios, of Ernst & Young LLP as independent public accountants, to certify every financial statement of each series of Federated Portfolios (including the Bond Index Portfolio) required by any law or regulation to be certified by independent public accountants and filed with the Securities and Exchange Commission (the "SEC") in respect of all or any part of the fiscal year of such series ending May 31, 1996. Ernst & Young LLP has no direct or material indirect interest in any of the series of Federated Portfolios.

  Representatives of Ernst & Young LLP are not expected to be present at the Meeting.

REQUIRED VOTE

  Ratification of the selection of Ernst & Young LLP as the independent certified public accountants of Federated Portfolios will require a majority of the aggregate votes cast by all investors in Federated Portfolios.

  THE BOARD OF TRUSTEE OF THE TRUST RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE TO AUTHORIZE THE TRUST TO VOTE FOR RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP FOR FEDERATED PORTFOLIOS AT THE MEETING OF THE INVESTORS IN FEDERATED PORTFOLIOS.

PROPOSAL 4.ALL FUNDS

                       ELECTION OF TRUSTEES OF THE TRUST

  It is intended that proxies submitted by shareholders of the Funds not limited to the contrary will be voted in favor of the election of the nominees named below as Trustees of the Trust, to be effective following the next regularly scheduled meeting of the Board of Trustees of the Trust.

  Rodman L. Drake, W. Wallace McDowell, and Jonathan Piel are currently Trustees of the Trust. Each of the other nominees currently serves as a Director of the Master Funds. As explained more fully under Proposal 1, as part of the closer alignment of the Funds with the Master Funds, the Trustees of the Trust have nominated for election those individuals that serve as Directors of the Master Funds, and it is anticipated that the current Trustees of the Trust will likewise be nominated for election to the Board of Directors of the Master Funds. Each nominee has consented to serve as a trustee if elected. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

  If elected, a Trustee will hold office without limit in time, subject to resignation, retirement or removal. In case a vacancy shall exist for any reason, the remaining Trustees may fill the vacancy by appointing another Trustee, provided that after filling the vacancy at least two-thirds of the Trustees have been elected by shareholders. If at any time less than a majority of the Trustees holding office have been elected by shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees.

  The following table lists the name, age, current position with the Trust, if any, and principal occupation during the past five years of each nominee and of the executive officers of the Trust. Nominees who are "interested persons" (as defined in the 1940 Act) of the Funds are indicated by an asterisk. The table also lists the year in which each nominee first became a Trustee, the number of shares of each Fund owned beneficially by such Trustee and by the executive officers of the Trust, and the percentage of total outstanding shares of such Fund owned by such Trustee and by the executive officers of the Trust.

                                                                     SHARES OF EACH
  NAME, AGE AND                                                  FUND OWNED BENEFICIALLY
      YEAR                                                          AND PERCENTAGE OF
 FIRST BECAME A      POSITON WITH TRUST; PRINCIPAL OCCUPATION       TOTAL OUTSTANDING
     TRUSTEE             DURING PAST FIVE YEARS; ADDRESS           SHARES OF SUCH FUND
 --------------      ----------------------------------------    -----------------------
 NOMINEES TO BECOME TRUSTEES OF THE TRUST
 RODMAN L. DRAKE  Trustee; Director, Parsons Brinkerhoff, Inc.,           None
  Age 52          (engineering firm) (since 1995); President,
  1994            R.L. Drake & Co. Inc. (investment and
                  consulting firm) (since 1991); Trustee,
                  Hyperion Total Return Fund, Inc., and three
                  other closed-end funds for which Hyperion
                  Capital Management, Inc. is the investment
                  adviser; Co-Chairman, KMR Power Corporation
                  (power plants) (since 1993); Chairman, Car
                  Rental Systems do Brasil S.A. (Hertz licensee
                  for Brazil) (since 1994); Managing Director
                  and Chief Executive Officer, Cresap,
                  McCormick & Paget, Inc. (subsequently,
                  Cresap, a Towers Perrin Company) (from 1980
                  to 1990); Director, Alex, Brown & Sons Inc.
                  (1989 to 1991); Director, Mueller Industries,
                  Inc. (1992 to 1994). His address is c/o KMR
                  Power Corp., 30 Rockefeller Plaza,
                  Suite 5425, New York, NY 10112.

                                                                             SHARES OF EACH
                                                                         FUND OWNED BENEFICIALLY
                                                                            AND PERCENTAGE OF
   NAME, AGE AND YEAR        POSITON WITH TRUST; PRINCIPAL OCCUPATION       TOTAL OUTSTANDING
 FIRST BECAME A TRUSTEE          DURING PAST FIVE YEARS; ADDRESS           SHARES OF SUCH FUND
 ----------------------      ----------------------------------------    -----------------------
W. WALLACE MCDOWELL, Jr.  Trustee; Private Investor (since 1994);                 None
 Age 59                   Managing Director, Morgan Lewis Githens & Ahn
 1994                     (1991 to 1994); Chairman and Chief Executive
                          Officer, The Prospect Group, Inc. (1983 to
                          1990) and Director, U.S. Homecare Corporation
                          (since 1992), Grossmans, Inc. (since 1993),
                          Children's Discovery Centers (since 1984),
                          Interactive Technologies, Inc. (since 1992)
                          and Jack Morton Productions (since 1987). His
                          address is c/o Prospect Capital Corporation,
                          43 Arch Street, Greenwich, Connecticut 06830.
JONATHAN PIEL             Trustee; President and Editor, Scientific               None
 Age 57                   American, Inc. (1969 to 1994); Director,
 1994                     Group for The South Fork, Bridgehampton, New
                          York (since October 1993); Member, Advisory
                          Committee, Knight Journalism Fellowships,
                          MIT. His address is 558 East 87th Street, New
                          York, NY 10128.
ALFRED C. TANNACHION*     Retired; Chairman of the Board, President,              None
 Age 69                   Treasurer and Director, UST Master Funds,
                          Inc. (since 1985), UST Master Tax Exempt
                          Funds, Inc. (since 1985) and UST Master
                          Variable Series, Inc. (since 1994). His
                          address is 1135 Hyde Park Court, Mahwah, NJ
                          07430.
DONALD L. CAMPBELL        Retired; Director, UST Master Funds, Inc.               None
 Age 69                   (since 1990); UST Master Tax Exempt Funds,
                          Inc. (since 1990); UST Master Variable
                          Series, Inc. (since 1994); Senior Vice
                          President, Royal Insurance Company, Inc.,
                          until August, 1989; Director, Royal Life
                          Insurance Co. of N.Y. (since 1990). His
                          address is 333 E. 69th Street #10-M, New
                          York, NY 10021-5559
JOSEPH H. DUGAN           Retired; Director, UST Master Funds, Inc.               None
 Age 70                   (since 1984); UST Master Tax Exempt Funds,
                          Inc. (since 1984); UST Master Variable
                          Series, Inc. (since 1994); President, CEO and
                          Director, L.B. Foster Company (tubular
                          products), (1987 to 1990). His address is 913
                          Franklin Lake Road, Franklin Lakes, NJ 07417.
WOLFE J. FRANKL           Director, UST Master Funds, Inc. (since                 None
 Age 74                   1986); UST Master Tax Exempt Funds, Inc.
                          (since 1986); UST Master Variable Series,
                          Inc. (since 1994); Director, Deutsche Bank
                          Financial, Inc. (since 1989); Director, The
                          Harbus Corporation (since 1951); Trustee,
                          Mariner Funds Trust (since 1988). His address
                          is 40 Gooseneck Lane, Charlottesville, VA
                          22903.
ROBERT A. ROBINSON        President Emeritus, The Church Pension Fund             None
 Age 70                   and its affiliated companies, since 1991,
                          President and Director, 1989-91; Trustee, The
                          Mariner Funds and The Mariner Tax-Exempt
                          Funds since 1989; Director, UST Master Funds,
                          Inc. and UST Tax-Exempt Master Funds, Inc.
                          (since 1989); Trustee, UST Master Variable
                          Series, Inc. since 1994; Trustee, H.B. and
                          F.H. Bugher Foundation; Director, Morehouse
                          Publishing Co. since 1989; Director, Fenrir,
                          Inc. since 1993. His address is 2 Hathaway
                          Common, 117 South Avenue, New Canaan, CT
                          06840.

                                                                       SHARES OF EACH
                                                                   FUND OWNED BENEFICIALLY
NAME, AGE AND YEAR                                                    AND PERCENTAGE OF
  FIRST BECAME A       POSITON WITH TRUST; PRINCIPAL OCCUPATION       TOTAL OUTSTANDING
     TRUSTEE               DURING PAST FIVE YEARS; ADDRESS           SHARES OF SUCH FUND
------------------     ----------------------------------------    -----------------------
CURRENT EXECUTIVE OFFICERS OF THE TRUST
PHILIP W. COOLIDGE  President of the Trust; Chairman, Chief
 Age 44             Executive Officer and President, Signature
                    Financial Group, Inc. (since December 1988);
                    Chairman, Chief Executive Officer and
                    President, Signature Financial Services, Inc.
                    (since May 1993).
JOHN ELDER          Treasurer; Vice President, Signature
 Age 47             Financial Group, Inc. (since April 1995);
                    Treasurer, Phoenix Family of Mutual Funds
                    (1983 to 1995).
LINDA T. GIBSON     Assistant Secretary; Legal Counsel, Signature
 Age 30             Financial Group, Inc. (since June 1991);
                    Assistant Secretary, Signature Financial
                    Services, Inc. (since May 1993); law student,
                    Boston University School of Law (from
                    September 1989 to May 1992); Product Manager,
                    SFG (January 1989 to September 1989).
THOMAS M. LENZ      Secretary; Vice President and Associate
 Age 37             General Counsel, Signature Financial Group,
                    Inc. (since November 1989); Assistant
                    Secretary, Signature Financial Services, Inc.
                    (since May 1993); Attorney, Ropes & Gray
                    (September 1984 to November 1989).
MOLLY S. MUGLER     Assistant Secretary; Legal Counsel, Signature
 Age 44             Financial Group, Inc. (since December 1988);
                    Assistant Secretary, Signature Financial
                    Services, Inc. (since May 1993).
BARBARA M. O'DETTE  Assistant Treasurer; Assistant Treasurer,
 Age 36             Signature Financial Group, Inc. (since
                    December 1988) and Signature Financial
                    Services, Inc. (since May 1993).
ANDRES E. SALDANA   Assistant Secretary; Legal Counsel, Signature
 Age 32             Financial Group, Inc. (since November 1992);
                    Assistant Secretary, Signature Financial
                    Services, Inc. (since May 1993); Attorney,
                    Ropes & Gray (law firm) (September 1990 to
                    November 1992); law student, Yale Law School
                    (September 1987 to May 1990).

  The Trust has a standing Audit Committee presently consisting of Messrs. Drake, McDowell and Piel, all of whom are Trustees and are not Interested Persons. The Audit Committee reviews the scope and results of each Fund's annual audit with such Fund's independent accountants and recommends the engagement of accountants. The Trust also has a Nominating Committee presently consisting of Messrs. Drake, McDowell and Piel. The Nominating Committee selects and nominates persons to serve as Trustees (other than Trustees who are "interested persons").

  All of the incumbent Trustees of the Trust attended 75% or more of the Board and committee meetings of the Trust that were held during the Trust's last fiscal year. During the Trust's last fiscal year, there were six meetings of the Board of Trustees.

  The Trust Instrument of the Trust provides that the Trust will indemnify its trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of the their offices with the Trust unless it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested trustees, or in a written opinion of independent counsel, that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

  The following table describes the compensation paid during the last fiscal year to each Trustee or nominee.

                               COMPENSATION TABLE

                                              PENSION OR
                                              RETIREMENT               TOTAL
                                               BENEFITS  ESTIMATED  COMPENSATION
                                              ACCRUED AS   ANNUAL    FROM TRUST
                                  AGGREGATE    PART OF    BENEFITS    AND FUND
                                 COMPENSATION   TRUST       UPON    COMPLEX PAID
NAME OF PERSON                    FROM TRUST   EXPENSES  RETIREMENT TO TRUSTEES
--------------                   ------------ ---------- ---------- ------------
Rodman L. Drake.................    $5,000       None       None      $ 5,000
W. Wallace McDowell, Jr. .......    $5,250       None       None      $ 5,250
Jonathan Piel...................    $5,250       None       None      $ 5,250
Alfred Tannachion...............      None       None       None      $40,000
Donald L. Campbell..............      None       None       None      $30,000
Joseph C. Dugan.................      None       None       None      $30,000
Wolfe J. Frankl.................      None       None       None      $30,000
Robert A. Robinson..............      None       None       None      $30,000

  As used in the above compensation table, the term "Fund Complex" shall collectively refer to the Trust and the Master Funds. The Trust has no pension plan.

REQUIRED VOTE

  The election of each nominee as a Trustee of the Trust will require the vote of a plurality of the aggregate votes cast by all of the shareholders of all of the Funds, present in person or represented by proxy at the Meeting.

  THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR EACH OF THE NOMINEES FOR TRUSTEE.

PROPOSAL 5.ALL FUNDS

               TO APPROVE OR DISAPPROVE OF THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF EACH OF THE FUNDS.

  It is intended that proxies submitted by shareholders of the Funds not limited to the contrary will be voted in favor of ratifying the selection, under Section 32(a) of the 1940 Act, by a majority of the Independent Trustees of the Trust, of Ernst & Young LLP as independent public accountants, to certify every financial statement of each of the Funds required by any law or regulation to be certified by independent public accountants and filed with the Securities and Exchange Commission (the "SEC") in respect of all or any part of the fiscal year of the Fund ending May 31, 1996. Ernst & Young LLP has no direct or material indirect interest in any of the Funds.

  Ernst & Young LLP has served as the independent certified public accountants, providing audit services and consultation with respect to the preparation of filings with the SEC, for the Equity Fund since the commencement of its operations on January 16, 1995, for the Income Fund since the commencement of its operation on January 16, 1995, for the Total Return Bond Fund since the commencement of its operations on January 19, 1995, for the Equity Index Fund since the commencement of its operations on July 11, 1994, for the Bond Index Fund since the commencement of its operations on July 11, 1994, for the Small Cap Fund since the commencement of its operations on July 11, 1994, for the Balanced Fund since the commencement of its operations on July 11, 1994, for the Equity Growth Fund since the commencement of its operations on July 11, 1994, for the Value Equity Fund since the commencement of its operations on July 11, 1994, and for the International Equity Fund since the commencement of its operations on January 24, 1995.

  Representatives of Ernst & Young LLP are not expected to be present at the Meeting.

REQUIRED VOTE

  Ratification of the selection of Ernst & Young LLP as the independent certified public accountants of the Trust will require a majority of the aggregate votes cast by all shareholders of all of the Funds, present in person or represented by proxy at the Meeting.

  THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR SUCH FUND.

PROPOSAL 6.ALL FUNDS

               OTHER BUSINESS

  The Trust's management knows of no business to be brought before the Meeting except as described above. However, if any other matters property come before the Meeting, the persons named in the enclosed form of proxy intend to vote on these matters in accordance with their best judgment.

  If shareholders would like additional information about the matters proposed for action, the Trust's management will be glad to hear from them and to provide further information.

  YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

                                          By the order of the Board of
                                           Trustees,

                                          EXCELSIOR INSTITUTIONAL TRUST

                                          Thomas M. Lenz, Secretary

October 16, 1995

                                                                       EXHIBIT A

                                    FORM OF
                         INVESTMENT ADVISORY AGREEMENT

  AGREEMENT made as of            , 19   by and between [EXCELSIOR
INSTITUTIONAL TRUST, a Delaware business trust] or [FEDERATED INVESTMENT PORTFOLIOS, a Massachusetts business trust] (the "Trust") registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and [NAME OF ADVISER], an [ADVISER ENTITY] (the "Adviser").

  In consideration of the promises and the mutual covenants herein contained, the Trust and the Adviser agree as follows:

  1. Appointment. The Trust appoints the Adviser to act as investment adviser to the Trust with respect to the series of the Trust listed on Exhibit A hereto (the "Series") for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to provide an investment program for the compensation provided by this Agreement. In providing the services and assuming the obligations set forth herein, the Adviser may, at its own expense, employ one or more subadvisers; provided that the Adviser understands and agrees that it shall remain fully responsible for the performance of all the duties set forth in this Agreement and that it shall supervise the activities of each subadviser. Any agreement between the Adviser and a subadviser shall be subject to the renewal, termination and amendment provisions applicable to this Agreement.

  2. Duties of the Adviser. Subject to the direction and control of the Board of Trustees of the Trust, the Adviser shall:

    (a) prepare (or otherwise obtain) and evaluate on both a macroeconomic and microeconomic level any pertinent research; statistical, financial and economic data; and other information necessary or appropriate for the performance of its duties under this Agreement;

    (b) formulate and continuously review, supervise, and administer an investment program for the Series;

    (c) determine the securities to be purchased by the Series, and continuously monitor such securities and the issuers thereof to determine whether and when to sell, exchange, or take any other action concerning such securities;

    (d) determine whether and how to exercise warrants, voting rights, or other rights with respect to the Series' securities;

    (e) provide valuations with respect to the securities held by the Series [if so requested by the Trustees of the Trust];

    (f) render regular reports to the Trust's officers and the Board of Trustees concerning the investment performance of the Trust, the Adviser's discharge of its responsibilities under this Agreement, and any other subject as the Trust's officers or Board of Trustees reasonably may request; and

    (g) assist the Trust's officers in connection with the operation of the Trust and perform any further acts that may be necessary to effectuate the purposes of this Agreement.

  3. Supervision and compliance. The activities of the Adviser shall be subject at all times to the direction and control of the Board of Trustees of the Trust and shall comply with: (a) the [Trust Instrument] or [Declaration of Trust] and By-Laws of the Trust; (b) the Registration Statement of the Trust, as it may be amended from time to time, including the investment objectives and policies set forth therein; (d) the Investment Company Act and the regulations thereunder;
(e) the Internal Revenue Code of 1986 and the regulations thereunder applicable to regulated investment companies; (f) any other applicable laws or regulations; and (g) such other limitations as the Board of Trustees may adopt.

  4. Purchase and Sale of Securities. The Adviser shall, at its own expense, place orders for the purchase, sale or loan of securities by the Trust either directly with the issuer or with any broker and/or dealer who deals in such securities.

  (a) In placing orders with brokers and/or dealers, the Adviser shall use its best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker and/or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

Consistent with this obligation, the Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities and Exchange Act of 1934) to or for the benefit of the Trust and/or other accounts over which the Adviser exercises investment discretion. The Adviser is authorized to pay a broker who provides such brokerage and research services a commission for effecting a securities transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction, if the Adviser determines in good faith that such commission was reasonable in relation to the value of brokerage and research services provided by such broker. This determination may be viewed in terms of either that particular transaction or of the overall responsibilities of the Adviser with respect to the accounts as to which it exercises investment discretion.

  (b) The Adviser may execute transactions through itself and its affiliates on a securities exchange provided that the commissions paid by the Trust are "reasonable and fair" compared to commissions received by other brokers having comparable execution capability and provided that the transactions are effected pursuant to procedures established by the Board of Trustees of the Trust. An affiliated broker may transmit, clear and settle transactions for the Trust that are executed on a securities exchange provided that the affiliated broker arranges for unaffiliated brokers to execute the transactions.

  (c) Notwithstanding the foregoing, the Board of Trustees periodically shall review the commissions paid by the Trust and determine whether those commissions were reasonable in relation to the brokerage and research services received. In addition, the Board of Trustees of the Trust, in its discretion, may instruct the Adviser to effect all or a portion of its securities transactions with one or more brokers and/or dealers selected by the Board of Trustees, if it determines that the use of such brokers and/or dealers is in the best interest of the Trust.

  (d) When the Adviser deems the purchase or sale of a security to be in the best interest of the Trust as well as other customers, the Adviser, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions. The Adviser also may purchase or sell a particular security for one or more customers in different amounts. Allocation of the securities purchased or sold in either manner, as well as the expenses incurred in the transactions, will be made by the Adviser in a manner that is equitable and consistent with applicable law and regulations and with its fiduciary obligations to the Trust and to such other customers.

  5. Expenses.

  (a) The Adviser shall furnish at its own expense all office space, office facilities, equipment and personnel necessary or appropriate to the performance of its duties under this Agreement. The Adviser also shall pay the salaries and fees of all personnel of the Trust or the Adviser performing services related to the Adviser's duties under this Agreement.

  (b) It is understood that the Trust will pay all of its expenses and liabilities, including compensation of its independent Trustees; taxes and governmental fees; interest charges; fees and expenses of the Trust's independent auditors and legal counsel; trade association membership dues; fees and expenses of any custodian (including safekeeping of funds and securities, maintenance of books and accounts and calculation of the net asset value of beneficial interests of the Series), transfer agent and registrar and dividend disbursing agent of the Trust; expenses of preparing and mailing reports to investors and regulatory agencies; expenses relating to the issuance, registration and qualification of shares of the Series, and the preparation, printing and mailing of prospectuses for such purposes; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of investors' and Trustees' meetings; organization expenses; and extraordinary expenses.

  6. Compensation of the Adviser. In consideration of the services to be rendered by the Adviser under this Agreement, the Trust shall pay the Adviser a fee accrued daily and paid monthly from the Series at an annual rate equal to that specified in Exhibit A to this Agreement for the Series' average daily net assets. The fee for any period in which the Adviser serves as investment adviser pursuant to this Agreement for less than one full month shall be paid for that portion of the month accrued. For purposes of calculating fees, the value of the net assets of the Series shall be computed in the manner specified in its Registration Statement on Form N-1A.

  7. Services to Others. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser is free to render services to others and to engage in other activities, provided, however, that those services and activities do not adversely affect the Adviser's ability to perform its obligations under this Agreement.

  8. Books, Records, and Information. The Adviser shall provide the Trust with all records concerning the Adviser's activities that the Trust is required by law to maintain. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-l and Rule 31a-2 under the Investment Company Act which are prepared or maintained by the Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request. The Trust also shall comply with all reasonable requests for information by the Trust's officers or Board of Trustees, including information required for the Trust's filings with the securities and Exchange Commission and state securities commissions.

  9. Limitations on Liability.

  (a) The Adviser hereby is notified expressly of the limitation of shareholder liability as set forth in the Declaration of Trust and agrees that any obligation of the Trust or the Series arising in connection with this Agreement shall be limited in all cases to the Series and its assets, and the Adviser shall not seek satisfaction of any such obligation from any Trustee or shareholder of the Series.

  (b) The Adviser shall give the Trust the benefit of its best judgment and efforts in rendering services under this Agreement. In the absence of willful malfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be liable to the Trust or to any shareholder of the Series for any act or omission in the course of, or connected with, rendering services under this Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

  10. Effective Date; Termination; Amendments.

  (a) This Agreement shall be effective as to the Series on the date the Series commences investment operations, and, unless terminated sooner as provided herein, shall continue until the second anniversary of the execution of this Agreement. Thereafter, unless terminated sooner as provided herein, this Agreement shall continue in effect as to the Series for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such continuance, and either: (i) the vote of a majority of the outstanding voting securities of the Series; or (ii) the vote of a majority of the full Board of Trustees.

  (b) This Agreement may be terminated at any time, without the payment of any penalty, either by: (i) the Trust, by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Series, on 60 days' written notice to the Adviser; or (ii) the Adviser, on 90 days' written notice to the Trust. This Agreement shall terminate immediately in the event of its assignment.

  (c) This Agreement may be amended only if such amendment is approved by the vote of a majority of the outstanding voting securities of the Series or by vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment.

  (d) As used in this Agreement, the terms "specifically approved at least annually," "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meanings as such terms have in the Investment Company Act and the regulations thereunder.

  11. Governing Law. This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to the choice of law provisions thereof, to the extent that such laws are consistent with provisions of the Investment Company Act and the regulations thereunder.

  12. Miscellaneous. The captions in this Agreement are included for the convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, regulation, or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors, to the extent permitted by law.

  IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, duly authorized officers, all as of the day and year first above written.

Attest:
                                        [EXCELSIOR INSTITUTIONAL TRUST] or
                                        [FEDERATED INVESTMENT PORTFOLIOS]

                                        By: ____________________________________

-------------------------------         Name:

                                        Title:
Attest:

                                        [NAME OF ADVISER]


-------------------------------
                                        By: ____________________________________
                                        Name:
                                        Title:

                                                                   EXHIBIT A

                                                                 TO INVESTMENT

                                                         ADVISORY AGREEMENT

                  SCHEDULE OF SERIES AND FEES UNDER INVESTMENT
                               ADVISORY AGREEMENT


               ANNUAL FEE (AS A PERCENTAGE OF
      SERIES       THE AVERAGE DAILY NET
      NAME         ASSETS OF THE SERIES)
      ------   ------------------------------


               [see text of Proxy Statement for Annual Fees]

                                                                       EXHIBIT B

                                    FORM OF
                        INVESTMENT SUBADVISORY AGREEMENT

  AGREEMENT made as of       , 19   by and between [NAME OF ADVISER], an
[ADVISER ENTITY] (the "Adviser"), and [NAME OF SUBADVISER], a [SUBADVISER ENTITY] (the "Subadviser").

  In consideration of the promises and the mutual covenants herein contained, the Adviser and the Subadviser agree as follows:

  1. Appointment. The Adviser has been retained by [Excelsior Institutional Trust, a Delaware business trust] or [Federated Investment Portfolios, a Massachusetts business trust] (the "Trust") to act as investment adviser to the Trust with respect to the series of the Trust listed on Exhibit A hereto (the "Series"). In accordance with and subject to the Investment Advisory Agreement between the Trust and the Adviser, attached hereto as Exhibit B (the "Advisory Agreement"), the Adviser appoints the Subadviser to act as subadviser with respect to the Series for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to provide an investment program for the compensation provided by this Agreement.

  2. Duties of the Subadviser. Subject to the direction and control of the Adviser and the Board of Trustees of the Trust, the Subadviser shall:

    (a) prepare (or otherwise obtain) and evaluate on both a macroeconomic and microeconomic level any pertinent research; statistical, financial and economic data; and other information necessary or appropriate for the performance of its duties under this Agreement;

    (b) formulate and continuously review, supervise, and administer an investment program for each Series;

    (c) determine the securities to be purchased by each Series, and continuously monitor such securities and the issuers thereof to determine whether and when to sell, exchange, or take any other action concerning such securities;

    (d) determine whether and how to exercise warrants, voting rights, or other rights with respect to the Series' securities;

    (e) provide valuations with respect to the securities held by each Series [if so requested by the Trustees of the Trust];

    (f) render regular reports to the Trust's officers and the Board of Trustees concerning the investment performance of the Trust, the subadviser's discharge of its responsibilities under this Agreement, and any other subject as the Trust's officers or Board of Trustees reasonably may request; and

    (g) assist the Adviser and the Trust's officers in connection with the operation of the Trust and perform any further acts that may be necessary to effectuate the purposes of this Agreement.

  3. Supervision and Compliance. Notwithstanding any provision of this Agreement, the Adviser shall retain all rights and ultimate responsibilities to supervise, and, in its discretion, conduct investment advisory activities relating to the Trust. The activities of the Subadviser shall be subject at all times to the direction and control of the Board of Trustees of the Trust and the Adviser and shall comply with: (a) the [Trust Instrument] or [Declaration of Trust] and By-Laws of the Trust; (b) the Registration Statement of the Trust, as it may be amended from time to time, including the investment objectives and policies set forth therein; (d) the Investment Company Act and the regulations thereunder; (e) the Internal Revenue Code of 1986 and the regulations thereunder applicable to regulated investment companies; (f) any other applicable laws or regulations; and (g) such other limitations as the Adviser or the Board of Trustees of the Trust may adopt.

  4. Purchase and Sale of Securities. The Subadviser shall, at its own expense, place orders for the purchase, sale or loan of securities by the Trust either directly with the issuer or with any broker and/or dealer who deals in such securities.

  (a) In placing orders with brokers and/or dealers, the Subadviser shall use its best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker and/or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, the Subadviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities and Exchange Act of 1934) to or for the benefit of the Trust and/or other accounts over which the Subadviser or the Adviser exercises investment discretion. The Subadviser is authorized to pay a broker who provides such brokerage and research services a commission for effecting a securities transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction, if the Subadviser determines in good faith that such commission was reasonable in relation to the value of brokerage and research services provided by such broker. This determination may be viewed in terms of either that particular transaction or of the overall responsibilities of the Subadviser with respect to the accounts as to which it exercises investment discretion.

  (b) The Subadviser may execute transactions through itself and its affiliates on a securities exchange provided that the commissions paid by the Trust are "reasonable and fair" compared to commissions received by other brokers having comparable execution capability and provided that the transactions are effected pursuant to procedures established by the Board of Trustees of the Trust. An affiliated broker may transmit, clear and settle transactions for the Trust that are executed on a securities exchange provided that the affiliated broker arranges for unaffiliated brokers to execute the transactions.

  (c) Notwithstanding the foregoing, the Board of Trustees and the Adviser periodically shall review the commissions paid by the Trust and determine whether those commissions were reasonable in relation to the brokerage and research services received. In addition, the Board of Trustees of the Trust, in its discretion, may instruct the Subadviser to effect all or a portion of its securities transactions with one or more brokers and/or dealers selected by the Board of Trustees, if it determines that the use of such brokers and/or dealers is in the best interest of the Trust.

  (d) when the Subadviser deems the purchase or sale of a security to be in the best interest of the Trust as well as other customers, the Subadviser, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions. The Subadviser also may purchase or sell a particular security for one or more customers in different amounts. Allocation of the securities purchased or sold in either manner, as well as the expenses incurred in the transactions, will be made by the Subadviser in a manner that is equitable and consistent with applicable law and regulations and with its fiduciary obligations to the Trust and to such other customers.

  5. Expenses.

  (a) The subadviser shall furnish at its own expense all office space, office facilities, equipment and personnel necessary or appropriate to the performance of its duties under this Agreement. The Subadviser also shall pay the salaries of all personnel performing services related to the Subadviser's duties under this Agreement.

  (b) It is understood that the Trust will pay all of its expenses and liabilities, including compensation of its independent Trustees; taxes and governmental fees; interest charges; fees and expenses of the Trust's independent auditors and legal counsel; trade association membership dues; fees and expenses of any custodian (including safekeeping of funds and securities, maintenance of books and accounts and calculation of the net asset value of beneficial interests of each Series), transfer agent and registrar and dividend disbursing agent of the Trust; expenses of preparing and mailing reports to investors and regulatory agencies; expenses relating to the issuance, registration and qualification of shares of each Series, and the preparation, printing and mailing of prospectuses for such purposes; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of investors' and Trustees' meetings; organization expenses; and extraordinary expenses.

  6. Compensation of the Subadviser. In consideration of the services to be rendered by the Subadviser under this Agreement, the Adviser shall pay the Subadviser a fee accrued daily and paid monthly at an annual rate equal to that specified in Exhibit A to this Agreement for that Series' average daily net assets. The fee for any period in which the Subadviser serves as investment adviser pursuant to this Agreement for less than one full month shall be paid for that portion of the month accrued. For purposes of calculating fees, the value of the net assets of each Series of the Trust shall be computed in the manner specified in its Registration Statement on Form N-1A.

  7. Services to Others. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser is free to render services to others and to engage in other activities, provided, however, that those services and activities do not adversely affect the Subadviser's ability to perform its obligations under this Agreement.

  8. Books, Records, and Information. The Subadviser shall provide the Adviser and the Trust with all records concerning the Subadviser's activities that the Trust is required by law to maintain. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-l and Rule 31a-2 under the

Investment Company Act which are prepared or maintained by the Subadviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.

  The Subadviser also shall comply with all reasonable requests for information by the Adviser or the Trust's officers or Board of Trustees, including information required for the Trust's filings with the Securities and Exchange Commission and state securities commissions.

  9. Limitations on Liability.

  (a) The Subadviser hereby is notified expressly of the limitation of shareholder liability as set forth in the Declaration of Trust and agrees that any obligation of the Trust or the Series arising in connection with this Agreement shall be limited in all cases to the Series and their assets, and the Subadviser shall not seek satisfaction of any such obligation from any Trustee or shareholder of the Series.

  (b) The Subadviser shall give the Adviser and the Trust the benefit of its best judgment and efforts in rendering services under this Agreement. In the absence of willful malfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Subadviser, the Subadviser shall not be liable to the Trust, to any shareholder of the Series or to the Adviser for any act or omission in the course of, or connected with, rendering services under this Agreement or for any losses that may be sustained in the purchase, holding or sale of any security. The Adviser agrees that the Subadviser shall not be liable for, and shall be indemnified and held harmless by the Adviser for, any losses, liabilities, or expenses that the Subadviser may incur due to errors of judgment, mistakes, acts or omission of the Adviser.

  10. Effective Date; Termination; Amendments.

  (a) This Agreement shall be effective as to each Series on the date the Series commences investment operations, and, unless terminated sooner as provided herein, shall continue until the second anniversary of the execution of this Agreement. Thereafter, unless terminated sooner as provided herein, this Agreement shall continue in effect as to each Series for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such continuance, and either: (i) the vote of a majority of the outstanding voting securities of such Series; or (ii) the vote of a majority of the full Board of Trustees.

  (b) This Agreement may be terminated at any time and as to any one or more Series, without the payment of any penalty, either by: (i) the Trust, by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of such Series, on 60 days' written notice to the Subadviser; (ii) the Adviser, on 60 days' written notice to the Subadviser; or (iii) the Subadviser, on 90 days' written notice to the Adviser and the Trust. This Agreement shall terminate immediately in the event of its assignment.

  (c) This Agreement may be amended only if such amendment is approved by the vote of a majority of the outstanding voting securities of the Series or by vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment.

  (d) As used in this Agreement, the terms "specifically approved at least annually," "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meanings as such terms have in the Investment Company Act and the regulations thereunder.

  11. Governing Law. This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to the choice of law provisions thereof, to the extent that such laws are consistent with provisions of the Investment Company Act and the regulations thereunder.

  12. Miscellaneous. The captions in this Agreement are included for the convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, regulation, or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors, to the extent permitted by law.

  IN WITNESS WHEREOF, the Adviser and the Subadviser have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, duly authorized officers, all as of the day and year first above written.

Attest:                                 [NAME OF ADVISER]


                                        By: ____________________________________
-------------------------------         Name:

                                        Title:
Attest:

                                        [NAME OF SUBADVISER]


-------------------------------
                                        By: ____________________________________
                                        Name:
                                        Title:

                                                                  EXHIBIT A

                                                                TO INVESTMENT

                                                      SUBADVISORY AGREEMENT

                  SCHEDULE OF SERIES AND FEES UNDER INVESTMENT
                             SUBADVISORY AGREEMENT


               ANNUAL FEE (AS A PERCENTAGE OF
      SERIES       THE AVERAGE DAILY NET
      NAME          ASSETS OF A SERIES)
      ------   ------------------------------


               [see text of Proxy Statement for Annual Fees]

                                                                       EXHIBIT C

  Mutual funds with similar investment objectives to any of the Funds for which U.S. Trust provides investment advisory services:

                                           NET ASSETS   CONTRACTUAL ADVISORY FEE
                                             AS OF        RATE EXPRESSED AS A
              NAME OF FUND               MARCH 31, 1995 PERCENTAGE OF NET ASSETS
              ------------               -------------- ------------------------
                                          ($ MILLIONS)
UST MASTER FUNDS:
  Equity Fund...........................      137                 .75%*
  Managed Income Fund...................       86                 .75%*+

*U.S. Trust has voluntarily agreed to waive a portion of these advisory fees.

+The advisory fee is currently being voluntarily limited to .65%.

                                                                       EXHIBIT D

  Mutual funds with similar investment objectives to Excelsior Institutional Equity Growth Fund for which Luther King provides investment advisory services:

                                                        CONTRACTUAL ADVISORY FEE
                                      NET ASSETS AS OF    RATE EXPRESSED AS A
            NAME OF FUND             SEPTEMBER 14, 1995 PERCENTAGE OF NET ASSETS
            ------------             ------------------ ------------------------
                                        ($ MILLIONS)
LKCM Small Cap. Equity Portfolio....        $100                 0.75%*

*Fee waived as necessary to keep total operating expenses under 1.00%.

                                                                       EXHIBIT E

  Mutual funds with similar investment objectives to Excelsior Institutional International Equity Fund for which Harding Loevner provides investment advisory services:

                          NET ASSETS AS          CONTRACTUAL ADVISORY FEE
                               OF                   RATE EXPRESSED AS A
      NAME OF FUND        JULY 31, 1995          PERCENTAGE OF NET ASSETS
      ------------        -------------          ------------------------
AMT International Equity
 Fund...................      $43.4                        0.75%*
TIFF International            $44.7     Determined in accordance with the following
 Equity Fund............                formula: Fee= 30 + (.185 x Excess Return-
                                        130)
                                        where Excess Return = Harding Loevner
                                        Return-a benchmark return. Fee has a floor
                                        of 0.10% and a cap of 1.50%
Stalwart International
Equity Fund.............      $ 4.4                        0.60%

  * Fee waived as necessary to keep total operating expenses under 1.00%.

                                 PROXY BALLOT
PROXY                 EXCELSIOR INSTITUTIONAL EQUITY FUND                 PROXY
                                  A SERIES OF
PROXY                    EXCELSIOR INSTITUTIONAL TRUST                    PROXY

The undersigned, revoking any prior proxy or proxies, hereby appoints Thomas
M. Lenz, Linda T. Gibson and Andres E. Saldana, or any of them individually, proxies, with full powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of Excelsior Institutional Equity Fund (the "Fund"), a series of Excelsior Institutional Trust (the "Trust"), to be held at the offices of United States Trust Company of New York ("U.S. Trust") located at 114 West 47th Street, New York, New York, on Wednesday, November 15, 1995, at 10:00 a.m., Eastern Time, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Special Meeting and accompanying Proxy Statement:

1. To approve or disapprove of the withdrawal by the Fund of its investment in the Equity Portfolio of the St. James Portfolios.

        [_] FOR                 [_] AGAINST                 [_] ABSTAIN

2(a). To approve or disapprove of a new investment advisory agreement between the Trust, on behalf of the Fund, and U.S. Trust as investment adviser.

        [_] FOR                 [_] AGAINST                 [_] ABSTAIN

4. Election of Rodman L. Drake, W. Wallace McDowell, Jr., Jonathan Piel, Alfred C. Tannachion, Donald L. Campbell, Joseph H. Dugan, Wolfe J. Frankl and Robert A. Robinson Trustees of the Trust.

     [_] FOR ALL                  [_] AGAINST ALL              [_] FOR ALL
                                                               EXCEPT:
                                                                _______________
                                                                 (LIST ANY
                                                                EXCEPTIONS)
                 (THIS PROXY IS CONTINUED ON THE REVERSE SIDE
   PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY BALLOT PROMPTLY, USING THE
                              ENCLOSED ENVELOPE)

5. To approve or disapprove of the selection of Ernst & Young LLP as the Independent Certified Public Accountants of the Fund.

        [_] FOR                 [_] AGAINST                 [_] ABSTAIN

6. In their discretion, upon such other matters as may properly come before the meeting.

Said proxies will vote this proxy as directed, or if no direction is indicated, for items 1, 2(a), 4 and 5 unless authority to do so is specifically withheld in the manner provided, and in accordance with said proxies' best judgment as to any other matter.

             THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

                                                 Dated __________________, 1995
                                                    (Please date this proxy)
                                                 ______________________________
                                                 ______________________________
                                                 Please sign exactly as your
                                                 name or names appear at left.
                                                 Corporate proxies should be
                                                 signed by an authorized
                                                 officer.

    PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY BALLOT PROMPTLY USING THE
                            ENCLOSED ENVELOPE.

                                 PROXY BALLOT
PROXY                 EXCELSIOR INSTITUTIONAL INCOME FUND                 PROXY
                                  A SERIES OF
PROXY                    EXCELSIOR INSTITUTIONAL TRUST                    PROXY

The undersigned, revoking any prior proxy or proxies, hereby appoints Thomas
M. Lenz, Linda T. Gibson and Andres E. Saldana, or any of them individually, proxies, with full powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of Excelsior Institutional Income Fund (the "Fund"), a series of Excelsior Institutional Trust (the "Trust"), to be held at the offices of United States Trust Company of New York ("U.S. Trust") located at 114 West 47th Street, New York, New York, on Wednesday, November 15, 1995, at 10:00 a.m., Eastern Time, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Special Meeting and accompanying Proxy Statement:

1. To approve or disapprove of the withdrawal by the Fund of its investment in the Income Portfolio of the St. James Portfolios.

        [_] FOR                 [_] AGAINST                 [_] ABSTAIN

2(a). To approve or disapprove of a new investment advisory agreement between the Trust, on behalf of the Fund, and U.S. Trust as investment adviser.

        [_] FOR                 [_] AGAINST                 [_] ABSTAIN

4. Election of Rodman L. Drake, W. Wallace McDowell, Jr., Jonathan Piel, Alfred C. Tannachion, Donald L. Campbell, Joseph H. Dugan, Wolfe J. Frankl and Robert A. Robinson Trustees of the Trust.

     [_] FOR ALL                  [_] AGAINST ALL              [_] FOR ALL
                                                               EXCEPT:
                                                                _______________
                                                                 (LIST ANY
                                                                EXCEPTIONS)
                 (THIS PROXY IS CONTINUED ON THE REVERSE SIDE
   PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY BALLOT PROMPTLY, USING THE
                              ENCLOSED ENVELOPE)

5. To approve or disapprove of the selection of Ernst & Young LLP as the independent certified public accountants of the Fund.

        [_] FOR                 [_] AGAINST                 [_] ABSTAIN

6. In their discretion, upon such other matters as may properly come before the meeting.

Said proxies will vote this proxy as directed, or if no direction is indicated, for items 1, 2(a), 4 and 5 unless authority to do so is specifically withheld in the manner provided, and in accordance with said proxies' best judgment as to any other matter.

             THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

                                                 Dated __________________, 1995
                                                    (Please date this proxy)
                                                 ______________________________
                                                 ______________________________
                                                 Please sign exactly as your
                                                 name or names appear at left.
                                                 Corporate proxies should be
                                                 signed by an authorized
                                                 officer.

    PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY BALLOT PROMPTLY USING THE
                            ENCLOSED ENVELOPE.

                                 PROXY BALLOT
PROXY           EXCELSIOR INSTITUTIONAL TOTAL RETURN BOND FUND            PROXY
                                  A SERIES OF
PROXY                    EXCELSIOR INSTITUTIONAL TRUST                    PROXY

The undersigned, revoking any prior proxy or proxies, hereby appoints Thomas
M. Lenz, Linda T. Gibson and Andres E. Saldana, or any of them individually, proxies, with full powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of Excelsior Institutional Total Return Bond Fund (the "Fund"), a series of Excelsior Institutional Trust (the "Trust"), to be held at the offices of United States Trust Company of New York ("U.S. Trust") located at 114 West 47th Street, New York, New York, on Wednesday, November 15, 1995, at 10:00 a.m., Eastern Time, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Special Meeting and accompanying Proxy Statement:

1. To approve or disapprove of the withdrawal by the Fund of its investment in the Total Return Bond Portfolio of the St. James Portfolios.

        [_] FOR                 [_] AGAINST                 [_] ABSTAIN

2(a). To approve or disapprove of a new investment advisory agreement between the Trust, on behalf of the Fund, and U.S. Trust as investment adviser.

        [_] FOR                 [_] AGAINST                 [_] ABSTAIN

4. Election of Rodman L. Drake, W. Wallace McDowell, Jr., Jonathan Piel, Alfred C. Tannachion, Donald L. Campbell, Joseph H. Dugan, Wolfe J. Frankl and Robert A. Robinson Trustees of the Trust.

     [_] FOR ALL                  [_] AGAINST ALL              [_] FOR ALL
                                                               EXCEPT:
                                                                _______________
                                                                 (LIST ANY
                                                                EXCEPTIONS)
                 (THIS PROXY IS CONTINUED ON THE REVERSE SIDE
   PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY BALLOT PROMPTLY, USING THE
                              ENCLOSED ENVELOPE)

5. To approve or disapprove of the selection of Ernst & Young LLP as the independent certified public accountants of the Fund.

        [_] FOR                 [_] AGAINST                 [_] ABSTAIN

6. In their discretion, upon such other matters as may properly come before the meeting.

Said proxies will vote this proxy as directed, or if no direction is indicated, for items 1, 2(a), 4 and 5 unless authority to do so is specifically withheld in the manner provided, and in accordance with said proxies' best judgment as to any other matter.

             THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

                                                 Dated __________________, 1995
                                                    (Please date this proxy)
                                                 ______________________________
                                                 ______________________________
                                                 Please sign exactly as your
                                                 name or names appear at left.
                                                 Corporate proxies should be
                                                 signed by an authorized
                                                 officer.

    PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY BALLOT PROMPTLY USING THE
                            ENCLOSED ENVELOPE.

                                 PROXY BALLOT
PROXY              EXCELSIOR INSTITUTIONAL EQUITY INDEX FUND              PROXY
                                  A SERIES OF
PROXY                    EXCELSIOR INSTITUTIONAL TRUST                    PROXY

The undersigned, revoking any prior proxy or proxies, hereby appoints Thomas
M. Lenz, Linda T. Gibson and Andres E. Saldana, or any of them individually, proxies, with full powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of Excelsior Institutional Equity Index Fund (the "Fund"), a series of Excelsior Institutional Trust (the "Trust"), to be held at the offices of United States Trust Company of New York ("U.S. Trust") located at 114 West 47th Street, New York, New York, on Wednesday, November 15, 1995, at 10:00 a.m., Eastern Time, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Special Meeting and accompanying Proxy Statement:

4. Election of Rodman L. Drake, W. Wallace McDowell, Jr., Jonathan Piel, Alfred C. Tannachion, Donald L. Campbell, Joseph H. Dugan, Wolfe J. Frankl and Robert A. Robinson Trustees of the Trust.

     [_] FOR ALL                  [_] AGAINST ALL              [_] FOR ALL
                                                               EXCEPT:
                                                                _______________
                                                                 (LIST ANY
                                                                EXCEPTIONS)

5. To approve or disapprove of the selection of Ernst & Young LLP as the independent certified public accountants of the Fund.

        [_] FOR                 [_] AGAINST                 [_] ABSTAIN

6. In their discretion, upon such other matters as may properly come before the meeting.

                 (THIS PROXY IS CONTINUED ON THE REVERSE SIDE
   PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY BALLOT PROMPTLY, USING THE
                              ENCLOSED ENVELOPE)

Said proxies will vote this proxy as directed, or if no direction is indicated, for items 4 and 5 unless authority to do so is specifically withheld in the manner provided, and in accordance with said proxies' best judgment as to any other matter.

             THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

                                                 Dated __________________, 1995
                                                    (Please date this proxy)
                                                 ______________________________
                                                 ______________________________
                                                 Please sign exactly as your
                                                 name or names appear at left.
                                                 Corporate proxies should be
                                                 signed by an authorized
                                                 officer.

    PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY BALLOT PROMPTLY USING THE
                            ENCLOSED ENVELOPE.

                                 PROXY BALLOT
PROXY               EXCELSIOR INSTITUTIONAL BOND INDEX FUND               PROXY
                                  A SERIES OF
PROXY                    EXCELSIOR INSTITUTIONAL TRUST                    PROXY

The undersigned, revoking any prior proxy or proxies, hereby appoints Thomas
M. Lenz, Linda T. Gibson and Andres E. Saldana, or any of them individually, proxies, with full powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of Excelsior Institutional Bond Index Fund (the "Fund"), a series of Excelsior Institutional Trust (the "Trust"), to be held at the offices of United States Trust Company of New York ("U.S. Trust") located at 114 West 47th Street, New York, New York, on Wednesday, November 15, 1995, at 10:00 a.m., Eastern Time, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Special Meeting and accompanying Proxy Statement:

1.To approve or disapprove of the withdrawal by the Fund of its investment in the Bond Market Portfolio of the St. James Portfolios.
        [_] FOR                 [_] AGAINST                 [_] ABSTAIN

2(b). To approve or disapprove of a new investment advisory agreement between the Trust, on behalf of the Fund, and United States Trust Company of the Pacific Northwest ("U.S. Trust Pacific") as investment adviser.
        [_] FOR                 [_] AGAINST                 [_] ABSTAIN

2(f). To approve or disapprove of a new investment subadvisory agreement between U.S. Trust Pacific and U.S. Trust as investment subadviser.
        [_] FOR                 [_] AGAINST                 [_] ABSTAIN
3. To approve or disapprove of the investment by the Fund of its investable assets in the Bond Index Portfolio of Federated Investment Portfolios.
        [_] FOR                 [_] AGAINST                 [_] ABSTAIN

3(a). To authorize the Trust to vote to approve or disapprove of a new investment advisory agreement between Federated Investment Portfolios and Federated Management as investment adviser with respect to the Bond Index Portfolio.
        [_] FOR                 [_] AGAINST                 [_] ABSTAIN

3(b). To authorize the Trust to vote to approve or disapprove of an investment subadvisory agreement between Federated Management and U.S. Trust as investment subadviser with respect to the Bond Index Portfolio.
        [_] FOR                 [_] AGAINST                 [_] ABSTAIN

3(c). To authorize the Trust to vote to elect John F. Donahue, Thomas G.
      Bigley, John T. Conroy, Jr., William J. Copeland, James E. Dowd,
      Lawrence D. Ellis, M.D., Edward L. Flaherty, Jr., Peter E. Madden,
      Gregor F. Meyer, John E. Murray, Jr., Wesley W. Posvar, Marjorie P.
      Smuts and J. Christopher Donahue Trustees of Federated Investment Portfolios.
            [_] FOR ALL            [_] AGAINST ALL          [_] FOR ALL
                                                            EXCEPT:
                                                                _______________
                                                                 (LIST ANY
                 (THIS PROXY IS CONTINUED ON THE REVERSE SIDE   EXCEPTIONS)
   PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY BALLOT PROMPTLY, USING THE
                              ENCLOSED ENVELOPE)

3(d). To authorize the Trust to vote to approve or disapprove of the selection of Ernst & Young LLP as the independent certified public accountants of Federated Investment Portfolios.
        [_] FOR                 [_] AGAINST                 [_] ABSTAIN

4. Election of Rodman L. Drake, W. Wallace McDowell, Jr., Jonathan Piel,
   Alfred C. Tannachion, Donald L. Campbell, Joseph H. Dugan, Wolfe J. Frankl and Robert A. Robinson Trustees of the Trust.
            [_] FOR ALL            [_] AGAINST ALL          [_] FOR ALL
                                                            EXCEPT:
                                                                _______________
                                                                 (LIST ANY
                                                                EXCEPTIONS)

5. To approve or disapprove of the selection of Ernst & Young LLP as the independent certified public accountants of the Fund.
        [_] FOR                 [_] AGAINST                 [_] ABSTAIN
6. In their discretion, upon such other matters as may properly come before the meeting.

Said proxies will vote this proxy as directed, or if no direction is indicated, for items 1, 2(b), 2(f), 3, 3(a), 3(b), 3(c), 3(d), 4 and 5 unless authority to do so is specifically withheld in the manner provided, and in accordance with said proxies' best judgment as to any other matter.

             THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES
                                                 Dated __________________, 1995
                                                    (Please date this proxy)
                                                 ______________________________
                                                 ______________________________
                                                 Please sign exactly as your
                                                 name or names appear at left.
                                                 Corporate proxies should be
                                                 signed by an authorized
                                                 officer.

    PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY BALLOT PROMPTLY USING THE
                            ENCLOSED ENVELOPE.

                                 PROXY BALLOT
PROXY          EXCELSIOR INSTITUTIONAL SMALL CAPITALIZATION FUND          PROXY
                                  A SERIES OF
PROXY                    EXCELSIOR INSTITUTIONAL TRUST                    PROXY

The undersigned, revoking any prior proxy or proxies, hereby appoints Thomas
M. Lenz, Linda T. Gibson and Andres E. Saldana, or any of them individually, proxies, with full powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of Excelsior Institutional Small Capitalization Fund (the "Fund"), a series of Excelsior Institutional Trust (the "Trust"), to be held at the offices of United States Trust Company of New York ("U.S. Trust") located at 114 West 47th Street, New York, New York, on Wednesday, November 15, 1995, at 10:00 a.m., Eastern Time, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Special Meeting and accompanying Proxy Statement:

4. Election of Rodman L. Drake, W. Wallace McDowell, Jr., Jonathan Piel, Alfred C. Tannachion, Donald L. Campbell, Joseph H. Dugan, Wolfe J. Frankl and Robert A. Robinson Trustees of the Trust.

     [_] FOR ALL                  [_] AGAINST ALL              [_] FOR ALL
                                                               EXCEPT:
                                                                _______________
                                                                 (LIST ANY
                                                                EXCEPTIONS)

5. To approve or disapprove of the selection of Ernst & Young LLP as the independent certified public accountants of the Fund.

        [_] FOR                 [_] AGAINST                 [_] ABSTAIN

6. In their discretion, upon such other matters as may properly come before the meeting.

                 (THIS PROXY IS CONTINUED ON THE REVERSE SIDE
   PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY BALLOT PROMPTLY, USING THE
                              ENCLOSED ENVELOPE)

Said proxies will vote this proxy as directed, or if no direction is indicated, for items 4 and 5 unless authority to do so is specifically withheld in the manner provided, and in accordance with said proxies' best judgment as to any other matter.

             THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

                                                 Dated __________________, 1995
                                                    (Please date this proxy)
                                                 ______________________________
                                                 ______________________________
                                                 Please sign exactly as your
                                                 name or names appear at left.
                                                 Corporate proxies should be
                                                 signed by an authorized
                                                 officer.

    PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY BALLOT PROMPTLY USING THE
                            ENCLOSED ENVELOPE.

                                 PROXY BALLOT
PROXY                EXCELSIOR INSTITUTIONAL BALANCED FUND                PROXY
                                  A SERIES OF
PROXY                    EXCELSIOR INSTITUTIONAL TRUST                    PROXY

The undersigned, revoking any prior proxy or proxies, hereby appoints Thomas
M. Lenz, Linda T. Gibson and Andres E. Saldana, or any of them individually, proxies, with full powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of Excelsior Institutional Balanced Fund (the "Fund"), a series of Excelsior Institutional Trust (the "Trust"), to be held at the offices of United States Trust Company of New York ("U.S. Trust") located at 114 West 47th Street, New York, New York, on Wednesday, November 15, 1995, at 10:00 a.m., Eastern Time, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Special Meeting and accompanying Proxy Statement:

1.To approve or disapprove of the withdrawal by the Fund of its investment in the Balanced Portfolio of the St. James Portfolios.
        [_] FOR                 [_] AGAINST                 [_] ABSTAIN

2(b). To approve or disapprove of a new investment advisory agreement between the Trust, on behalf of the Fund, and United States Trust Company of the Pacific Northwest ("U.S. Trust Pacific") as investment adviser.
        [_] FOR                 [_] AGAINST                 [_] ABSTAIN

2(c). To approve or disapprove of a new investment subadvisory agreement between U.S. Trust Pacific and Becker Capital Management, Inc. as investment subadviser.
        [_] FOR                 [_] AGAINST                 [_] ABSTAIN

4. Election of Rodman L. Drake, W. Wallace McDowell, Jr., Jonathan Piel,
   Alfred C. Tannachion, Donald L. Campbell, Joseph H. Dugan, Wolfe J. Frankl and Robert A. Robinson Trustees of the Trust.
     [_] FOR ALL                  [_] AGAINST ALL              [_] FOR ALL
                                                               EXCEPT:
                                                                _______________
                                                                 (LIST ANY
                                                                EXCEPTIONS)
                 (THIS PROXY IS CONTINUED ON THE REVERSE SIDE
   PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY BALLOT PROMPTLY, USING THE
                              ENCLOSED ENVELOPE)

5. To approve or disapprove of the selection of Ernst & Young LLP as the independent certified public accountants of the Fund.

        [_] FOR                 [_] AGAINST                 [_] ABSTAIN

6. In their discretion, upon such other matters as may properly come before the meeting.

Said proxies will vote this proxy as directed, or if no direction is indicated, for items 1, 2(b), 2(c), 4 and 5 unless authority to do so is specifically withheld in the manner provided, and in accordance with said proxies' best judgment as to any other matter.

             THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

                                                 Dated __________________, 1995
                                                    (Please date this proxy)
                                                 ______________________________
                                                 ______________________________
                                                 Please sign exactly as your
                                                 name or names appear at left.
                                                 Corporate proxies should be
                                                 signed by an authorized
                                                 officer.

    PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY BALLOT PROMPTLY USING THE
                            ENCLOSED ENVELOPE.

                                 PROXY BALLOT
PROXY             EXCELSIOR INSTITUTIONAL EQUITY GROWTH FUND              PROXY
                                  A SERIES OF
PROXY                    EXCELSIOR INSTITUTIONAL TRUST                    PROXY

The undersigned, revoking any prior proxy or proxies, hereby appoints Thomas
M. Lenz, Linda T. Gibson and Andres E. Saldana, or any of them individually, proxies, with full powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of Excelsior Institutional Equity Growth Fund (the "Fund"), a series of Excelsior Institutional Trust (the "Trust"), to be held at the offices of United States Trust Company of New York ("U.S. Trust") located at 114 West 47th Street, New York, New York, on Wednesday, November 15, 1995, at 10:00 a.m., Eastern Time, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Special Meeting and accompanying Proxy Statement:

1. To approve or disapprove of the withdrawal by the Fund of its investment in the Equity Growth Portfolio of the St. James Portfolios.
        [_] FOR                 [_] AGAINST                 [_] ABSTAIN

2(b). To approve or disapprove of a new investment advisory agreement between the Trust, on behalf of the Fund, and United States Trust Company of the Pacific Northwest ("U.S. Trust Pacific") as investment adviser.
        [_] FOR                 [_] AGAINST                 [_] ABSTAIN

2(d). To approve or disapprove of a new investment subadvisory agreement between U.S. Trust Pacific and Luther King Capital Management Corporation as investment subadviser.
        [_] FOR                 [_] AGAINST                 [_] ABSTAIN

4. Election of Rodman L. Drake, W. Wallace McDowell, Jr., Jonathan Piel,
   Alfred C. Tannachion, Donald L. Campbell, Joseph H. Dugan, Wolfe J. Frankl and Robert A. Robinson Trustees of the Trust.
     [_] FOR ALL                  [_] AGAINST ALL              [_] FOR ALL
                                                               EXCEPT:
                                                                _______________
                                                                 (LIST ANY
                                                                EXCEPTIONS)
                 (THIS PROXY IS CONTINUED ON THE REVERSE SIDE
   PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY BALLOT PROMPTLY, USING THE
                              ENCLOSED ENVELOPE)

5. To approve or disapprove of the selection of Ernst & Young LLP as the independent certified public accountants of the Fund.

        [_] FOR                 [_] AGAINST                 [_] ABSTAIN

6. In their discretion, upon such other matters as may properly come before the meeting.

Said proxies will vote this proxy as directed, or if no direction is indicated, for items 1, 2(b), 2(d), 4 and 5 unless authority to do so is specifically withheld in the manner provided, and in accordance with said proxies' best judgment as to any other matter.

             THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

                                                 Dated __________________, 1995
                                                    (Please date this proxy)
                                                 ______________________________
                                                 ______________________________
                                                 Please sign exactly as your
                                                 name or names appear at left.
                                                 Corporate proxies should be
                                                 signed by an authorized
                                                 officer.

    PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY BALLOT PROMPTLY USING THE
                            ENCLOSED ENVELOPE.

                                 PROXY BALLOT
PROXY          EXCELSIOR INSTITUTIONAL VALUE EQUITY INCOME FUND           PROXY
                                  A SERIES OF
PROXY                    EXCELSIOR INSTITUTIONAL TRUST                    PROXY

The undersigned, revoking any prior proxy or proxies, hereby appoints Thomas
M. Lenz, Linda T. Gibson and Andres E. Saldana, or any of them individually, proxies, with full powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of Excelsior Institutional Value Equity Income Fund (the "Fund"), a series of Excelsior Institutional Trust (the "Trust"), to be held at the offices of United States Trust Company of New York ("U.S. Trust") located at 114 West 47th Street, New York, New York, on Wednesday, November 15, 1995, at 10:00 a.m., Eastern Time, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Special Meeting and accompanying Proxy Statement:

4. Election of Rodman L. Drake, W. Wallace McDowell, Jr., Jonathan Piel, Alfred C. Tannachion, Donald L. Campbell, Joseph H. Dugan, Wolfe J. Frankl and Robert A. Robinson Trustees of the Trust.

     [_] FOR ALL                  [_] AGAINST ALL              [_] FOR ALL
                                                               EXCEPT:
                                                                _______________
                                                                 (LIST ANY
                                                                EXCEPTIONS)

5. To approve or disapprove of the selection of Ernst & Young LLP as the independent certified public accountants of the Fund.

        [_] FOR                 [_] AGAINST                 [_] ABSTAIN

6. In their discretion, upon such other matters as may properly come before the meeting.

                 (THIS PROXY IS CONTINUED ON THE REVERSE SIDE
   PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY BALLOT PROMPTLY, USING THE
                              ENCLOSED ENVELOPE)

Said proxies will vote this proxy as directed, or if no direction is indicated, for items 4 and 5 unless authority to do so is specifically withheld in the manner provided, and in accordance with said proxies' best judgment as to any other matter.

             THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

                                                 Dated __________________, 1995
                                                    (Please date this proxy)
                                                 ______________________________
                                                 ______________________________
                                                 Please sign exactly as your
                                                 name or names appear at left.
                                                 Corporate proxies should be
                                                 signed by an authorized
                                                 officer.

    PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY BALLOT PROMPTLY USING THE
                            ENCLOSED ENVELOPE.

                                 PROXY BALLOT
PROXY          EXCELSIOR INSTITUTIONAL INTERNATIONAL EQUITY FUND          PROXY
                                  A SERIES OF
PROXY                    EXCELSIOR INSTITUTIONAL TRUST                    PROXY

The undersigned, revoking any prior proxy or proxies, hereby appoints Thomas
M. Lenz, Linda T. Gibson and Andres E. Saldana, or any of them individually, proxies, with full powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of Excelsior Institutional International Equity Fund (the "Fund"), a series of Excelsior Institutional Trust (the "Trust"), to be held at the offices of United States Trust Company of New York ("U.S. Trust") located at 114 West 47th Street, New York, New York, on Wednesday, November 15, 1995, at 10:00 a.m., Eastern Time, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Special Meeting and accompanying Proxy Statement:

1. To approve or disapprove of the withdrawal by the Fund of its investment in the International Equity Portfolio of the St. James Portfolios.
        [_] FOR                 [_] AGAINST                 [_] ABSTAIN

2(b). To approve or disapprove of a new investment advisory agreement between the Trust, on behalf of the Fund, and United States Trust Company of the Pacific Northwest ("U.S. Trust Pacific") as investment adviser.
        [_] FOR                 [_] AGAINST                 [_] ABSTAIN

2(e). To approve or disapprove of a new investment subadvisory agreement between U.S. Trust Pacific and Harding Loevner Management, L.P. as investment subadviser.
        [_] FOR                 [_] AGAINST                 [_] ABSTAIN

4. Election of Rodman L. Drake, W. Wallace McDowell, Jr., Jonathan Piel,
   Alfred C. Tannachion, Donald L. Campbell, Joseph H. Dugan, Wolfe J. Frankl and Robert A. Robinson Trustees of the Trust.
     [_] FOR ALL                  [_] AGAINST ALL              [_] FOR ALL
                                                               EXCEPT:
                                                                _______________
                                                                 (LIST ANY
                                                                EXCEPTIONS)
                 (THIS PROXY IS CONTINUED ON THE REVERSE SIDE
   PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY BALLOT PROMPTLY, USING THE
                              ENCLOSED ENVELOPE)

5. To approve or disapprove of the selection of Ernst & Young LLP as the independent certified public accountants of the Fund.

        [_] FOR                 [_] AGAINST                 [_] ABSTAIN

6. In their discretion, upon such other matters as may properly come before the meeting.

Said proxies will vote this proxy as directed, or if no direction is indicated, for items 1, 2(b), 2(e), 4 and 5 unless authority to do so is specifically withheld in the manner provided, and in accordance with said proxies' best judgment as to any other matter.

             THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

                                                 Dated __________________, 1995
                                                    (Please date this proxy)
                                                 ______________________________
                                                 ______________________________
                                                 Please sign exactly as your
                                                 name or names appear at left.
                                                 Corporate proxies should be
                                                 signed by an authorized
                                                 officer.

    PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY BALLOT PROMPTLY USING THE
                            ENCLOSED ENVELOPE.